Exhibit 99.1

EXECUTION VERSION

SONIC CAPITAL LLC,
SONIC INDUSTRIES LLC,
AMERICA'S DRIVE-IN BRAND PROPERTIES LLC,
AMERICA'S DRIVE-IN RESTAURANTS LLC,
SRI REAL ESTATE HOLDING LLC
and
SRI REAL ESTATE PROPERTIES LLC,
each as Co-Issuer

and

CITIBANK, N.A.,
as Trustee and Series 2013-1 Securities Intermediary

SERIES 2013-1 SUPPLEMENT
Dated as of July 18, 2013
to
BASE INDENTURE
Dated as of May 20, 2011

$155,000,000 3.75% Fixed Rate Series 2013-1 Notes, Class A-2

TABLE OF CONTENTS

i

ANNEXES

Annex A	Series 2013-1 Supplemental Definitions List

EXHIBITS

Exhibit A-1:	Form of Restricted Global Series 2013-1 Class A-2 Note
Exhibit A-2:	Form of Regulation S Global Series 2013-1 Class A-2 Note
Exhibit A-3:	Form of Unrestricted Global Series 2013-1 Class A-2 Note
Exhibit B-1:	Form of Transferee Certificate
Exhibit B-2:	Form of Transferee Certificate
Exhibit B-3:	Form of Transferee Certificate
Exhibit B-4:	Form of Transferee Certificate
Exhibit C:	Important Section 3(c)(7) Notice
Exhibit D:	Form of Monthly Noteholders' Statement
Exhibit E:	Quarterly Noteholders’ Statement

ii

SERIES 2013-1 SUPPLEMENT, dated as of July 18, 2013 (this “Series Supplement”), by and among SONIC CAPITAL LLC, a Delaware limited liability company (the “Master Issuer”), SONIC INDUSTRIES LLC, a Delaware limited liability company (the “Franchise Assets Holder”), AMERICA'S DRIVE-IN BRAND PROPERTIES LLC, a Kansas limited liability company (the “IP Holder”), AMERICA'S DRIVE-IN RESTAURANTS LLC, a Delaware limited liability company (“ADR”), SRI REAL ESTATE HOLDING LLC, a Delaware limited liability company (“SRI Real Estate Holdco”), SRI REAL ESTATE PROPERTIES LLC, a Delaware limited liability company (“SRI Real Estate Assets Holder” and, together with the Master Issuer, the Franchise Assets Holder, the IP Holder, ADR and SRI Real Estate Holdco, collectively, the “Co-Issuers” and each, a “Co-Issuer”), each as a Co-Issuer, and CITIBANK, N.A., a national banking association, as trustee (in such capacity, the “Trustee”) and as Series 2013-1 Securities Intermediary, to the Base Indenture, dated as of May 20, 2011, by and among the Co-Issuers and CITIBANK, N.A., as Trustee and as Securities Intermediary (as amended, modified or supplemented from time to time, exclusive of Series Supplements, the “Base Indenture”).

PRELIMINARY STATEMENT

WHEREAS, Sections 2.2 and 13.1 of the Base Indenture provide, among other things, that the Co-Issuers and the Trustee may at any time and from time to time enter into a Series Supplement to the Base Indenture for the purpose of authorizing the issuance of one or more Series of Notes (as defined in Annex A of the Base Indenture) upon satisfaction of the conditions set forth therein; and

WHEREAS, all such conditions have been met for the issuance of the Series of Notes authorized hereunder.

NOW, THEREFORE, the parties hereto agree as follows:

DESIGNATION

There is hereby created a Series of Notes to be issued pursuant to the Base Indenture and this Series Supplement, and such Series of Notes shall be designated as “Series 2013-1 Notes”.  On the Series 2013-1 Closing Date, one Class of Notes of such Series shall be issued: 3.75% Fixed Rate Series 2013-1 Notes, Class A-2 (as referred to herein, the “Series 2013-1 Class A-2 Notes” or the “Series 2013-1 Notes”).  For purposes of the Indenture, the Series 2013-1 Class A-2 Notes shall be deemed to be “Senior Notes.”

ARTICLE I

DEFINITIONS

All capitalized terms used herein (including in the preamble and the recitals hereto) shall have the meanings assigned to such terms in the Series 2013-1 Supplemental Definitions List attached hereto as Annex A (the “Series 2013-1 Supplemental Definitions List”) as such Series 2013-1 Supplemental Definitions List may be amended, supplemented or otherwise modified from time to time in accordance with the terms hereof.  All capitalized terms not otherwise defined therein shall have the meanings assigned thereto in the Base Indenture

Definitions List attached to the Base Indenture as Annex A thereto, as such Base Indenture Definitions List may be amended, supplemented or otherwise modified from time to time in accordance with the terms of the Base Indenture.  Unless otherwise specified herein, all Article, Exhibit, Section or Subsection references herein shall refer to Articles, Exhibits, Sections or Subsections of the Base Indenture or this Series Supplement (as indicated herein).  Unless otherwise stated herein, as the context otherwise requires or if such term is otherwise defined in the Base Indenture, each capitalized term used or defined herein shall relate only to the Series 2013-1 Notes and not to any other Series of Notes issued by the Co-Issuers.

ARTICLE II

[RESERVED]

ARTICLE III

SERIES 2013-1 ALLOCATIONS; PAYMENTS

With respect to the Series 2013-1 Notes only, the following shall apply:

Section 3.1         Allocations with Respect to the Series 2013-1 Notes.  On the Series 2013-1 Closing Date, the net proceeds from the initial sale of the Series 2013-1 Notes will be deposited into the Series 2011-1 Class A-2 Distribution Account.

Section 3.2         Application of Interim Collections on Interim Allocation Dates to the Series 2013-1 Notes; Payment Date Applications.  On each Interim Allocation Date, the Master Issuer shall instruct the Trustee in writing to allocate from the Collection Account all amounts relating to the Series 2013-1 Notes pursuant to, and to the extent that funds are available therefor in accordance with the provisions of, the Priority of Payments, including the following:

(a)        Series 2013-1 Notes Monthly Interest.  On each Interim Allocation Date, the Master Issuer shall instruct the Trustee in writing to allocate from the Collection Account the Series 2013-1 Class A-2 Monthly Interest, in each case, deemed to be “Senior Notes Monthly Interest” pursuant to, and to the extent that funds are available therefor in accordance with the provisions of, the Priority of Payments.

(b)        [reserved].

(c)        [reserved].

(d)        Series 2013-1 Interest Reserve Amount.

(i)           The Co-Issuers shall maintain an amount on deposit in the Senior Notes Interest Reserve Account with respect to the Series 2013-1 Notes equal to the Series 2013-1 Interest Reserve Amount.

(ii)           If on any Interim Allocation Date there is a Series 2013-1 Interest Reserve Account Deficiency, the Master Issuer shall instruct the Trustee in writing to deposit into the Senior Notes Interest Reserve Account an amount equal to the Series 2013-1 Interest Reserve Account Deficit Amount pursuant to, and to the extent that funds are available therefor in accordance with the provisions of, the Priority of Payments.

(iii)          On each Accounting Date preceding the first Payment Date following a Series 2013-1 Interest Reserve Release Event or on which a Series 2013-1 Interest Reserve Release Event occurs, the Master Issuer shall instruct the Trustee in writing to withdraw the Series 2013-1 Interest Reserve Release Amount, if any, from the Senior Notes Interest Reserve Account and deposit such amounts into the Collection Account in accordance with Section 5.14(q) of the Base Indenture.

(e)        Series 2013-1 Notes Rapid Amortization Principal Amounts.  If any Interim Allocation Date occurs during a Rapid Amortization Period, the Master Issuer shall instruct the Trustee in writing to allocate from the Collection Account for payment of principal on the Series 2013-1 Notes the amounts contemplated by the Priority of Payments for such principal.

(f)         [reserved].

(g)        [reserved].

(h)        [reserved].

(i)         Series 2013-1 Notes Monthly Post-ARD Contingent Interest.  On each Interim Allocation Date, the Master Issuer shall instruct the Trustee in writing to allocate from the Collection Account the Series 2013-1 Class A-2 Monthly Post-ARD Contingent Interest deemed to be “Senior Notes Monthly Post-ARD Contingent Interest” pursuant to, and to the extent that funds are available therefor in accordance with the provisions of, the Priority of Payments.

(j)         Series 2013-1 Class A-2 Make-Whole Prepayment Premium.  On each Interim Allocation Date, the Master Issuer shall instruct the Trustee in writing to allocate from the Collection Account the Series 2013-1 Class A-2 Make-Whole Prepayment Premium deemed to be “unpaid premiums and make-whole prepayment premiums” pursuant to, and to the extent that funds are available therefor in accordance with the provisions of, the Priority of Payments.

(k)        Application Instructions.  The Control Party is hereby authorized (but shall not be obligated) to deliver any instruction contemplated in this Section 3.2 that is not timely delivered by or on behalf of any Co-Issuer.

Section 3.3         Certain Distributions from the Series 2013-1 Class A-2 Distribution Account.

(a)        On each Payment Date, based solely upon the most recent Monthly Manager's Certificate, Company Order or otherwise, the Trustee shall, in accordance with Section 6.1 of the Base Indenture, remit to the Series 2013-1 Class A-2 Noteholders from the Series 2013-1 Class A-2 Distribution Account the amounts withdrawn from the Senior Notes

Interest Account and Senior Notes Principal Payments Account, as applicable, pursuant to Section 5.14(a), (c), (f) or (m), as applicable, of the Base Indenture, and deposited in the Series 2013-1 Class A-2 Distribution Account for the payment of interest and, to the extent applicable, principal on such Payment Date.

Section 3.4         [Reserved].

Section 3.5         Series 2013-1 Class A-2 Interest.

(a)        Series 2013-1 Class A-2 Note Rate.  From the Series 2013-1 Closing Date until the Series 2013-1 Class A-2 Outstanding Principal Amount has been paid in full, the Series 2013-1 Class A-2 Outstanding Principal Amount will accrue interest at the Series 2013-1 Class A-2 Note Rate.  Such accrued interest will be due and payable in arrears on each Payment Date, from amounts that are made available for payment thereof (i) on any related Interim Allocation Date in accordance with the Priority of Payments and (ii) on such Payment Date in accordance with Section 5.14 of the Base Indenture, commencing on August 20, 2013; provided that in any event all accrued but unpaid interest shall be due and payable in full on the Series 2013-1 Legal Final Maturity Date, on any Series 2013-1 Prepayment Date with respect to a prepayment in full of the Series 2013-1 Class A-2 Notes or on any other day on which all of the Series 2013-1 Class A-2 Outstanding Principal Amount is required to be paid in full.  To the extent any interest accruing at the Series 2013-1 Class A-2 Note Rate is not paid when due, such unpaid interest will accrue interest at the Series 2013-1 Class A-2 Note Rate.  All computations of interest at the Series 2013-1 Class A-2 Note Rate shall be made on the basis of a year of 360 days and twelve 30-day months.

(b)        Series 2013-1 Class A-2 Monthly Post-ARD Contingent Interest.

(i)           Monthly Post-ARD Contingent Interest.  From and after the Series 2013-1 Anticipated Repayment Date, if the Series 2013-1 Final Payment has not been made, then additional interest will accrue on the Series 2013-1 Class A-2 Outstanding Principal Amount at an annual rate (the “Series 2013-1 Class A-2 Monthly Post-ARD Contingent Interest Rate“) equal to the greater of (A) 5% per annum and (B) a per annum rate equal to the excess, if any, by which the sum of (1) the yield to maturity (adjusted to a “mortgage equivalent basis” for a monthly-pay security pursuant to the standards and practices of the Securities Industry and Financial Markets Association) on the Series 2013-1 Anticipated Repayment Date of the United States Treasury Security having a term closest to 10 years plus (2) 5% plus (3) 2.99% exceeds the Series 2013-1 Class A-2 Note Rate (such additional interest, the “Series 2013-1 Class A-2 Monthly Post-ARD Contingent Interest”).  All computations of Series 2013-1 Class A-2 Monthly Post-ARD Contingent Interest shall be made on the basis of a year of 360 days and twelve 30-day months.

(ii)           Payment of Series 2013-1 Class A-2 Monthly Post-ARD Contingent Interest.  Any Series 2013-1 Class A-2 Monthly Post-ARD Contingent Interest will be due and payable on any applicable Payment Date, as and when amounts are made available for payment thereof (i) on any related Interim

Allocation Date in accordance with the Priority of Payments and (ii) on such Payment Date in accordance with Section 5.14 of the Base Indenture, in the amount so available.  The failure to pay any Series 2013-1 Class A-2 Monthly Post-ARD Contingent Interest in excess of such amounts will not be an Event of Default and interest will not accrue on any unpaid portion thereof; provided that in any event all accrued but unpaid Series 2013-1 Class A-2 Monthly Post-ARD Contingent Interest shall be due and payable in full on the Series 2013-1 Legal Final Maturity Date, on any Series 2013-1 Prepayment Date with respect to a prepayment in full of the Series 2011-1 Class A-1 Notes or on any other day on which all of the Series 2013-1 Class A-2 Outstanding Principal Amount is required to be paid in full.

(c)        Series 2013-1 Class A-2 Initial Interest Period.  The initial Interest Period for the Series 2013-1 Class A-2 Notes shall commence on the Series 2013-1 Closing Date and end on (but exclude) August 20, 2013.

Section 3.6         Payment of 2013-1 Note Principal.

(a)        Series 2013-1 Notes Principal Payment at Legal Maturity.  The Series 2013-1 Outstanding Principal Amount shall be due and payable on the Series 2013-1 Legal Final Maturity Date.  The Series 2013-1 Outstanding Principal Amount is not prepayable, in whole or in part, except as set forth in this Section 3.6.

(b)        Series 2013-1 Anticipated Repayment.  The Series 2013-1 Final Payment is anticipated to occur on July 20, 2020 (such date, the “Series 2013-1 Anticipated Repayment Date”).

(c)        No Scheduled Principal Payments.  The Series 2013-1 Class A-2 Notes are  not subject to Scheduled Principal Payments and are expected to be paid in full on the Series 2013-1 Anticipated Repayment Date.

(d)        Series 2013-1 Notes Mandatory Payments of Principal.

(i)           If a Change of Control to which the Control Party (at the direction of the Controlling Class Representative) has not provided its prior written consent (not to be unreasonably withheld) occurs, the Co-Issuers shall prepay all the Series 2013-1 Notes in full by (A) depositing an amount equal to the Series 2013-1 Outstanding Principal Amount and all other amounts that are or will be due and payable with respect to the Series 2013-1 Notes under the Indenture as of the applicable Series 2013-1 Prepayment Date referred to in clause (C) below (including all interest and fees accrued to such date, any Series 2013-1 Class A-2 Make-Whole Prepayment Premium required to be paid in connection therewith pursuant to Section 3.6(e) of this Series Supplement) in the Series 2013-1 Class A-2 Distribution Account, (B) reimbursing the Trustee, the Servicer and the Manager, as applicable, for any unreimbursed Servicing Advances and Manager Advances (in each case, with interest thereon at the Advance Interest Rate) (C) delivering Prepayment Notices in accordance with Section 3.6(g) of this Series

Supplement and (D) directing the Trustee to distribute such amount set forth in clause (A) to the applicable Series 2013-1 Noteholders on the Series 2013-1 Prepayment Date specified in such Prepayment Notices.

(ii)           Upon the failure of the Co-Issuers to Reinvest Real Estate Asset Disposition Proceeds in excess of the Real Estate Asset Disposition Threshold in accordance with Section 8.16(a)(ii) of the Base Indenture (such failure, a “Real Estate Asset Disposition Prepayment Event”), then (A) on the next Interim Allocation Date, the related Real Estate Asset Disposition Proceeds Prepayment Amount shall be allocated pursuant to pursuant to Section 5.13(c) of the Base Indenture and (B) on the next Payment Date following such Interim Allocation Date, from the portion of the excess Real Estate Asset Disposition Proceeds Prepayment Amount  allocated to the Series 2013-1 Class A-2 Notes, if any,  pursuant to Section 5.13(c) of the Base Indenture, the Co-Issuers shall prepay the Series 2013-1 Class A-2 Notes (based on their respective portion of the Series 2013-1 Class A-2 Outstanding Principal Amount), in an aggregate principal amount equal to such allocation by (A) depositing the portion of the excess Real Estate Asset Disposition Proceeds Prepayment Amount allocated to the Series 2013-1 Class A-2 Notes, if any, (and all interest and fees accrued to such date and any Series 2013-1 Class A-2 Make-Whole Prepayment Premium required to be paid in connection therewith pursuant to Section 3.6(e) of this Series Supplement) in the Series 2013-1 Class A-2 Distribution Account, (B) delivering Prepayment Notices in accordance with Section 3.6(g) of this Series Supplement, (C) directing the Trustee to distribute such amount to the Series 2013-1 Noteholders on the Series 2013-1 Prepayment Date specified in such Prepayment Notice and (D) complying with the other applicable Series Supplements with respect to prepayment of the applicable other portions of such Real Estate Asset Disposition Proceeds.

(iii)          During any Rapid Amortization Period, principal payments shall be due and payable on each Payment Date on the applicable Classes of Series 2013-1 Notes as and when amounts are made available for payment thereof (i) on any related Interim Allocation Date in accordance with the Priority of Payments and (ii) on such Payment Date in accordance with Section 5.14 of the Base Indenture, in the amount so available, together with any Series 2013-1 Class A-2 Make-Whole Prepayment Premium required to be paid in connection therewith pursuant to Section 3.6(e) of this Series Supplement; provided, for avoidance of doubt, that it shall not constitute an Event of Default if any such Series 2013-1 Class A-2 Make-Whole Prepayment Premium is not paid because insufficient funds are available to pay such Series 2013-1 Class A-2 Make-Whole Prepayment Premium, in accordance with the Priority of Payments.  Such payments shall be ratably allocated among the Series 2013-1 Noteholders within each applicable Class based on their respective portion of the Series 2013-1 Outstanding Principal Amount of such Class.

(e)        Series 2013-1 Class A-2 Make-Whole Prepayment Premium Payments.  In connection with any mandatory prepayment of any Series 2013-1 Class A-2 Notes upon a

Change of Control, upon the occurrence of a Real Estate Asset Disposition Prepayment Event or during any Rapid Amortization Period made pursuant to Section 3.6(d)(i), (d)(ii) or (d)(iii) of this Series Supplement or any optional prepayment of any Series 2013-1 Class A-2 Notes made pursuant to Section 3.6(f) of this Series Supplement, the Co-Issuers shall pay, in the manner described herein, the Series 2013-1 Class A-2 Make-Whole Prepayment Premium to the Series 2013-1 Class A-2 Noteholders with respect to the applicable Series 2013-1 Prepayment Amount; provided that no such Series 2013-1 Class A-2 Make-Whole Prepayment Premium shall be payable (i) in connection with any payment that occurs on or after the Payment Date occurring eighteen (18) months prior to the Series 2013-1 Anticipated Repayment Date (the “Prepayment Calculation Date”), (ii) in connection with the application of Indemnification Payments allocated to the Series 2013-1 Notes pursuant to Section 3.6(j) of this Series Supplement or (iii) to the extent a Series 2013-1 Class A-2 Make Whole Prepayment Premium is not payable pursuant to the definition thereof.

(f)         Optional Prepayment of Series 2013-1 Class A-2 Notes.  Subject to Sections 3.6(e) and (g) of this Series Supplement, the Co-Issuers shall have the option to prepay the Series 2013-1 Class A-2 Notes in whole on any Business Day, or in part on any Payment Date, as specified in the applicable Prepayment Notices; provided that prior to the Prepayment Calculation Date, the Co-Issuers shall not make any optional prepayment in part of any Series 2013-1 Class A-2 Notes pursuant to this Section 3.6(f) (x) more frequently than four (4) times in any annual period commencing with the annual period commencing on the Series 2013-1 Closing Date or (y) in a principal amount for any single prepayment of less than $5,000,000 (except that any such prepayment may be in a principal amount less than such amount if effected on the same day as any partial mandatory prepayment or repayment pursuant to this Series Supplement); provided, further, that no such optional prepayment may be made unless (i) the amount on deposit in the Senior Notes Principal Payments Account that is allocable to the Series 2013-1 Class A-2 Notes to be prepaid is sufficient to pay the principal amount of the Series 2013-1 Class A-2 Notes to be prepaid and the Series 2013-1 Class A-2 Make-Whole Prepayment Premium required pursuant to Section 3.6(e), in each case, payable on the relevant Series 2013-1 Prepayment Date; (ii) the amount on deposit in the Senior Notes Interest Account that is allocable to the Outstanding Principal Amount of Series 2013-1 Class A-2 Notes to be prepaid is sufficient to pay (A) the Series 2013-1 Class A-2 Monthly Interest Amounts through the relevant Series 2013-1 Prepayment Date relating to the Outstanding Principal Amount of Series 2013-1 Class A-2 Notes to be prepaid and (B) only if such optional prepayment is a prepayment in whole, (x) the Series 2013-1 Class A-2 Monthly Post-ARD Contingent Interest and (y) all Securitization Operating Expenses, to the extent attributable to the Series 2013-1 Class A-2 Notes; and (iii) the Co-Issuers shall reimburse the Trustee, the Servicer and the Manager, as applicable, for any unreimbursed Servicing Advances and Manager Advances (in each case, with interest thereon at the Advance Interest Rate).

(g)        Notices of Prepayments.  The Co-Issuers shall give prior written notice (each, a “Prepayment Notice”) at least ten (10) Business Days but not more than twenty (20) Business Days prior to any prepayment pursuant to Sections 3.6(d)(i), (d)(ii) or 3.6(f) of this Series Supplement (each, a “Series 2013-1 Prepayment”) to each Series 2013-1 Noteholder affected by such Series 2013-1 Prepayment, the Rating Agencies, the Servicer and the Trustee; provided that at the request of the Co-Issuers, such notice to the affected Series 2013-1 Noteholders shall be given by the Trustee in the name and at the expense of the Co-Issuers.  In connection with any such Prepayment Notice, the Co-Issuers shall provide a written report to the Trustee directing the Trustee to distribute such prepayment in accordance with the applicable provisions of Section 3.6(k) of this Series Supplement.  With respect to each Series 2013-1 Prepayment, the related Prepayment Notice shall, in each case, specify (A) the date on which such prepayment will be made (each, a “Series 2013-1 Prepayment Date”), which in all cases shall be a Business Day and, in the case of a mandatory prepayment upon a Change of Control, shall be no more than ten (10) Business Days after the occurrence of such event, and in the case of a Real Estate Asset Disposition Prepayment Event, shall be the Payment Date immediately following such event, (B) the aggregate principal amount of the applicable Class of Notes to be prepaid on such date (such amount, together with all accrued and unpaid interest thereon to such date, a “Series 2013-1 Prepayment Amount”) and (C) the date on which the applicable Series 2013-1 Class A-2 Make-Whole Prepayment Premium, if any, to be paid in connection therewith will be calculated, which calculation date shall be no earlier than the fifth Business Day before such Series 2013-1 Prepayment Date (the “Series 2013-1 Class A-2 Make-Whole Premium Calculation Date”).  Each Prepayment Notice shall be revocable until two (2) Business Days prior to the Series 2013-1 Prepayment Date.  All Prepayment Notices shall be (i) transmitted by facsimile or email to (A) each affected Series 2013-1 Noteholder to the extent such Series 2013-1 Noteholder has provided a facsimile number or email address to the Trustee and (B) the Rating Agencies, the Servicer and the Trustee and (ii) sent by registered mail to each affected Series 2013-1 Noteholder.  A Prepayment Notice may be revoked by any Co-Issuer if the Trustee receives written notice of such revocation no later than 10:00 a.m. (New York City time) two Business Days prior to such Prepayment Date.  The Co-Issuers shall give written notice of such revocation to the Servicer, and at the request of the Co-Issuers, the Trustee shall forward the notice of revocation to the Series 2013-1 Noteholders.

(h)        Series 2013-1 Prepayments.  On each Series 2013-1 Prepayment Date with respect to any Series 2013-1 Prepayment, the Series 2013-1 Prepayment Amount and the Series 2013-1 Class A-2 Make-Whole Prepayment Premium, if any, shall be due and payable.  The Co-Issuers shall pay the Series 2013-1 Prepayment Amount together with the applicable Series 2013-1 Class A-2 Make-Whole Prepayment Premium, if any, with respect to such Series 2013-1 Prepayment Amount, by, to the extent not already deposited therein pursuant to Sections 3.6(d)(i), (d)(ii) or (f) of this Series Supplement, depositing such amounts in the Series 2013-1 Class A-2 Distribution Account on or prior to the related Series 2013-1 Prepayment Date to be distributed in accordance with Section 3.6(k) of this Series Supplement.

(i)         Prepayment Premium Not Payable.  For the avoidance of doubt, there is no Series 2013-1 Class A-2 Make-Whole Prepayment Premium payable as a result of (i) the application of Indemnification Payments allocated to the Series 2013-1 Notes pursuant to Section 3.6(j) of this Series Supplement,  (ii) any optional prepayment on or after the Prepayment Calculation Date or (iii) to the extent a Series 2013-1 Class A-2 Make Whole Premium is not payable pursuant to the definition thereof.

(j)         Indemnification Payments.  Any Indemnification Payments deposited to the Senior Notes Principal Payments Account in accordance with Section 5.13(b) of the Base Indenture and that are allocated to the Series 2013-1 Notes shall be withdrawn from the Senior Notes Principal Payments Account in accordance with Section 5.14(f) of the Base Indenture and deposited in the Series 2013-1 Class A-2 Distribution Account and used to prepay the Series

2013-1 Class A-2 Notes (based on their respective portion of the Series 2013-1 Class A-2 Outstanding Principal Amount) on the Payment Date immediately succeeding such deposit.  In connection with any prepayment made pursuant to this Section 3.6(j), the Co-Issuers shall not be obligated to pay any prepayment premium.

(k)        Series 2013-1 Prepayment Distributions.

(i)           [reserved]

(ii)          On the Series 2013-1 Prepayment Date for each Series 2013-1 Prepayment to be made pursuant to this Section 3.6 in respect of the Series 2013-1 Class A-2 Notes, the Trustee shall, in accordance with Section 6.1 of the Base Indenture and based solely upon the applicable written report provided to the Trustee pursuant to Section 3.6(g) of this Series Supplement, wire transfer to the Series 2013-1 Class A-2 Noteholders of record on the preceding Prepayment Record Date on a pro rata basis, based on their respective portion of the Series 2013-1 Class A-2 Outstanding Principal Amount, the amount deposited in the Series 2013-1 Class A-2 Distribution Account pursuant to this Section 3.6, if any, in order to repay the applicable portion of the Series 2013-1 Class A-2 Outstanding Principal Amount and pay all accrued and unpaid interest thereon to such Series 2013-1 Prepayment Date and any Series 2013-1 Class A-2 Make-Whole Prepayment Premium due to Series 2013-1 Class A-2 Noteholders on such Series 2013-1 Prepayment Date.

(l)         Series 2013-1 Notices of Final Payment.  The Co-Issuers shall notify the Trustee, the Servicer and the Rating Agencies on or before the Record Date preceding the Payment Date which will be the Series 2013-1 Final Payment Date; provided, however, that with respect to any Series 2013-1 Final Payment that is made in connection with any mandatory or optional prepayment in full, the Co-Issuers shall not be obligated to provide any additional notice to the Trustee or the Rating Agencies of such Series 2013-1 Final Payment beyond the notice required to be given in connection with such prepayment pursuant to Section 3.6(g) of this Series Supplement.  The Trustee shall provide written notice to each Person in whose name a Series 2013-1 Note is registered at the close of business on such Record Date that the immediately succeeding Payment Date will be the Series 2013-1 Final Payment Date.  Such written notice to be sent to the Series 2013-1 Noteholders shall be made at the expense of the Co-Issuers and shall be mailed by the Trustee within five (5) Business Days of receipt of notice from the Co-Issuers indicating that the Series 2013-1 Final Payment will be made and shall specify that such Series 2013-1 Final Payment will be payable only upon presentation and surrender of the Series 2013-1 Notes and shall specify the place where the Series 2013-1 Notes may be presented and surrendered for such Series 2013-1 Final Payment.

Section 3.7         [Reserved].

Section 3.8         Series 2013-1 Class A-2 Distribution Account.

(a)        Establishment of Series 2013-1 Class A-2 Distribution Account.  On the Closing Date, an account shall be assigned to the Trustee for the benefit of the Series 2013-1

Class A-2 Noteholders (the “Series 2013-1 Class A-2 Distribution Account”), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Series 2013-1 Class A-2 Noteholders.  The Series 2013-1 Class A-2 Distribution Account shall be an Eligible Account.  If the Series 2013-1 Class A-2 Distribution Account is at any time no longer an Eligible Account, the Master Issuer and SRI Real Estate Holdco shall, within five (5) Business Days of obtaining knowledge that the Series 2013-1 Class A-2 Distribution Account is no longer an Eligible Account, establish a new Series 2013-1 Class A-2 Distribution Account that is an Eligible Account.  If a new Series 2013-1 Class A-2 Distribution Account is established, the Master Issuer and SRI Real Estate Holdco shall instruct the Trustee in writing to transfer all cash and investments from the non-qualifying Series 2013-1 Class A-2 Distribution Account into the new Series 2013-1 Class A-2 Distribution Account.  Initially, the Series 2013-1 Class A-2 Distribution Account will be established with the Trustee.

(b)        Administration of the Series 2013-1 Class A-2 Distribution Account.  All amounts held in the Series 2013-1 Class A-2 Distribution Account shall be invested in the Permitted Investments at the written direction (which may be standing directions) of the Master Issuer; provided, however, that any such investment in the Series 2013-1 Class A-2 Distribution Account shall mature not later than the Business Day prior to the first Payment Date following the date on which such funds were received or such other date on which any such funds are scheduled to be paid to the Series 2013-1 Class A-2 Noteholders.  In the absence of written investment instructions hereunder, funds on deposit in the Series 2013-1 Class A-2 Distribution Account shall be invested at the direction of the Master Issuer and SRI Real Estate Holdco as fully as practicable in one or more Permitted Investments of the type described in clause (b) of the definition thereof.  Neither the Master Issuer nor SRI Real Estate Holdco shall direct (or permit) the disposal of any Permitted Investments prior to the maturity thereof if such disposal would result in a loss any portion of the initial purchase price of such Permitted Investment.

(c)        Earnings from Series 2013-1 Class A-2 Distribution Account.  All interest and earnings (net of losses and investment expenses) paid on funds on deposit in the Series 2013-1 Class A-2 Distribution Account shall be deemed to be available and on deposit for distribution to the Series 2013-1 Class A-2 Noteholders.

(d)        Series 2013-1 Class A-2 Distribution Account Constitutes Additional Collateral for Series 2013-1 Class A-2 Notes.  In order to secure and provide for the repayment and payment of the Obligations with respect to the Series 2013-1 Class A-2 Notes, the Co-Issuers hereby grant a security interest in and assign, pledge, grant, transfer and set over to the Trustee, for the benefit of the Series 2013-1 Class A-2 Noteholders, all of the Co-Issuers' right, title and interest in and to the following (whether now or hereafter existing or acquired): (i) the Series 2013-1 Class A-2 Distribution Account, including any security entitlement thereto; (ii) all funds on deposit therein from time to time; (iii) all certificates and instruments, if any, representing or evidencing any or all of the Series 2013-1 Class A-2 Distribution Account or the funds on deposit therein from time to time; (iv) all investments made at any time and from time to time with monies in the Series 2013-1 Class A-2 Distribution Account, whether constituting securities, instruments, general intangibles, investment property, financial assets or other property; (v) all interest, dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for the Series 2013-1 Class A-2 Distribution Account, the funds on deposit therein from time to time or the investments made with such funds; and (vi) all proceeds of any and all of the foregoing, including, without limitation, cash (the items in the foregoing clauses (i) through (vi) are referred to, collectively, as the “Series 2013-1 Class A-2 Distribution Account Collateral”).

(e)        Termination of Series 2013-1 Class A-2 Distribution Account.  On or after the date on which the Series 2013-1 Final Payment has been made, the Trustee, acting in accordance with the written instructions of the Master Issuer and SRI Real Estate Holdco, shall withdraw from the Series 2013-1 Class A-2 Distribution Account all amounts on deposit therein for payment to the Co-Issuers.

Section 3.9         Trustee as Securities Intermediary.

(a)        The Trustee or other Person holding the Series 2013-1 Class A-2 Distribution Account shall be the “Series 2013-1 Securities Intermediary.” If the Series 2013-1 Securities Intermediary in respect of the Series 2013-1 Class A-2 Distribution Account is not the Trustee, the Master Issuer and SRI Real Estate Holdco shall obtain the express agreement of such other Person to the obligations of the Series 2013-1 Securities Intermediary set forth in this Section 3.9.

(b)        The Series 2013-1 Securities Intermediary agrees that:

(i)           The Series 2013-1 Class A-2 Distribution Account is an account to which Financial Assets will or may be credited;

(ii)          The Series 2013-1 Class A-2 Distribution Account is a “securities accounts” within the meaning of Section 8-501 of the New York UCC and the Series 2013-1 Securities Intermediary qualifies as a “securities intermediary” under Section 8-102(a) of the New York UCC;

(iii)         All securities or other property (other than cash) underlying any Financial Assets credited to the Series 2013-1 Class A-2 Distribution Account shall be registered in the name of the Securities Intermediary, indorsed to the Series 2013-1 Securities Intermediary or in blank or credited to another securities account maintained in the name of the Series 2013-1 Securities Intermediary, and in no case will any Financial Asset credited to the Series 2013-1 Class A-2 Distribution Account be registered in the name of the Master Issuer and SRI Real Estate Holdco, payable to the order of the Master Issuer and SRI Real Estate Holdco or specially indorsed to the Master Issuer and SRI Real Estate Holdco;

(iv)         All property delivered to the Series 2013-1 Securities Intermediary pursuant to this Series Supplement will be promptly credited to the Series 2013-1 Class A-2 Distribution Account;

(v)          Each item of property (whether investment property, security, instrument or cash) credited to the Series 2013-1 Class A-2 Distribution Account shall be treated as a Financial Asset under Article 8 of the New York UCC;

(vi)         If at any time the Series 2013-1 Securities Intermediary shall receive any entitlement order from the Trustee (including those directing transfer or redemption of any Financial Asset) relating to the Series 2013-1 Class A-2 Distribution Account, the Series 2013-1 Securities Intermediary shall comply with such entitlement order without further consent by the Master Issuer, SRI Real Estate Holdco or any other Securitization Entity or any other Person;

(vii)        The Series 2013-1 Class A-2 Distribution Account shall be governed by the laws of the State of New York, regardless of any provision of any other agreement.  For purposes of all applicable UCCs, New York shall be deemed to the Series 2013-1 Securities Intermediary's jurisdiction and the Series 2013-1 Class A-2 Distribution Account (as well as the “securities entitlements” (as defined in Section 8-102(a)(17) of the New York UCC) related thereto) shall be governed by the laws of the State of New York;

(viii)        The Series 2013-1 Securities Intermediary has not entered into, and until termination of this Series Supplement, will not enter into, any agreement with any other Person relating to the Series 2013-1 Class A-2 Distribution Account and/or any Financial Assets credited thereto pursuant to which it has agreed to comply with “entitlement orders” (as defined in Section 8-102(a)(8) of the New York UCC) of such other Person and the Series 2013-1 Securities Intermediary has not entered into, and until the termination of this Series Supplement will not enter into, any agreement with the Master Issuer and SRI Real Estate Holdco purporting to limit or condition the obligation of the Securities Intermediary to comply with entitlement orders as set forth in Section 3.9(b)(vi) of this Series Supplement; and

(ix)         Except for the claims and interest of the Trustee, the Secured Parties and the Securitization Entities in the Series 2013-1 Class A-2 Distribution Account, neither the Series 2013-1 Securities Intermediary nor, in the case of the Trustee, any Trust Officer knows of any claim to, or interest in, the Series 2013-1 Class A-2 Distribution Account or any Financial Asset credited thereto.  If the Series 2013-1 Securities Intermediary or, in the case of the Trustee, a Trust Officer has actual knowledge of the assertion by any other person of any Lien, encumbrance or adverse claim (including any writ, garnishment, judgment, warrant of attachment, execution or similar process) against the Series 2013-1 Class A-2 Distribution Account or any Financial Asset carried therein, the Series 2013-1 Securities Intermediary will promptly notify the Trustee, the Manager, the Servicer, the Master Issuer and SRI Real Estate Holdco thereof.

(c)        At any time after the occurrence and during the continuation of an Event of Default, the Trustee shall possess all right, title and interest in all funds on deposit from time to time in the Series 2013-1 Class A-2 Distribution Account and in all proceeds thereof, and (acting at the direction of the Control Party (at the direction of the Controlling Class Representative)) shall be the only Person authorized to originate entitlement orders in respect of the Series 2013-1 Class A-2 Distribution Account; provided, however, that at all other times the

Master Issuer and SRI Real Estate Holdco shall jointly be authorized to instruct the Trustee to originate entitlement orders in respect of the Series 2013-1 Class A-2 Distribution Account.

Section 3.10       Manager.  Pursuant to the Management Agreement, the Manager has agreed to provide certain reports, notices, instructions and other services on behalf of the Master Issuer, SRI Real Estate Holdco and the other Co-Issuers.  The Series 2013-1 Noteholders by their acceptance of the Series 2013-1 Notes consent to the provision of such reports and notices to the Trustee by the Manager in lieu of the Master Issuer, SRI Real Estate Holdco or any other Co-Issuer.  Any such reports and notices that are required to be delivered to the Series 2013-1 Noteholders hereunder will be made available on the Trustee's website in the manner set forth in Section 4.4 of the Base Indenture.

ARTICLE IV

FORM OF SERIES 2013-1 NOTES
Section 4.1         [Reserved].

Section 4.2         Issuance of Series 2013-1 Class A-2 Notes.  The Series 2013-1 Class A-2 Notes may be offered and sold in the Series 2013-1 Class A-2 Initial Principal Amount on the Series 2013-1 Closing Date by the Co-Issuers pursuant to the Series 2013-1 Class A-2 Note Purchase Agreement.  The Series 2013-1 Class A-2 Notes will be resold initially only (A) in the United States to Persons who are both QIBs and QPs in reliance on Rule 144A and (B) outside the United States to QPs who are neither a U.S. person (as defined in Regulation S) (a “U.S. Person”) nor a U.S. resident (within the meaning of the Investment Company Act) (a “U.S. Resident”) in reliance on Regulation S.  The Series 2013-1 Class A-2 Notes may thereafter be transferred in reliance on Rule 144A and/or Regulation S and in accordance with the procedure described herein.  The Series 2013-1 Class A-2 Notes will be Book-Entry Notes and DTC will be the Depository for the Series 2013-1 Class A-2 Notes.  The Applicable Procedures shall be applicable to transfers of beneficial interests in the Series 2013-1 Class A-2 Notes.  The Series 2013-1 Class A-2 Notes shall be issued in minimum denominations of $100,000 and integral multiples of $1,000 in excess thereof.

(a)        Restricted Global Notes.  The Series 2013-1 Class A-2 Notes offered and sold in their initial distribution in reliance upon Rule 144A will be issued in the form of one or more global notes in fully registered form, without coupons, substantially in the form set forth in Exhibit A-2-1 hereto, registered in the name of Cede & Co. (“Cede”), as nominee of DTC, and deposited with the Trustee, as custodian for DTC (collectively, for purposes of this Section 4.2 and Section 4.4, the “Restricted Global Notes”).  The aggregate initial principal amount of the Restricted Global Notes may from time to time be increased or decreased by adjustments made on the records of the Trustee, as custodian for DTC, in connection with a corresponding decrease or increase in the aggregate initial principal amount of the corresponding class of Regulation S Global Notes or the Unrestricted Global Notes, as hereinafter provided.

(b)        Regulation S Global Notes and Unrestricted Global Notes.  Any Series 2013-1 Class A-2 Notes offered and sold on the Series 2013-1 Closing Date in reliance upon Regulation S will be issued in the form of one or more global notes in fully registered form, without coupons, substantially in the form set forth in Exhibit A-2-2 hereto, registered in the name of Cede, as nominee of DTC, and deposited with the Trustee, as custodian for DTC, for credit to the respective accounts at DTC of the designated agents holding on behalf of Euroclear or Clearstream.  Until such time as the Restricted Period shall have terminated with respect to any Series 2013-1 Class A-2 Note, such Class A-2 Notes shall be referred to herein collectively, for purposes of this Section 4.2 and Section 4.4, as the “Regulation S Global Notes.” After such time as the Restricted Period shall have terminated, the Regulation S Global Notes shall be exchangeable, in whole or in part, for interests in one or more permanent global notes in registered form without interest coupons, substantially in the form set forth in Exhibit A-2-3 hereto, as hereinafter provided (collectively, for purposes of this Section 4.2 and Section 4.4, the “Unrestricted Global Notes”).  The aggregate principal amount of the Regulation S Global Notes or the Unrestricted Global Notes may from time to time be increased or decreased by adjustments made on the records of the Trustee, as custodian for DTC, in connection with a corresponding decrease or increase of aggregate principal amount of the corresponding Restricted Global Notes, as hereinafter provided.

(c)           Definitive Notes.  The Series 2013-1 Global Notes shall be exchangeable in their entirety for one or more definitive notes in registered form, without interest coupons (collectively, for purposes of this Section 4.2 and Section 4.4 of this Series Supplement, the “Definitive Notes”) pursuant to Section 2.13 of the Base Indenture and this Section 4.2(c) in accordance with their terms and, upon complete exchange thereof, such Series 2013-1 Global Notes shall be surrendered for cancellation at the applicable Corporate Trust Office.

Section 4.3         [Reserved].

Section 4.4         Transfer Restrictions of Series 2013-1 Class A-2 Notes.

(a)        A Series 2013-1 Global Note may not be transferred, in whole or in part, to any Person other than DTC or a nominee thereof, or to a successor Depository or to a nominee of a successor Depository, and no such transfer to any such other Person may be registered; provided, however, that this Section 4.4(a) shall not prohibit any transfer of a Series 2013-1 Class A-2 Note that is issued in exchange for a Series 2013-1 Global Note in accordance with Section 2.8 of the Base Indenture and shall not prohibit any transfer of a beneficial interest in a Series 2013-1 Global Note effected in accordance with the other provisions of this Section 4.4.

(b)        The transfer by a Series 2013-1 Class A-2 Note Owner holding a beneficial interest in a Restricted Global Note to a Person who wishes to take delivery thereof in the form of a beneficial interest in the Restricted Global Note shall be made upon the deemed representation of the transferee that it is purchasing for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a QIB and a QP, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Co-Issuers as such transferee has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon its foregoing representations in order to claim the exemption from registration provided by Rule 144A.

(c)        If a Series 2013-1 Class A-2 Note Owner holding a beneficial interest in a Restricted Global Note wishes at any time to exchange its interest in such Restricted Global Note for an interest in the Regulation S Global Note, or to transfer such interest to a Person who wishes to take delivery thereof in the form of a beneficial interest in the Regulation S Global Note, such exchange or transfer may be effected, subject to the Applicable Procedures, only in accordance with the provisions of this Section 4.4(c).  Upon receipt by the Registrar, at the applicable Corporate Trust Office, of (i) written instructions given in accordance with the Applicable Procedures from a Clearing Agency Participant directing the Registrar to credit or cause to be credited to a specified Clearing Agency Participant's account a beneficial interest in the Regulation S Global Note, in a principal amount equal to that of the beneficial interest in such Restricted Global Note to be so exchanged or transferred, (ii) a written order given in accordance with the Applicable Procedures containing information regarding the account of the Clearing Agency Participant (and the Euroclear or Clearstream account, as the case may be) to be credited with, and the account of the Clearing Agency Participant to be debited for, such beneficial interest and (iii) a certificate in substantially the form set forth in Exhibit B-2 hereto given by the Series 2013-1 Class A-2 Note Owner holding such beneficial interest in such Restricted Global Note, the Registrar shall instruct the Trustee, as custodian of DTC, to reduce the principal amount of the Restricted Global Note, and to increase the principal amount of the Regulation S Global Note, by the principal amount of the beneficial interest in such Restricted Global Note to be so exchanged or transferred, and to credit or cause to be credited to the account of the Person specified in such instructions (which shall be the Clearing Agency Participant for Euroclear or Clearstream or both, as the case may be) a beneficial interest in the Regulation S Global Note having a principal amount equal to the amount by which the principal amount of such Restricted Global Note was reduced upon such exchange or transfer.

(d)        If a Series 2013-1 Class A-2 Note Owner holding a beneficial interest in a Restricted Global Note wishes at any time to exchange its interest in such Restricted Global Note for an interest in the Unrestricted Global Note, or to transfer such interest to a Person who wishes to take delivery thereof in the form of a beneficial interest in the Unrestricted Global Note, such exchange or transfer may be effected, subject to the Applicable Procedures, only in accordance with the provisions of this Section 4.4(d).  Upon receipt by the Registrar, at the applicable Corporate Trust Office, of (i) written instructions given in accordance with the Applicable Procedures from a Clearing Agency Participant directing the Registrar to credit or cause to be credited to a specified Clearing Agency Participant's account a beneficial interest in the Unrestricted Global Note in a principal amount equal to that of the beneficial interest in such Restricted Global Note to be so exchanged or transferred, (ii) a written order given in accordance with the Applicable Procedures containing information regarding the account of the Clearing Agency Participant (and the Euroclear or Clearstream account, as the case may be) to be credited with, and the account of the Clearing Agency Participant to be debited for, such beneficial interest and (iii) a certificate in substantially the form of Exhibit B-3 hereto given by the Series 2013-1 Class A-2 Note Owner holding such beneficial interest in such Restricted Global Note, the Registrar shall instruct the Trustee, as custodian of DTC, to reduce the principal amount of such Restricted Global Note, and to increase the principal amount of the Unrestricted Global Note, by the principal amount of the beneficial interest in such Restricted Global Note to be so exchanged or transferred, and to credit or cause to be credited to the account of the Person specified in such instructions (which shall be the Clearing Agency Participant for Euroclear or Clearstream or both, as the case may be) a beneficial interest in the Unrestricted Global Note having a principal amount equal to the amount by which the principal amount of such Restricted Global Note was reduced upon such exchange or transfer.

(e)        If a Series 2013-1 Class A-2 Note Owner holding a beneficial interest in a Regulation S Global Note or an Unrestricted Global Note wishes at any time to exchange its interest in such Regulation S Global Note or such Unrestricted Global Note for an interest in the Restricted Global Note, or to transfer such interest to a Person who wishes to take delivery thereof in the form of a beneficial interest in the Restricted Global Note, such exchange or transfer may be effected, subject to the Applicable Procedures, only in accordance with the provisions of this Section 4.4(e).  Upon receipt by the Registrar, at the applicable Corporate Trust Office, of (i) written instructions given in accordance with the Applicable Procedures from a Clearing Agency Participant directing the Registrar to credit or cause to be credited to a specified Clearing Agency Participant's account a beneficial interest in the Restricted Global Note in a principal amount equal to that of the beneficial interest in such Regulation S Global Note or such Unrestricted Global Note, as the case may be, to be so exchanged or transferred, (ii) a written order given in accordance with the Applicable Procedures containing information regarding the account of the Clearing Agency Participant (and the Euroclear or Clearstream account, as the case may be) to be credited with, and the account of the Clearing Agency Participant to be debited for, such beneficial interest and (iii) with respect to a transfer of a beneficial interest in such Regulation S Global Note (but not such Unrestricted Global Note), a certificate in substantially the form set forth in Exhibit B-4 hereto given by such Series 2013-1 Class A-2 Note Owner holding such beneficial interest in such Regulation S Global Note, the Registrar shall instruct the Trustee, as custodian of DTC, to reduce the principal amount of such Regulation S Global Note or such Unrestricted Global Note, as the case may be, and to increase the principal amount of the Restricted Global Note, by the principal amount of the beneficial interest in such Regulation S Global Note or such Unrestricted Global Note to be so exchanged or transferred, and to credit or cause to be credited to the account of the Person specified in such instructions (which shall be the Clearing Agency Participant for DTC) a beneficial interest in the Restricted Global Note having a principal amount equal to the amount by which the principal amount of such Regulation S Global Note or such Unrestricted Global Note, as the case may be, was reduced upon such exchange or transfer.

(f)         In the event that a Series 2013-1 Global Note or any portion thereof is exchanged for Series 2013-1 Class A-2 Notes other than Series 2013-1 Global Notes, such other Series 2013-1 Class A-2 Notes may in turn be exchanged (upon transfer or otherwise) for Series 2013-1 Class A-2 Notes that are not Series 2013-1 Global Notes or for a beneficial interest in a Series 2013-1 Global Note (if any is then outstanding) only in accordance with such procedures as may be adopted from time to time by the Co-Issuers and the Registrar, which shall be substantially consistent with the provisions of Sections 4.4(a) through Section 4.4(e) and Section 4.4(g) of this Series Supplement (including the certification requirement intended to ensure that transfers and exchanges of beneficial interests in a Series 2013-1 Global Note comply with Rule 144A or Regulation S under the Securities Act, as the case may be) and any Applicable Procedures.

(g)        Until the termination of the Restricted Period with respect to any Series 2013-1 Class A-2 Note, interests in the Regulation S Global Notes representing such Series 2013-1 Class A-2 Note may be held only through Clearing Agency Participants acting for and on behalf of Euroclear and Clearstream; provided that this Section 4.4(g) shall not prohibit any transfer in accordance with Section 4.4(d) of this Series Supplement.  After the expiration of the applicable Restricted Period, interests in the Unrestricted Global Notes may be transferred without requiring any certifications other than those set forth in this Section 4.4.

(h)        The Series 2013-1 Class A-2 Notes shall bear the following legend:

THE ISSUANCE AND SALE OF THIS SERIES 2013-1 CLASS A-2 NOTE HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR WITH ANY SECURITIES REGULATORY AUTHORITY OF ANY STATE OR OTHER RELEVANT JURISDICTION, AND NONE OF SONIC CAPITAL LLC, SONIC INDUSTRIES LLC, AMERICA’S DRIVE-IN BRAND PROPERTIES LLC, AMERICA’S DRIVE-IN RESTAURANTS LLC, SRI REAL ESTATE HOLDING LLC OR SRI REAL ESTATE PROPERTIES LLC (THE “CO-ISSUERS”) HAS BEEN REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE “INVESTMENT COMPANY ACT”).  THIS NOTE OR ANY INTEREST HEREIN MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (A) TO SONIC CAPITAL LLC OR AN AFFILIATE THEREOF, (B) IN THE UNITED STATES TO THE INITIAL PURCHASER OR A SUBSEQUENT TRANSFEREE WHO IS NOT A COMPETITOR AND IS BOTH A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT (“RULE 144A”) AND A “QUALIFIED PURCHASER” (WITHIN THE MEANING OF THE INVESTMENT COMPANY ACT), ACTING FOR ITS OWN ACCOUNT OR THE ACCOUNT OF ANOTHER PERSON, WHO IS NOT A COMPETITOR AND IS BOTH A QUALIFIED INSTITUTIONAL BUYER AND A QUALIFIED PURCHASER, WITH RESPECT TO WHICH SUCH INITIAL PURCHASER OR SUBSEQUENT TRANSFEREE EXERCISES SOLE INVESTMENT DISCRETION OR (C) OUTSIDE THE UNITED STATES TO THE INITIAL PURCHASER OR A SUBSEQUENT TRANSFEREE WHO IS NOT A COMPETITOR AND IS A QUALIFIED PURCHASER AND NEITHER A U.S. PERSON (AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT (“REGULATION S”)) NOR A U.S. RESIDENT (WITHIN THE MEANING OF THE INVESTMENT COMPANY ACT), ACTING FOR ITS OWN ACCOUNT OR THE ACCOUNT OF ANOTHER PERSON, WHO IS NOT A COMPETITOR AND IS A QUALIFIED PURCHASER, AND NEITHER A U.S. PERSON (AS DEFINED IN REGULATION S) NOR A U.S. RESIDENT (WITHIN THE MEANING OF THE INVESTMENT COMPANY ACT), WITH RESPECT TO WHICH SUCH INITIAL PURCHASER OR SUBSEQUENT TRANSFEREE EXERCISES SOLE INVESTMENT DISCRETION, IN OFFSHORE TRANSACTIONS IN RELIANCE ON REGULATION S, AND, IN EACH CASE, IN COMPLIANCE WITH THE CERTIFICATIONS AND OTHER REQUIREMENTS SPECIFIED IN THE INDENTURE REFERRED TO HEREIN AND ANY APPLICABLE

SECURITIES LAWS OF ANY STATE OR THE UNITED STATES AND ANY OTHER RELEVANT JURISDICTION.

BY ITS ACQUISITION OR ACCEPTANCE HEREOF, THE HOLDER (IF NOT AN AFFILIATE OF THE MASTER ISSUER) REPRESENTS THAT (A) IT IS NOT A COMPETITOR AND IS (X) A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A AND A “QUALIFIED PURCHASER” (WITHIN THE MEANING OF THE INVESTMENT COMPANY ACT) OR (Y) A “QUALIFIED PURCHASER” (WITHIN THE MEANING OF THE INVESTMENT COMPANY ACT) AND NEITHER A U.S. RESIDENT NOR A U.S. PERSON AND IS ACQUIRING THIS NOTE IN AN OFFSHORE TRANSACTION, AS APPLICABLE, (B) IT IS ACTING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF ANOTHER PERSON WHICH IS NOT A COMPETITOR AND IS EITHER (X) A QUALIFIED INSTITUTIONAL BUYER AND A QUALIFIED PURCHASER OR (Y) A QUALIFIED PURCHASER AND NEITHER A U.S. RESIDENT NOR A U.S. PERSON, AS APPLICABLE, AND IN EACH CASE WITH RESPECT TO WHICH IT EXERCISES SOLE INVESTMENT DISCRETION, (C) IT AND EACH ACCOUNT FOR WHICH IT IS PURCHASING WILL HOLD AND TRANSFER AT LEAST THE MINIMUM DENOMINATION OF NOTES, (D) IT UNDERSTANDS THAT THE CO-ISSUERS MAY RECEIVE A LIST OF PARTICIPANTS HOLDING POSITIONS IN THEIR NOTES FROM ONE OR MORE BOOK-ENTRY DEPOSITORIES, (E) IT WILL PROVIDE NOTICE OF THE TRANSFER RESTRICTIONS TO ANY SUBSEQUENT TRANSFEREES, (F) IT IS NOT A BROKER-DEALER OF THE TYPE DESCRIBED IN PARAGRAPH (a)(1)(ii) OF RULE 144A WHICH OWNS AND INVESTS ON A DISCRETIONARY BASIS LESS THAN $25,000,000 IN SECURITIES OF ISSUERS THAT ARE NOT AFFILIATED TO IT, (G) IT IS NOT A PARTICIPANT-DIRECTED EMPLOYEE PLAN, SUCH AS A 401(k) PLAN, OR ANY OTHER TYPE OF PLAN REFERRED TO IN PARAGRAPH (a)(1)(i)(D) OR (a)(1)(i)(E) OF RULE 144A, OR A TRUST FUND REFERRED TO IN PARAGRAPH (a)(1)(i)(F) OF RULE 144A THAT HOLDS THE ASSETS OF SUCH A PLAN, (H) IT IS NOT FORMED FOR THE PURPOSE OF INVESTING IN THE CO-ISSUERS (EXCEPT WHERE EACH BENEFICIAL OWNER IS (X) BOTH A QUALIFIED PURCHASER AND A QUALIFIED INSTITUTIONAL BUYER OR (Y) A QUALIFIED PURCHASER AND NEITHER A U.S. RESIDENT NOR A U.S. PERSON, AS APPLICABLE), AND (I) IF IT IS A SECTION 3(c)(1) OR SECTION 3(c)(7) INVESTMENT COMPANY, OR A SECTION 7(d) FOREIGN INVESTMENT COMPANY RELYING ON SECTION 3(c)(1) OR SECTION 3(c)(7) OF THE INVESTMENT COMPANY ACT WITH RESPECT TO ITS U.S. HOLDERS, AND WAS FORMED ON OR BEFORE APRIL 30, 1996, IT HAS RECEIVED THE NECESSARY CONSENT FROM ITS BENEFICIAL OWNERS AS REQUIRED BY THE INVESTMENT COMPANY ACT.

THE INITIAL PURCHASER AND EACH SUBSEQUENT TRANSFEREE (IF NOT AN AFFILIATE OF THE MASTER ISSUER) TAKING DELIVERY OF

THIS NOTE OR AN INTEREST IN THIS NOTE WILL BE DEEMED TO HAVE MADE THE APPLICABLE REPRESENTATIONS AND AGREEMENTS REFERRED TO IN THE INDENTURE.  THE INITIAL PURCHASER AND EACH SUBSEQUENT TRANSFEREE TAKING DELIVERY OF THIS NOTE OR AN INTEREST IN THIS NOTE IN THE FORM OF AN INTEREST IN A [REGULATION S GLOBAL NOTE] [RESTRICTED NOTE] OR [AN UNRESTRICTED NOTE] WILL BE REQUIRED TO DELIVER A TRANSFER CERTIFICATE IN THE FORM REQUIRED BY THE INDENTURE AND WILL BE REQUIRED TO MAKE THE APPLICABLE REPRESENTATIONS AND AGREEMENTS REFERRED TO IN THE INDENTURE.

ANY TRANSFER OF THIS NOTE IN VIOLATION OF THE FOREGOING WILL BE OF NO FORCE AND EFFECT AND WILL BE NULL AND VOID AB INITIO AND WILL NOT OPERATE TO TRANSFER ANY RIGHTS TO THE INITIAL PURCHASER OR SUBSEQUENT TRANSFEREE, NOTWITHSTANDING ANY INSTRUCTIONS TO THE CONTRARY TO THE CO-ISSUERS, THE TRUSTEE OR ANY INTERMEDIARY.

IF THIS NOTE WAS ACQUIRED IN THE UNITED STATES, AND THE HOLDER IS DETERMINED TO BE A COMPETITOR OR NOT TO HAVE BEEN BOTH A QUALIFIED INSTITUTIONAL BUYER AND A QUALIFIED PURCHASER AT THE TIME OF ACQUISITION OF THIS NOTE, THE CO-ISSUERS HAVE THE RIGHT TO REQUIRE SUCH HOLDER TO SELL THIS NOTE TO A PURCHASER WHO IS NOT A COMPETITOR AND IS BOTH A QUALIFIED INSTITUTIONAL BUYER AND A QUALIFIED PURCHASER.  THE CO-ISSUERS ALSO HAVE THE RIGHT TO REFUSE TO HONOR A TRANSFER TO A PERSON WHO IS NOT BOTH A QUALIFIED INSTITUTIONAL BUYER AND A QUALIFIED PURCHASER OR WHO IS A COMPETITOR.

IF THIS NOTE WAS ACQUIRED OUTSIDE THE UNITED STATES, AND THE HOLDER IS DETERMINED TO BE A COMPETITOR OR NOT TO HAVE BEEN A QUALIFIED PURCHASER AND NEITHER A “U.S. PERSON” NOR A “U.S. RESIDENT” AT THE TIME OF ACQUISITION OF THIS NOTE, THE CO-ISSUERS HAVE THE RIGHT TO REQUIRE SUCH HOLDER TO SELL THIS NOTE TO A PURCHASER WHO IS NOT A COMPETITOR AND IS A QUALIFIED PURCHASER AND NEITHER A “U.S. PERSON” NOR A “U.S. RESIDENT.”  THE CO-ISSUERS ALSO HAVE THE RIGHT TO REFUSE TO HONOR A TRANSFER TO A PERSON WHO IS NOT A QUALIFIED PURCHASER AND NEITHER A “U.S. PERSON” NOR A “U.S. RESIDENT” OR WHO IS A COMPETITOR.

(i)         The Series 2013-1 Class A-2 Notes Regulation S Global Notes shall bear the following legend:

UNTIL 40 DAYS AFTER THE ORIGINAL ISSUE DATE OF THE NOTES (THE “RESTRICTED PERIOD”) IN CONNECTION WITH THE OFFERING OF THE NOTES IN THE UNITED STATES FROM OUTSIDE OF THE UNITED STATES, THE SALE, PLEDGE OR TRANSFER OF THIS NOTE IS SUBJECT TO CERTAIN CONDITIONS AND RESTRICTIONS.  THE HOLDER HEREOF, BY PURCHASING OR OTHERWISE ACQUIRING THIS NOTE, ACKNOWLEDGES THAT SUCH HOLDER IS A QUALIFIED PURCHASER OR AN AFFILIATE OF THE MASTER ISSUER, AND THAT THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT AND AGREES FOR THE BENEFIT OF THE CO-ISSUERS THAT THIS NOTE MAY BE TRANSFERRED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY TO A QUALIFIED PURCHASER AND IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER APPLICABLE LAWS OF THE STATES, TERRITORIES AND POSSESSIONS OF THE UNITED STATES GOVERNING THE OFFER AND SALE OF SECURITIES, AND PRIOR TO THE EXPIRATION OF THE RESTRICTED PERIOD, ONLY (I) IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH REGULATION S UNDER THE SECURITIES ACT OR (II) PURSUANT TO AND IN ACCORDANCE WITH RULE 144A UNDER THE SECURITIES ACT.

(j)         The Series 2013-1 Class A-2 Notes Global Notes shall bear the following legends:

THIS NOTE IS A GLOBAL NOTE WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITORY TRUST COMPANY (“DTC”), A NEW YORK CORPORATION, 55 WATER STREET, NEW YORK, NEW YORK 10004, OR A NOMINEE THEREOF.  THIS NOTE MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS NOTE IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN DTC OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.  UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF DTC TO THE CO-ISSUERS OR THE REGISTRAR, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL BECAUSE THE REGISTERED OWNER, CEDE & CO., HAS AN INTEREST HEREIN.

(k)        The required legends set forth above shall not be removed from the applicable Series 2013-1 Class A-2 Notes except as provided herein.  The legend required for a Series 2013-1 Class A-2 Restricted Note may be removed from such Series 2013-1 Class A-2 Restricted Note if there is delivered to the Co-Issuers and the Registrar such satisfactory evidence, which may include an Opinion of Counsel as may be reasonably required by the Co-Issuers that neither such legend nor the restrictions on transfer set forth therein are required to ensure that transfers of such Series 2013-1 Class A-2 Restricted Note will not violate the registration requirements of the Securities Act.  Upon provision of such satisfactory evidence, the Trustee at the direction of the Master Issuer, on behalf of the Co-Issuers, shall authenticate and deliver in exchange for such Series 2013-1 Class A-2 Restricted Note a Series 2013-1 Class A-2 Note or Series 2013-1 Class A-2 Notes having an equal aggregate principal amount that does not bear such legend.  If such a legend required for a Series 2013-1 Class A-2 Restricted Note has been removed from a Series 2013-1 Class A-2 Note as provided above, no other Series 2013-1 Class A-2 Note issued in exchange for all or any part of such Series 2013-1 Class A-2 Note shall bear such legend, unless the Co-Issuers have reasonable cause to believe that such other Series 2013-1 Class A-2 Note is a “restricted security” within the meaning of Rule 144 under the Securities Act and instructs the Trustee to cause a legend to appear thereon.

Section 4.5         Section 3(c)(7) Procedures.

(a)           The Co-Issuers shall, upon two (2) Business Days' prior written notice, cause the Registrar to send, and the Registrar hereby agrees to send on at least an annual basis, a notice from the Co-Issuers to DTC in substantially the form of Exhibit C hereto (the “Important Section 3(c)(7) Notice”), with a request that DTC forward each such notice to the relevant DTC participants for further delivery to the Series 2013-1 Note Owners.  If DTC notifies the Co-Issuers or the Registrar that it will not forward such notices, the Co-Issuers will request DTC to deliver to the Co-Issuers a list of all DTC participants holding an interest in the Series 2013-1 Notes and the Registrar and Paying Agent will send the Important Section 3(c)(7) Notice directly to such participants.

(b)        The Co-Issuers will take the following steps in connection with the

Series 2013-1 Notes:

(i)           The Co-Issuers will direct DTC to include the “3c7” marker in the DTC 20-character security descriptor and the 48-character additional descriptor for the Restricted Global Note in order to indicate that sales are limited to QIB/QPs.

(ii)           The Co-Issuers will direct DTC to cause each physical DTC deliver order ticket delivered by DTC to purchasers to contain the DTC 20-character security descriptor; and will direct DTC to cause each DTC deliver order ticket delivered by DTC to purchasers in electronic form to contain the “3c7” indicator and a related user manual for participants, which will contain a description of the relevant restrictions.

(iii)         The Co-Issuers will instruct DTC to send an Important Section 3(c)(7) Notice to all DTC participants in connection with the initial offering of the Series of 2013-1 Notes.

(iv)         The Co-Issuers will advise DTC that they are Section 3(c)(7) issuers and will request DTC to include the Restricted Global Note in DTC's “Reference Directory” of Section 3(c)(7) offerings and provide such participants with an Important Section 3(c)(7) Notice.

(v)          The Co-Issuers will direct Euroclear to include the “144A/3(c)(7)” marker in the name for the Restricted Global Note included in the Euroclear securities database in order to indicate that sales are limited to QIB/QPs.

(vi)         The Co-Issuers will direct Euroclear to cause each daily securities balance report and each daily securities transaction report delivered to Euroclear participants to contain the indicator “144A/3(c)(7)” in the name for the Restricted Global Note.

(vii)        The Co-Issuers will direct Euroclear to include a description of the Section 3(c)(7) restrictions for the Restricted Global Note in its New Issues Acceptance Guide.

(viii)       The Co-Issuers will instruct Euroclear to send an Important Section 3(c)(7) Notice to all Euroclear participants holding positions in the Restricted Global Note at least once every calendar year, substantially in the form of Exhibit C hereto.

(ix)           The Co-Issuers will request Euroclear to include a “3(c)(7)” marker in the name for the Restricted Global Note included in the list of securities accepted in the Euroclear securities database made available to Euroclear participants.

(x)           The Co-Issuers will direct Clearstream to include the “144A/3(c)(7)” marker in the name for the Restricted Global Note included in the Clearstream securities database in order to indicate that sales are limited to QIB/QPs.

(xi)         The Co-Issuers will direct Clearstream to cause each daily portfolio report and each daily settlement report delivered to Clearstream participants to contain the indicator “144A/3(c)(7)” in the name for the Restricted Global Note.

(xii)        The Co-Issuers will direct Clearstream to include a description of the Section 3(c)(7) restrictions in its Customer Handbook.

(xiii)       The Co-Issuers will instruct Clearstream to send an Important Section 3(c)(7) Notice to all Clearstream participants holding positions in the

Restricted Global Note at least once every calendar year, substantially in the form of Exhibit C hereto.

(xiv)       The Co-Issuers will request Clearstream to include a “3(c)(7)” marker in the name for the Restricted Global Note included in the list of securities accepted in the Clearstream securities' database made available to Clearstream participants.

(c)        Each time the Co-Issuers send an annual or other periodic report to Note Owners, and in any event at least once per calendar year, the Co-Issuers will provide a notice to Note Owners that:

(i)           each Note Owner must not be a Competitor and must be either (A) a QIB/QP or (B) a QP and neither a U.S. Person nor U.S. Resident, as applicable;

(ii)          each Note Owner must be able to make the representations set forth in clauses (a) through (j) of Section 4.6 of this Series Supplement;

(iii)          the Series 2013-1 Notes can be transferred only to transferees who are able to make the representations set forth in clauses (a) through (j) of Section 4.6 of this Series Supplement; and

(iv)         the Co-Issuers have the right to force any Note Owner who is a Competitor or who is not (A) a QIB/QP or (B) a QP and neither a U.S. Person nor U.S. Resident, as applicable, to sell or redeem the Series 2013-1 Notes.

From time to time the Co-Issuers shall request DTC, Euroclear and Clearstream to deliver to the Co-Issuers a list of their respective participants holding an interest in the Restricted Global Note.  The Co-Issuers shall send the report and the notice to participants identified by DTC, Euroclear and Clearstream with a request that participants pass them along to beneficial owners.

(d)        The Co-Issuers shall request third-party vendors that provide information on the Series 2013-1 Notes to include on screens maintained by such vendors appropriate legends regarding Rule 144A and Section 3(c)(7) restrictions.  Without limiting the foregoing:

(i)           the Co-Issuers will request Bloomberg, L.P. to include the following on each Bloomberg screen containing information about the Series 2013-1 Notes:

(A)	The “Note Box” on the bottom of the “Security Display” page describing the Series 2013-1 Notes should state: “Iss'd Under 144A/3c7.”

(B)	The “Security Display” page should have a flashing red indicator stating “See Other Available Information.”

(C)
Such indicator should link to an “Additional Security Information” page, which should state that the Series 2013-1 Notes “are being offered in reliance on the exemption from registration under Rule 144A to Persons that are both (i) qualified institutional buyers (as defined in Rule 144A under the Securities Act) and (ii) qualified purchasers (as defined under Section 2(a)(51) under the Investment Company Act of 1940).”

(ii)           the Co-Issuers will request Reuters Group plc to input the following information in its system with respect to the Series 2013-1 Notes:

(A)	The security name field at the top of the Reuters Instrument Code screen should include a “144A-3c7” notation.

(B)	A <144A3c7Disclaimr> indicator should appear on the right side of the Reuters Instrument Code screen.

(C)
Such indicator should link to a disclaimer screen on which the following language will appear: “These securities may be sold or transferred only to persons who are both (i) qualified institutional buyers (as defined in Rule 144A under the Securities Act), and (ii) qualified purchasers (as defined under Section 2(a)(51) under the U.S. Investment Company Act of 1940).”

(e)         The Co-Issuers shall cause the “CUSIP” number obtained for the Series 2013-1 Notes to have an attached “fixed field” that contains “3c7” and “144A” indicators.

Section 4.6                      Note Owner Representations and Warranties.  Each Person who becomes a Note Owner of a beneficial interest in a Series 2013-1 Class A-2 Note pursuant to the Offering Memorandum will be deemed to represent, warrant and agree on the date such Person acquires any interest in any Series 2013-1 Class A-2 Note as follows:

(a)        In the case of Series 2013-1 Class A-2 Notes acquired in the United States, that it is (i) a QIB/QP, (ii) aware that the sale to it is being made in reliance on Rule 144A and in reliance on Section 3(c)(7) of the Investment Company Act and (iii) acquiring such Series 2013-1 Class A-2 Notes for its own account or for the account of another person who is a QIB/QP with respect to which it exercises sole investment discretion.

(b)        In the case of Series 2013-1 Class A-2 Notes acquired outside of the United States, that it is (i) a QP, (ii) neither a U.S. Person nor a U.S. Resident, (iii) aware that the sale to it is being made in reliance on an exemption from the registration requirements of the Securities Act provided by Regulation S and in reliance on Section 3(c)(7) of the Investment Company Act, (iv) acquiring such Series 2013-1 Class A-2 Notes for its own account or the account of another person, who is a QP and is neither a U.S. Person nor a U.S. Resident, with respect to which it exercises sole investment discretion, and (v) not purchasing such Series 2013-

1 Class A-2 Notes with a view to the resale, distribution or other disposition thereof in the United States or to a U.S. Person or a U.S. Resident.

(c)        It is not a broker-dealer of the type described in paragraph (a)(1)(ii) of Rule 144A which owns and invests on a discretionary basis less than $25,000,000 in securities of unaffiliated issuers.

(d)        It is not formed for the purpose of investing in the Series 2013-1 Class A-2 Notes, except where each beneficial owner is a QIB/QP (for Series 2013-1 Class A-2 Notes acquired in the United States) or a QP and neither a U.S. Person nor a U.S. Resident (for Series 2013-1 Class A-2 Notes acquired outside the United States).

(e)        It will, and each account for which it is purchasing will, hold and transfer at least the minimum denomination of Series 2013-1 Class A-2 Notes.

(f)         It understands that the Co-Issuers, the Manager and the Servicer may receive a list of participants holding positions in the Series 2013-1 Class A-2 Notes from one or more book-entry depositories.

(g)        It understands that the Manager, the Co-Issuers, the Servicer and the Controlling Class Representative may receive a list of Note Owners that have requested access to the Trustee’s password-protected website or that have voluntarily registered as a Note Owner with the Trustee.

(h)        It will provide to each person to whom it transfers Series 2013-1 Class A-2 Notes notices of any restrictions on transfer of such Series 2013-1 Class A-2 Notes.

(i)         It is not a participant-directed employee plan, such as a 401(k) plan, or any other type of plan referred to in paragraph (a)(1)(i)(D) or (a)(1)(i)(E) of Rule 144A, or a trust fund referred to in paragraph (a)(1)(i)(F) of Rule 144A that holds the assets of such a plan.

(j)         If it is a Section 3(c)(1) or Section 3(c)(7) investment company, or a Section 7(d) foreign investment company relying on Section 3(c)(1) or Section 3(c)(7) of the Investment Company Act with respect to its U.S. holders, and was formed on or before April 30, 1996, it has received the necessary consent from its beneficial owners as required by the 1940 Act.

(k)        It is not a Competitor.

(l)         It understands that (i) the Series 2013-1 Class A-2 Notes are being offered in a transaction not involving any public offering in the United States within the meaning of the Securities Act, (ii) the Series 2013-1 Notes have not been registered under the Securities Act, (iii) such Series 2013-1 Class A-2 Notes may be offered, resold, pledged or otherwise transferred only (A) to an Affiliate of the Master Issuer, (B) in the United States to a Person who the seller reasonably believes is a QIB/QP in a transaction meeting the requirements of Rule 144A and who is not a Competitor, (C) outside the United States to a Person who is neither a U.S. Person nor a U.S. Resident in a transaction meeting the requirements of Regulation S and who is not a Competitor or (D) to a Person who is a QP and is not a Competitor in a transaction exempt from the registration requirements of the Securities Act and the applicable securities laws of any state of the United States and any other jurisdiction, in each such case in accordance with the Indenture and any applicable securities laws of any state of the United States and (iv) it will, and each subsequent holder of a Series 2013-1 Class A-2 Note is required to, notify any subsequent purchaser of a Series 2013-1 Class A-2 Note of the resale restrictions set forth in clause (iii) above.

(m)       It understands that the certificates evidencing the Restricted Global Notes will bear legends substantially similar to those set forth in Section 4.4(h) of this Series Supplement.

(n)        It understands that the certificates evidencing the Regulation S Global Notes will bear legends substantially similar to those set forth in Section 4.4(i) of this Series Supplement.

(o)        It understands that the certificates evidencing the Unrestricted Global Notes will bear legends substantially similar to those set forth in Sections 4.4(j) of this Series Supplement.

(p)        Either (i) it is not a Plan and is not acting on behalf of any Plan or using the assets of any Plan to purchase or hold the Series 2013-1 Class A-2 Notes (or any interest therein) or (ii) its purchase and holding of the Series 2013-1 Class A-2 Notes (or any interest therein) does not constitute and will not result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code or a violation of any applicable Similar Law.

(q)        It understands that any subsequent transfer of the Series 2013-1 Class A-2 Notes or any interest therein is subject to certain restrictions and conditions set forth in the Indenture and it agrees to be bound by, and not to resell, pledge or otherwise transfer the Series 2013-1 Class A-2 Notes or any interest therein except in compliance with such restrictions and conditions and the Securities Act.

ARTICLE V

GENERAL
Section 5.1         Information.  Pursuant to and in accordance with the Base Indenture, the Co-Issuers shall furnish, or cause to be furnished, a Monthly Noteholders' Statement with respect to the Series 2013-1 Notes to the Trustee, substantially in the form of Exhibit D hereto, and a Quarterly Noteholders’ Statement with respect to the Series 2013-1 Notes to the Trustee, substantially in the form of Exhibit E hereto, setting forth, inter alia, the following information with respect to the Payment Dates described in such Monthly Noteholder's Statement and Quarterly Noteholders’ Statement:

(i)           the total amount available to be distributed to Series 2013-1 Noteholders on such Payment Date;

(ii)          the amount of such distribution allocable to the payment of principal of the Series 2013-1 Notes;

(iii)          the amount of such distribution allocable to the payment of interest on the Series 2013-1 Notes;

(iv)          the amount of such distribution allocable to the payment of any Series 2013-1 Class A-2 Make-Whole Prepayment Premium, if any, on the Series 2013-1 Class A-2 Notes;

(v)          whether, to the knowledge of the Co-Issuers, any Potential Rapid Amortization Event, Rapid Amortization Event, Default, Event of Default, Potential Manager Termination Event or Manager Termination Event has occurred, or any Cash Trapping Period is in effect, as of such Accounting Date;

(vi)          the Debt Service Coverage Ratio for such Payment Date and the 11 Payment Dates immediately preceding such Payment Date;

(vii)         the sum of Aggregate Franchise Drive-In Gross Sales and Aggregate Company-owned Drive-In Gross Sales as of the last day of the preceding Monthly Collection Period;

(viii)        the number of Open Drive-Ins as of the last day of the preceding Monthly Collection Period; and

(ix)          the Series 2013-1 Available Interest Reserve Account Amount and the Cash Trap Reserve Amount, if any, in each case, as of the close of business on the last Business Day of the preceding Monthly Collection Period.

Any Series 2013-1 Noteholder may obtain copies of each Monthly Noteholders' Statement and Quarterly Noteholders’ Statement in accordance with the procedures set forth in Section 4.4 of the Base Indenture.

Section 5.2         Exhibits.  The annexes, exhibits and schedules attached hereto and listed on the table of contents hereto supplement the annexes, exhibits and schedules included in the Base Indenture.

Section 5.3         Ratification of Base Indenture.  As supplemented by this Series Supplement, the Base Indenture is in all respects ratified and confirmed and the Base Indenture as so supplemented by this Series Supplement shall be read, taken and construed as one and the same instrument.

Section 5.4         Certain Notices to the Rating Agencies.  The Co-Issuers shall provide to each Rating Agency a copy of each Opinion of Counsel and Officer's Certificate delivered to the Trustee pursuant to this Series Supplement or any other Related Document.

Section 5.5         Prior Notice by Trustee to the Controlling Class Representative and Control Party.  Subject to Section 10.1 of the Base Indenture, the Trustee agrees that it shall not exercise any rights or remedies available to it as a result of the occurrence of a Rapid Amortization Event or an Event of Default until after the Trustee has given prior written notice thereof to the Controlling Class Representative and the Control Party and obtained the direction of the Control Party (subject to Section 11.4(e) of the Base Indenture, at the direction of the Controlling Class Representative).

Section 5.6         Counterparts.  This Series Supplement may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all of such counterparts shall together constitute but one and the same instrument.

Section 5.7         Governing Law.  THIS SERIES SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

Section 5.8         Amendments.  This Series Supplement may not be modified or amended except in accordance with the terms of the Base Indenture.

Section 5.9         Entire Agreement.  This Agreement, together with the exhibits and schedules hereto and the other Indenture Documents, contains a final and complete integration of all prior expressions by the parties hereto with respect to the subject matter hereof and shall constitute the entire agreement among the parties hereto with respect to the subject matter hereof, superseding all previous oral statements and other writings with respect thereto.

Section 5.10       Termination of Series Supplement.  This Series Supplement shall cease to be of further effect when (i) all Outstanding Series 2013-1 Notes theretofore authenticated and issued have been delivered (other than destroyed, lost, or stolen Series 2013-1 Notes that have been replaced or paid) to the Trustee for cancellation, and (ii) the Co-Issuers have paid all sums payable hereunder.

Section 5.11       Fiscal Year End.  The Co-Issuers shall not change their fiscal year end from August 31 to any other date.

[Signature Pages Follow]

IN WITNESS WHEREOF, each of the Co-Issuers and the Trustee have caused this Series Supplement to be duly executed by its respective duly authorized officer as of the day and year first written above.
SONIC CAPITAL LLC, as Co-Issuer

By:	/s/ Stephen C. Vaughan
	Name:	Stephen C. Vaughan
	Title:	Vice President

SONIC INDUSTRIES LLC, as Co-Issuer

By:	/s/ Paige S. Bass
	Name:	Paige S. Bass
	Title:	Vice President

AMERICA'S DRIVE-IN BRAND PROPERTIES LLC, as Co-Issuer

By:	/s/ Paige S. Bass
	Name:	Paige S. Bass
	Title:	Vice President

AMERICA'S DRIVE-IN RESTAURANTS LLC, as Co-Issuer

By:	/s/ Charles B. Woods
	Name:	Charles B. Woods
	Title:	Vice President

[Signature Page to Series 2013-1 Series Supplement]

SRI REAL ESTATE HOLDINGS LLC, as Co-Issuer

By:	/s/ Charles B. Woods
	Name:	Charles B. Woods
	Title:	Vice President

SRI REAL ESTATE PROPERTIES LLC, as Co-Issuer

By:	/s/ Charles B. Woods
	Name:	Charles B. Woods
	Title:	Vice President

CITIBANK, N.A.,
in its capacity as Trustee and as Series 2013-1 Securities Intermediary

By:	/s/ Jacqueline Suarez
	Name:	Jacqueline Suarez
	Title:	Vice President

[Signature Page to Series 2013-1 Series Supplement]

ANNEX A

SERIES 2013-1

SUPPLEMENTAL DEFINITIONS LIST

“Cede” has the meaning set forth in Section 4.2(a) of the Series 2013-1 Supplement.

“Change of Control” means the occurrence of an event or series of events by which any “person” or “group” (as such terms are used in Sections 13(d) and 14(d) of the Exchange Act) other than Holdco owns or controls, either directly or indirectly, more than 50% of the Equity Interests of the Master Issuer or SRI Real Estate Holdco or an amount of Equity Interests of the Master Issuer or SRI Real Estate Holdco that entitles such “person” or “group” to exercise more than 50% of the voting power in the Equity Interests of the Master Issuer or SRI Real Estate Holdco, and pursuant to, and within 24 months of, such event or series of events, three of the five Persons that held the following positions immediately prior to the completion of such event or series of events are terminated or resign: Chief Executive Officer of Holdco, President of Sonic Industries Services Inc., President of Sonic Restaurants, Inc., Chief Financial Officer of Holdco and Chief Marketing Officer of Holdco; provided, in each case, that termination and/or resignation of such officers shall not include (i) a change in any officer’s status in the ordinary course of succession so long as such officer remains affiliated with Holdco or its Subsidiaries as an officer or director, or in a similar capacity, (ii) retirement of any officer or (iii) death or incapacitation of any officer.

“Definitive Notes” has the meaning set forth in Section 4.2(c) of the Series 2013-1 Supplement.

“DTC” means The Depository Trust Company, and any successor thereto.

“Early Refinancing Prepayment” means any prepayment of principal of the Series 2013-1 Class A-2 Notes made on or prior to the date that is forty (40) calendar months after the Series 2013-1 Closing Date using funds obtained from any additional Indebtedness incurred by Holdco or its direct and indirect Subsidiaries (including the Securitization Entities).

“Important Section 3(c)(7) Notice” has the meaning set forth in Section 4.5(a) of the Series 2013-1 Supplement.

“Initial Purchaser” means Guggenheim Securities, LLC.

“Offering Memorandum” has the meaning set forth in the Series 2013-1 Class A-2 Note Purchase Agreement.

“Outstanding Series 2013-1 Class A-2 Notes” and “Outstanding Series 2013-1 Notes” means, with respect to the Series 2013-1 Class A-2 Notes, all Series 2013-1 Class A-2 Notes theretofore authenticated and delivered under the Indenture, except (a) Series 2013-1 Class A-2 Notes theretofore cancelled or delivered to the Registrar for cancellation, (b) Series 2013-1

1

Class A-2 Notes that have not been presented for payment but funds for the payment in full of which are on deposit in the Series 2013-1 Class A-2 Distribution Account and are available for payment of such Series 2013-1 Class A-2 Notes, (c) Series 2013-1 Class A-2 Notes that have been defeased in accordance with Section 12.1 of the Base Indenture and (d) Series 2013-1 Class A-2 Notes in exchange for or in lieu of other Series 2013-1 Class A-2 Notes that have been authenticated and delivered pursuant to the Indenture unless proof satisfactory to the Trustee is presented that any such Series 2013-1 Class A-2 Notes are held by a purchaser for value.

“Parent Companies” means, collectively, Holdco, SISI and SRI.

“Plan” means (i) an “employee benefit plan” as defined in Section 3(3) of ERISA that is subject to Part 4 of Title I of ERISA; (ii) a plan, individual retirement account or other arrangement that is subject to Section 4975 of the Code or provisions under any Similar Law; or (iii) an entity whose underlying assets are considered to include “plan assets” of any such employee benefit plans, plans, accounts or arrangements described in clause (i) or (ii) under 29 C.F.R. Section 2510.3-101 as promulgated under ERISA and as modified by Section 3(42) of ERISA, or any Similar Law.

“Prepayment Calculation Date” has the meaning set forth in Section 3.6(e) of the Series 2013-1 Supplement.

“Prepayment Notice” has the meaning set forth in Section 3.6(g) of the Series 2013-1 Supplement.

“Prepayment Record Date” means, with respect to the date of any Series 2013-1 Prepayment, the Record Date immediately preceding the date of the associated Series 2013-1 Prepayment unless such immediately preceding Record Date is less than 10 Business Days prior to the date of the associated Series 2013-1 Prepayment, in which case the “Prepayment Record Date” will be the second Record Date immediately preceding the date of the associated Series 2013-1 Prepayment.

“Purchase Agreement Material Adverse Effect” has the meaning set forth in the Series 2013-1 Class A-2 Note Purchase Agreement.

“QIB/QP” means a Person who is both a QIB and a QP.

“Qualified Institutional Buyer” or “QIB” means a Person who is a “qualified institutional buyer” as defined in Rule 144A.

“Qualified Purchaser” or “QP” means a Person who is a “qualified purchaser” within the meaning of Section 2(a)(51) of the Investment Company Act and Rule 2a51-1 promulgated thereunder.

“Rating Agencies” means, with respect to each Class of Series 2013-1 Notes, S&P, Moody's and any other nationally recognized rating agency then rating such Class of Series 2013-1 Notes at the request of the Co-Issuers.

2

“Rating Agency Condition” means, with respect to the Series 2013-1 Notes and any action requiring satisfaction of the Rating Agency Condition in the Indenture or in any other Related Documents, including the issuance of an additional Series of Notes, that the Manager has notified the Co-Issuers, the Servicer and the Trustee in writing that each Rating Agency rating the Series 2013-1 Notes has confirmed that such action will not result in (i) a withdrawal of its credit ratings on the Series 2013-1 Notes or (ii) the assignment of credit ratings on the Series 2013-1 Notes below the lower of (A) the then-current credit ratings on the Series 2013-1 Notes or (B) the credit ratings assigned by such Rating Agency on the Series 2013-1 Closing Date (without negative implications); provided that, in any circumstance other than an issuance of Additional Series of Notes, the Rating Agency Condition will only be applicable if, as determined by the Control Party in its sole discretion, the policies of the applicable Rating Agency permit such agency to deliver such confirmation; provided further that in any event, each Rating Agency will receive written notification setting forth in reasonable detail such action or occurrence; provided further that if such Rating Agency did not issue credit ratings on the Series 2013-1 Notes on the Series 2013-1 Closing Date, then the credit rating comparisons described in clause (ii)(B) shall be made relative to the initial credit ratings assigned by such Rating Agency to the Series 2013-1 Notes.

“Regulation S” means Regulation S promulgated under the Securities Act.

“Regulation S Global Notes” has the meaning set forth in Section 4.2(b) of the Series 2013-1 Supplement.

“Remaining Par Call Amount” means, as of a date of determination prior to giving effect to any prepayments made on such date, the excess, if any, of (a) an amount equal to 35% of the Series 2013-1 Class A-2 Initial Principal Amount over (b) the aggregate principal amount of the Series 2013-1 Class A-2 Notes prepaid on any date before such date of determination (including all optional and mandatory prepayments and prepayments made in connection with a Rapid Amortization Event, but excluding any Early Refinancing Prepayments and any cancellations of repurchased Series 2013-1 Class A-2 Notes); provided, however, that the Remaining Par Call Amount with respect to any Early Refinancing Prepayments shall be deemed to be equal to zero.

“Restricted Global Notes” has the meaning set forth in Section 4.2(a) of the Series 2013-1 Supplement.

“Restricted Period” means, with respect to any Series 2013-1 Class A-2 Notes issued on the Series 2013-1 Closing Date and sold pursuant to Regulation S, the period commencing on such Series 2013-1 Closing Date and ending on the 40th day after the Series 2013-1 Closing Date.

“Rule 144A” means Rule 144A promulgated under the Securities Act.

“Series 2011-1 Class A-2 Distribution Account” has the meaning set forth in Section 3.8(a) of the Series 2011-1 Supplement.

3

“Series 2011-1 Supplement” means the Series 2011-1 Supplement, dated as of May 20, 2011, among the Co-Issuers, the Trustee and Citibank, N.A., as series 2011-1 securities intermediary, as amended, supplemented or otherwise modified from time to time.

“Series 2013-1 Anticipated Repayment Date” has the meaning set forth in Section 3.6(b) of the Series 2013-1 Supplement.

“Series 2013-1 Available Interest Reserve Account Amount” means, when used with respect to any date, the amount on deposit in the Senior Notes Interest Reserve Account pursuant to Section 3.2(d) of the Series 2013-1 Supplement after giving effect to any withdrawals therefrom with respect to the Series 2013-1 Notes pursuant to Section 5.14 of the Base Indenture.

“Series 2013-1 Class A-2 Distribution Account” has the meaning set forth in Section 3.8(a) of the Series 2013-1 Supplement.

“Series 2013-1 Class A-2 Distribution Account Collateral” has the meaning set forth in Section 3.8(d) of the Series 2013-1 Supplement.

“Series 2013-1 Class A-2 Initial Principal Amount” means the aggregate initial outstanding principal amount of the Series 2013-1 Class A-2 Notes, which is $155,000,000.

“Series 2013-1 Class A-2 Make-Whole Prepayment Premium” means, with respect to any Series 2013-1 Prepayment Amount in respect of any Series 2013-1 Class A-2 Notes on which any prepayment premium is due, an amount (not less than zero) equal to the product of (A) (i) the discounted present value as of the relevant Series 2013-1 Prepayment Date of all future installments of interest and principal to be made on the Series 2013-1 Class A-2 Notes (or such portion thereof to be prepaid), from the applicable Series 2013-1 Prepayment Date to and including the Prepayment Calculation Date, assuming all Series 2013-1 Accrued Monthly Interest Amounts are paid when due and the entire remaining unpaid principal amount of the Series 2013-1 Class A-2 Notes is paid on the Prepayment Calculation Date minus (ii) the Outstanding Principal Amount of the Series 2013-1 Class A-2 Notes (or portion thereof) being prepaid multiplied by (B) the Series 2013-1 Class A-2 Make-Whole Prepayment Premium Factor.  For the purposes of the calculation of the discounted present value in clause (A)(i) above, such present value shall be determined by the Master Issuer using a discount rate equal to the sum of: (x) the yield to maturity (adjusted to a “mortgage equivalent basis” for a monthly-pay security pursuant to the standards and practices of the Securities Industry and Financial Markets Association), on the date of such prepayment, of the United States Treasury Security having a maturity closest to the Prepayment Calculation Date plus (y) 0.50%.  For purposes of the Indenture, “Series 2013-1 Class A-2 Make-Whole Prepayment Premium” shall be deemed to be “Prepayment Premium,” and shall be deemed to be “unpaid premiums and make-whole prepayment premiums” for purposes of the Priority of Payments.

“Series 2013-1 Class A-2 Make-Whole Prepayment Premium Factor” means, in respect of any Series 2013-1 Class A-2 Notes on which any prepayment premium is due, a fraction, not less than zero, the numerator of which is (x) the Outstanding Principal Amount of the Series 2013-1 Class A-2 Notes (or portion thereof) being prepaid minus (y) the Remaining

4

Par Call Amount, and the denominator of which is the Outstanding Principal Amount of the Series 2013-1 Class A-2 Notes (or portion thereof) being prepaid.

“Series 2013-1 Class A-2 Make-Whole Premium Calculation Date” has the meaning set forth in Section 3.6(g) of the Series 2013-1 Supplement.

“Series 2013-1 Class A-2 Monthly Interest” means, with respect to any Interest Period, an amount equal to the sum of (i) the accrued interest at the Series 2013-1 Class A-2 Note Rate on the Series 2013-1 Class A-2 Outstanding Principal Amount (on the first day of such Interest Period after giving effect to all payments of principal made to holders of such Class of Notes on such day) during such Interest Period, calculated based on a 360-day year of twelve 30-day months, and (ii) the amount of any Senior Notes Interest Shortfall Amount with respect to the Series 2013-1 Class A-2 Notes (as determined pursuant to Section 5.14(b) of the Base Indenture), for the immediately preceding Interest Period (together with Additional Senior Notes Interest Shortfall Interest (as determined pursuant to Section 5.14(c) of the Base Indenture) on such Senior Notes Interest Shortfall Amount.  For purposes of the Indenture, “Series 2013-1 Class A-2 Monthly Interest” shall be deemed to be “Senior Notes Monthly Interest.”

“Series 2013-1 Class A-2 Monthly Post-ARD Contingent Interest” has the meaning set forth in Section 3.5(b)(i) of the Series 2013-1 Supplement.  For purposes of the Base Indenture, the “Series 2013-1 Class A-2 Monthly Post-ARD Contingent Interest” shall be deemed to be “Senior Notes Monthly Post-ARD Contingent Interest.”

“Series 2013-1 Class A-2 Monthly Post-ARD Contingent Interest Rate” has the meaning set forth in Section 3.5(b)(i) of the Series 2013-1 Supplement.

“Series 2013-1 Class A-2 Noteholder” and “Series 2013-1 Noteholder” means the Person in whose name a Series 2013-1 Class A-2 Note is registered in the Note Register.

“Series 2013-1 Class A-2 Note Purchase Agreement” means the Purchase Agreement, dated July 11, 2013, by and among the Initial Purchaser, Holdco, the Manager, SRI and the Securitization Entities, as amended, supplemented or otherwise modified from time to time.

“Series 2013-1 Class A-2 Note Rate” means 3.75% per annum.

“Series 2013-1 Class A-2 Notes” and “Series 2013-1 Notes” have the meaning specified in “Designation” of the Series 2013-1 Supplement.

“Series 2013-1 Class A-2 Outstanding Principal Amount” and “Series 2013-1 Outstanding Principal Amount” means, when used with respect to any date, an amount equal to (a) the Series 2013-1 Class A-2 Initial Principal Amount, minus (b) the aggregate amount of principal payments (whether pursuant to a prepayment, a repurchase and cancellation or otherwise) made to Series 2013-1 Class A-2 Noteholders with respect to Series 2013-1 Class A-2 Notes on or prior to such date.  For purposes of the Base Indenture, the “Series 2013-1 Class A-2 Outstanding Principal Amount” shall be deemed to be an “Outstanding Principal Amount.”

“Series 2013-1 Closing Date” means July 18, 2013.

5

“Series 2013-1 Default Rate” means, with respect to the Series 2013-1 Class A-2 Notes, the Series 2013-1 Class A-2 Note Rate.  For purposes of the Base Indenture, the “Series 2013-1 Default Rate” shall be deemed to be the “Default Rate.”

“Series 2013-1 Final Payment” means the payment of all accrued and unpaid interest on and principal of all Outstanding Series 2013-1 Notes.

“Series 2013-1 Final Payment Date” means the date on which the Series 2013-1 Final Payment is made.

“Series 2013-1 Global Notes” means, collectively, the Regulation S Global Notes and the Restricted Global Notes.

“Series 2013-1 Interest Reserve Account Deficiency” means, when used with respect to any date, that on such date the Series 2013-1 Interest Reserve Amount exceeds the Series 2013-1 Available Interest Reserve Account Amount.

“Series 2013-1 Interest Reserve Account Deficit Amount” means, on any Interim Allocation Date with respect to a Monthly Collection Period, the amount, if any, by which (a) the Series 2013-1 Interest Reserve Amount exceeds (b) the Series 2013-1 Available Interest Reserve Account Amount on such date; provided, however, with respect to any Interim Allocation Date with respect to the Monthly Collection Period immediately preceding the Series 2013-1 Final Payment Date or the Series 2013-1 Legal Final Maturity Date, the Series 2013-1 Interest Reserve Account Deficit Amount shall be zero.

“Series 2013-1 Interest Reserve Amount” means, for any Interim Allocation Date with respect to a Monthly Collection Period, the amount equal to (i) the Series 2013-1 Class A-2 Outstanding Principal Amount as of the immediately preceding Payment Date (after giving effect to any principal payments on such date), multiplied by (ii) the Series 2013-1 Class A-2 Note Rate and divided by (iii) 4.

“Series 2013-1 Interest Reserve Release Amount” means, as of any Accounting Date, the excess, if any, of (i) the amount on deposit in the Senior Notes Interest Reserve Account with respect to the Series 2013-1 Notes over (ii) the Series 2013-1 Interest Reserve Amount.

“Series 2013-1 Interest Reserve Release Event” means any reduction in the Outstanding Principal Amount of the Series 2013-1 Class A-2 Notes.

“Series 2013-1 Legal Final Maturity Date” means July 20, 2043.  For purposes of the Indenture, the “Series 2013-1 Legal Final Maturity Date” shall be deemed to be a “Series Legal Final Maturity Date.”

“Series 2013-1 Note Owner” means, with respect to a Series 2013-1 Note that is a Book-Entry Note, the Person who is the beneficial owner of such Book-Entry Note, as reflected on the books of the Clearing Agency that holds such Book-Entry Note, or on the books of a Person maintaining an account with such Clearing Agency (directly or as an indirect participant, in accordance with the rules of such Clearing Agency).

6

“Series 2013-1 Prepayment” has the meaning set forth in Section 3.6(g) of the Series 2013-1 Supplement.

“Series 2013-1 Prepayment Amount” has the meaning set forth in Section 3.6(g) of the Series 2013-1 Supplement.

“Series 2013-1 Prepayment Date” has the meaning set forth in Section 3.6(g) of the Series 2013-1 Supplement.

“Series 2013-1 Securities Intermediary” has the meaning set forth in Section 3.9(a) of the Series 2013-1 Supplement.

“Series 2013-1 Supplement” means the Series 2013-1 Supplement, dated as of July 18, 2013, among the Co-Issuers, the Trustee and the Series 2013-1 Securities Intermediary, as amended, supplemented or otherwise modified from time to time.

“Series 2013-1 Supplemental Definitions List” has the meaning set forth in Article I of the Series 2013-1 Supplement.

“Similar Law” means any federal, state, local, non-U.S. or other laws or regulations that are similar to Part 4 of Title I of ERISA or Section 4975 of the Code.

“STAMP” has the meaning set forth in Section 4.3(a) of the Series 2013-1 Supplement.

“Unrestricted Global Notes” has the meaning set forth in Section 4.2(b) of the Series 2013-1 Supplement.

“U.S. Person” has the meaning set forth in Section 4.2 of the Series 2013-1 Supplement.

“U.S. Resident” has the meaning set forth in Section 4.2 of the Series 2013-1 Supplement.

7

EXHIBIT A-1

THE ISSUANCE AND SALE OF THIS RESTRICTED GLOBAL SERIES 2013-1 CLASS A-2 NOTE (THIS “NOTE”) HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR WITH ANY SECURITIES REGULATORY AUTHORITY OF ANY STATE OR OTHER RELEVANT JURISDICTION, AND NONE OF SONIC CAPITAL LLC, SONIC INDUSTRIES LLC, AMERICA’S DRIVE-IN BRAND PROPERTIES LLC, AMERICA’S DRIVE-IN RESTAURANTS LLC, SRI REAL ESTATE HOLDING LLC OR SRI REAL ESTATE PROPERTIES LLC (THE “CO-ISSUERS”) HAS BEEN REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE “INVESTMENT COMPANY ACT”).  THIS NOTE OR ANY INTEREST HEREIN MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (A) TO SONIC CAPITAL LLC OR AN AFFILIATE THEREOF, (B) IN THE UNITED STATES TO AN INITIAL PURCHASER OR A SUBSEQUENT TRANSFEREE WHO IS NOT A COMPETITOR AND IS BOTH A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT (“RULE 144A”) AND A “QUALIFIED PURCHASER” (WITHIN THE MEANING OF THE INVESTMENT COMPANY ACT), ACTING FOR ITS OWN ACCOUNT OR THE ACCOUNT OF ANOTHER PERSON, WHO IS NOT A COMPETITOR AND IS BOTH A QUALIFIED INSTITUTIONAL BUYER AND A QUALIFIED PURCHASER, WITH RESPECT TO WHICH SUCH INITIAL PURCHASER OR SUBSEQUENT TRANSFEREE EXERCISES SOLE INVESTMENT DISCRETION OR (C) OUTSIDE THE UNITED STATES TO AN INITIAL PURCHASER OR A SUBSEQUENT TRANSFEREE WHO IS NOT A COMPETITOR AND IS A QUALIFIED PURCHASER AND NEITHER A U.S. PERSON (AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT (“REGULATION S”)) NOR A U.S. RESIDENT (WITHIN THE MEANING OF THE INVESTMENT COMPANY ACT), ACTING FOR ITS OWN ACCOUNT OR THE ACCOUNT OF ANOTHER PERSON, WHO IS A NOT A COMPETITOR AND IS A QUALIFIED PURCHASER, AND NEITHER A U.S. PERSON (AS DEFINED IN REGULATION S) NOR A U.S. RESIDENT (WITHIN THE MEANING OF THE INVESTMENT COMPANY ACT), WITH RESPECT TO WHICH SUCH INITIAL PURCHASER OR SUBSEQUENT TRANSFEREE EXERCISES SOLE INVESTMENT DISCRETION, IN OFFSHORE TRANSACTIONS IN RELIANCE ON REGULATION S, AND, IN EACH CASE, IN COMPLIANCE WITH THE CERTIFICATIONS AND OTHER REQUIREMENTS SPECIFIED IN THE INDENTURE REFERRED TO HEREIN AND ANY APPLICABLE SECURITIES LAWS OF ANY STATE OR THE UNITED STATES AND ANY OTHER RELEVANT JURISDICTION.

BY ITS ACQUISITION OR ACCEPTANCE HEREOF, THE HOLDER (IF NOT AN AFFILIATE OF THE MASTER ISSUER) REPRESENTS THAT (A) IT IS NOT A COMPETITOR AND IS (X) A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A AND A “QUALIFIED PURCHASER” (WITHIN THE MEANING OF THE INVESTMENT COMPANY ACT) OR (Y) A “QUALIFIED PURCHASER” (WITHIN THE MEANING OF THE INVESTMENT COMPANY ACT) AND NEITHER A U.S. RESIDENT NOR A U.S. PERSON AND IS ACQUIRING THIS NOTE IN AN OFFSHORE TRANSACTION, AS APPLICABLE, (B) IT IS ACTING FOR ITS OWN ACCOUNT OR FOR

A-1-1

THE ACCOUNT OF ANOTHER PERSON WHICH IS NOT A COMPETITOR AND IS EITHER (X) A QUALIFIED INSTITUTIONAL BUYER AND A QUALIFIED PURCHASER OR (Y) A QUALIFIED PURCHASER AND NEITHER A U.S. RESIDENT NOR A U.S. PERSON, AS APPLICABLE, AND IN EACH CASE WITH RESPECT TO WHICH IT EXERCISES SOLE INVESTMENT DISCRETION, (C) IT AND EACH ACCOUNT FOR WHICH IT IS PURCHASING WILL HOLD AND TRANSFER AT LEAST THE MINIMUM DENOMINATION OF NOTES, (D) IT UNDERSTANDS THAT THE CO-ISSUERS MAY RECEIVE A LIST OF PARTICIPANTS HOLDING POSITIONS IN THEIR NOTES FROM ONE OR MORE BOOK-ENTRY DEPOSITORIES, (E) IT WILL PROVIDE NOTICE OF THE TRANSFER RESTRICTIONS TO ANY SUBSEQUENT TRANSFEREES, (F) IT IS NOT A BROKER-DEALER OF THE TYPE DESCRIBED IN PARAGRAPH (a)(1)(ii) OF RULE 144A WHICH OWNS AND INVESTS ON A DISCRETIONARY BASIS LESS THAN $25,000,000 IN SECURITIES OF ISSUERS THAT ARE NOT AFFILIATED TO IT, (G) IT IS NOT A PARTICIPANT-DIRECTED EMPLOYEE PLAN, SUCH AS A 401(k) PLAN, OR ANY OTHER TYPE OF PLAN REFERRED TO IN PARAGRAPH (a)(1)(i)(D) OR (a)(1)(i)(E) OF RULE 144A, OR A TRUST FUND REFERRED TO IN PARAGRAPH (a)(1)(i)(F) OF RULE 144A THAT HOLDS THE ASSETS OF SUCH A PLAN, (H) IT IS NOT FORMED FOR THE PURPOSE OF INVESTING IN THE CO-ISSUERS (EXCEPT WHERE EACH BENEFICIAL OWNER IS (X) BOTH A QUALIFIED PURCHASER AND A QUALIFIED INSTITUTIONAL BUYER OR (Y) A QUALIFIED PURCHASER AND NEITHER A U.S. RESIDENT NOR A U.S. PERSON, AS APPLICABLE), AND (I) IF IT IS A SECTION 3(c)(1) OR SECTION 3(c)(7) INVESTMENT COMPANY, OR A SECTION 7(d) FOREIGN INVESTMENT COMPANY RELYING ON SECTION 3(c)(1) OR SECTION 3(c)(7) OF THE INVESTMENT COMPANY ACT WITH RESPECT TO ITS U.S. HOLDERS, AND WAS FORMED ON OR BEFORE APRIL 30, 1996, IT HAS RECEIVED THE NECESSARY CONSENT FROM ITS BENEFICIAL OWNERS AS REQUIRED BY THE INVESTMENT COMPANY ACT.

EACH INITIAL PURCHASER AND EACH SUBSEQUENT TRANSFEREE (IF NOT AN AFFILIATE OF THE MASTER ISSUER) TAKING DELIVERY OF THIS NOTE OR AN INTEREST IN THIS NOTE WILL BE DEEMED TO HAVE MADE THE APPLICABLE REPRESENTATIONS AND AGREEMENTS REFERRED TO IN THE INDENTURE.  EACH INITIAL PURCHASER AND EACH SUBSEQUENT TRANSFEREE TAKING DELIVERY OF THIS NOTE OR AN INTEREST IN THIS NOTE IN THE FORM OF AN INTEREST IN A REGULATION S GLOBAL NOTE OR AN UNRESTRICTED NOTE WILL BE REQUIRED TO DELIVER A TRANSFER CERTIFICATE IN THE FORM REQUIRED BY THE INDENTURE AND WILL BE REQUIRED TO MAKE THE APPLICABLE REPRESENTATIONS AND AGREEMENTS REFERRED TO IN THE INDENTURE.

ANY TRANSFER OF THIS NOTE IN VIOLATION OF THE FOREGOING WILL BE OF NO FORCE AND EFFECT AND WILL BE NULL AND VOID AB INITIO AND WILL NOT OPERATE TO TRANSFER ANY RIGHTS TO THE INITIAL PURCHASER OR SUBSEQUENT TRANSFEREE, NOTWITHSTANDING ANY INSTRUCTIONS TO THE CONTRARY TO THE CO-ISSUERS, THE TRUSTEE OR ANY INTERMEDIARY.

IF THIS NOTE WAS ACQUIRED IN THE UNITED STATES, AND THE HOLDER IS DETERMINED TO BE A COMPETITOR OR NOT TO HAVE BEEN BOTH A

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QUALIFIED INSTITUTIONAL BUYER AND A QUALIFIED PURCHASER AT THE TIME OF ACQUISITION OF THIS NOTE, THE CO-ISSUERS HAVE THE RIGHT TO REQUIRE SUCH HOLDER TO SELL THIS NOTE TO A PURCHASER WHO IS NOT A COMPETITOR AND IS BOTH A QUALIFIED INSTITUTIONAL BUYER AND A QUALIFIED PURCHASER.  THE CO-ISSUERS ALSO HAVE THE RIGHT TO REFUSE TO HONOR A TRANSFER TO A PERSON WHO IS NOT BOTH A QUALIFIED INSTITUTIONAL BUYER AND A QUALIFIED PURCHASER OR WHO IS A COMPETITOR.

IF THIS NOTE WAS ACQUIRED OUTSIDE THE UNITED STATES, AND THE HOLDER IS DETERMINED TO BE A COMPETITOR OR NOT TO HAVE BEEN A QUALIFIED PURCHASER AND NEITHER A “U.S. PERSON” NOR A “U.S. RESIDENT” AT THE TIME OF ACQUISITION OF THIS NOTE, THE CO-ISSUERS HAVE THE RIGHT TO REQUIRE SUCH HOLDER TO SELL THIS NOTE TO A PURCHASER WHO IS NOT A COMPETITOR AND IS A QUALIFIED PURCHASER AND NEITHER A “U.S. PERSON” NOR A “U.S. RESIDENT.”  THE CO-ISSUERS ALSO HAVE THE RIGHT TO REFUSE TO HONOR A TRANSFER TO A PERSON WHO IS NOT A QUALIFIED PURCHASER AND NEITHER A “U.S. PERSON” NOR A “U.S. RESIDENT” OR WHO IS A COMPETITOR.

THIS NOTE IS A GLOBAL NOTE WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITORY TRUST COMPANY (“DTC”), A NEW YORK CORPORATION, 55 WATER STREET, NEW YORK, NEW YORK 10004, OR A NOMINEE THEREOF.  THIS NOTE MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS NOTE IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN DTC OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.  UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF DTC TO THE CO-ISSUERS OR THE REGISTRAR, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL BECAUSE THE REGISTERED OWNER, CEDE & CO., HAS AN INTEREST HEREIN.

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THE PRINCIPAL OF THIS NOTE IS PAYABLE AS SET FORTH HEREIN.  ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.  ANY PERSON ACQUIRING THIS NOTE MAY ASCERTAIN ITS CURRENT PRINCIPAL AMOUNT BY INQUIRY OF THE TRUSTEE.

FORM OF RESTRICTED GLOBAL SERIES 2013-1 CLASS A-2 NOTE

No. R-	up to $[___________]

SEE REVERSE FOR CERTAIN CONDITIONS

CUSIP Number: [     ]
ISIN Number: [     ]

SONIC CAPITAL LLC,
SONIC INDUSTRIES LLC,
AMERICA'S DRIVE-IN BRAND PROPERTIES LLC,
AMERICA'S DRIVE-IN RESTAURANTS LLC,
SRI REAL ESTATE HOLDING LLC and
SRI REAL ESTATE PROPERTIES LLC

3.75% FIXED RATE SERIES 2013-1 SENIOR NOTES, CLASS A-2

SONIC CAPITAL LLC, a limited liability company formed under the laws of the State of Delaware, SONIC INDUSTRIES LLC, a limited liability company formed under the laws of the State of Delaware, AMERICA'S DRIVE-IN BRAND PROPERTIES LLC, a limited liability company formed under the laws of the State of Kansas, AMERICA'S DRIVE-IN RESTAURANTS LLC, a limited liability company formed under the laws of the State of Delaware, SRI REAL ESTATE HOLDING LLC, a limited liability company formed under the laws of the State of Delaware, and SRI REAL ESTATE PROPERTIES LLC, a limited liability company formed under the laws of the State of Delaware (herein referred to, collectively, as the "Co-Issuers"), for value received, hereby promise to pay to CEDE & CO. or registered assigns, up to the principal sum of [_____________________] DOLLARS ($[____________]) as provided below and in the Indenture referred to herein.  Payments of principal shall be payable in the amounts and at the times set forth in the Indenture described herein; provided, however, that the entire unpaid principal amount of this Note shall be due on July 20, 2043 (the "Series 2013-1 Legal Final Maturity Date").  The Co-Issuers will pay interest on this Restricted Global Series 2013-1 Class A-2 Note (this "Note") at the Series 2013-1 Class A-2 Note Rate for each Interest Period in accordance with the terms of the Indenture.  Such interest will be payable in arrears on each Payment Date, which will be on the 20th day (or, if such 20th day is not a Business Day, the next succeeding Business Day) of each calendar month, commencing August 20, 2013 (each,

A-1-4

a "Payment Date").  Such interest will accrue for each Payment Date with respect to (i) initially, the period from and including July [18], 2013 to but excluding the first Payment Date and (ii) thereafter, the period from and including a Payment Date to but excluding the following Payment Date (each, an "Interest Period").  Interest with respect to the Notes (and interest on any defaulted payments of interest or principal) will be computed on the basis of a 360-day year consisting of twelve 30-day months.  In addition, under the circumstances set forth in the Indenture, the Co-Issuers shall also pay contingent interest on this Note at the Series 2013-1 Class A-2 Monthly Post-ARD Contingent Interest Rate, and such contingent interest shall be computed and shall be payable in the amounts and at the times set forth in the Indenture.

The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.  All payments made by the Co-Issuers with respect to this Note shall be applied as provided in the Indenture.

This Note is subject to mandatory and optional prepayment as set forth in the Indenture.

Interests in this Note are exchangeable or transferable in whole or in part for interests in a Regulation S Global Note or an Unrestricted Global Note; provided that such transfer or exchange complies with the applicable provisions of the Indenture relating to the transfer of the Notes.  Interests in this Note in certain circumstances may also be exchangeable or transferable in whole but not in part for duly executed and issued registered Definitive Notes; provided that such transfer or exchange complies with Section 4.2(c) of the Series 2013-1 Supplement.

Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.  Although a summary of certain provisions of the Indenture is set forth below and on the reverse hereof and made a part hereof, this Note does not purport to summarize the Indenture and reference is made to the Indenture for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and obligations of the Co-Issuers and the Trustee.  A copy of the Indenture may be requested from the Trustee by writing to the Trustee at: Citibank, N.A., 388 Greenwich Street, 14th Floor, New York, NY 10013, Attention: Global Transaction Services – Sonic Series 2013-1.  To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to them in the Indenture.

Subject to the next following paragraph, the Co-Issuers hereby certify and declare that all acts, conditions and things required to be done and performed and to have happened prior to the creation of this Note and to constitute it as the valid obligation of the Co-Issuers enforceable in accordance with its terms, have been done and performed and have happened in due compliance with all applicable laws and in accordance with the terms of the Indenture.

Unless the certificate of authentication hereon has been executed by the Trustee whose name appears below by manual signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

A-1-5

IN WITNESS WHEREOF, each of the Co-Issuers has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer.

Date:
SONIC CAPITAL LLC, as Co-Issuer

By:
Name:
Title:

SONIC INDUSTRIES LLC, as Co-Issuer

By:
Name:
Title:

AMERICA'S DRIVE-IN BRAND PROPERTIES LLC, as Co-Issuer

By:
Name:
Title:

AMERICA'S DRIVE-IN RESTAURANTS LLC, as Co-Issuer

By:
Name:
Title:

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SRI REAL ESTATE HOLDING LLC, as Co-Issuer

By:
Name:
Title:

SRI REAL ESTATE PROPERTIES LLC, as Co-Issuer

By:
Name:
Title:

A-1-7

CERTIFICATE OF AUTHENTICATION

This is one of the Series 2013-1 Class A-2 Notes issued under the within-mentioned Indenture.

CITIBANK, N.A., as Trustee

By:
Authorized Signatory

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[REVERSE OF NOTE]

This Note is one of a duly authorized issue of Series 2013-1 Class A-2 Notes of the Co-Issuers designated as their 3.75% Fixed Rate Series 2013-1 Senior Notes, Class A-2 (herein called the "Series 2013-1 Class A-2 Notes"), all issued under (i) the Base Indenture, dated as of May 20, 2011 (such Base Indenture, as amended, supplemented or modified, is herein called the "Base Indenture"), among the Co-Issuers and Citibank, N.A., as trustee (the "Trustee", which term includes any successor Trustee under the Base Indenture), and (ii) a Series 2013-1 Supplement to the Base Indenture, dated as of July [18], 2013 (the "Series 2013-1 Supplement"), among the Co-Issuers and the Trustee.  The Base Indenture and the Series 2013-1 Supplement are referred to herein as the "Indenture".  The Series 2013-1 Class A-2 Notes are subject to all terms of the Indenture.  All terms used in this Note that are defined in the Indenture, as supplemented, modified or amended, shall have the meanings assigned to them in or pursuant to the Indenture, as so supplemented, modified or amended.

The Series 2013-1 Class A-2 Notes are and will be secured by the Collateral pledged as security therefor as provided in the Indenture.

The Notes will be issued in minimum denominations of $100,000 and integral multiples of $1,000 in excess thereof.

As provided for in the Indenture, the Series 2013-1 Class A-2 Notes may be prepaid, in whole or in part, at the option of the Co-Issuers.  In addition, the Series 2013-1 Class A-2 Notes are subject to mandatory prepayment as provided for in the Indenture.  In certain circumstances, the Co-Issuers will be obligated to pay the Series 2013-1 Class A-2 Make-Whole Prepayment Premium in connection with a mandatory or optional prepayment of the Series 2013-1 Class A-2 Notes as described in the Indenture.  As described above, the entire unpaid principal amount of this Note shall be due and payable on the Series 2013-1 Legal Final Maturity Date.  All payments of principal of the Series 2013-1 Class A-2 Notes will be made pro rata to the Series 2013-1 Class A-2 Noteholders entitled thereto.

Principal of and interest on this Note which is payable on a Payment Date or on any date on which payments are permitted to be made as provided for in the Indenture shall be paid to the Person in whose name this Note (or one or more predecessor Notes) is registered at the close of business on the applicable Record Date or Prepayment Record Date, as the case may be.

Interest and contingent interest, if any, will each accrue on the Series 2013-1 Class A-2 Notes at the rates set forth in the Indenture.  The interest and contingent interest, if any, will be computed on the basis set forth in the Indenture.  The amount of interest payable on the Series 2013-1 Class A-2 Notes on each Payment Date will be calculated as set forth in the Indenture.

Payments of principal and interest on this Note are subordinated to the payment of certain other amounts in accordance with the Priority of Payments.

If an Event of Default shall occur and be continuing, this Note may become or be declared due and payable in the manner and with the effect provided in the Indenture.

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Amounts payable in respect of this Note shall be made by wire transfer of immediately available funds to the account designated by DTC or its nominee.

As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Note may be registered on the Note Register upon surrender of this Note for registration of transfer at the office or agency designated by the Co-Issuers pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Trustee duly executed by, the Series 2013-1 Class A-2 Noteholder hereof or his attorney duly authorized in writing, with such signature guaranteed by an "eligible guarantor institution" meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended, and accompanied by such other documents as the Trustee and the Registrar may require and as may be required by the Series 2013-1 Supplement, and thereupon one or more new Series 2013-1 Class A-2 Notes of authorized denominations in the same aggregate principal amount will be issued to the designated transferee or transferees.  No service charge will be charged for any registration of transfer or exchange of this Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

Each Series 2013-1 Class A-2 Noteholder, by acceptance of a Series 2013-1 Class A-2 Note, covenants and agrees that by accepting the benefits of the Indenture that prior to the date that is one year and one day after the payment in full of the latest maturing note issued under the Indenture, such Series 2013-1 Class A-2 Noteholder will not institute against, or join with any other Person in instituting against, any Securitization Entity any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings, under any federal or state bankruptcy or similar law; provided, however, that nothing herein shall constitute a waiver of any right to indemnification, reimbursement or other payment from the Securitization Entities pursuant to the Indenture or any other Related Document.

It is the intent of the Co-Issuers and each Series 2013-1 Class A-2 Noteholder that, for federal, state and local income and franchise tax purposes only, the Series 2013-1 Class A-2 Notes will evidence indebtedness of the Co-Issuers secured by the Collateral.  Each Series 2013-1 Class A-2 Noteholder, by the acceptance of this Note, agrees to treat this Note (or beneficial interests herein) for purposes of federal, state and local income or franchise taxes and any other tax imposed on or measured by income, as indebtedness of the Co-Issuers or, if any Co-Issuer is treated as a division of another entity, such other entity.

The Indenture permits certain amendments to be made thereto without the consent of the Control Party, the Controlling Class Representative or any Series 2013-1 Class A-2 Noteholders, provided that certain conditions precedent are satisfied.  The Indenture also permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Co-Issuers and the rights of the Series 2013-1 Class A-2 Noteholders under the Indenture at any time by the Co-Issuers with the consent of the Control Party (acting at the direction of the Controlling Class Representative) and without the consent of any Series 2013-1 Class A-2 Noteholders.  The Indenture also contains provisions permitting the

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Control Party (acting at the direction of the Controlling Class Representative) to waive compliance by the Co-Issuers with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences without the consent of any Series 2013-1 Class A-2 Noteholders.  Any such consent or waiver of this Note (or any one or more predecessor Notes) shall be conclusive and binding upon such Series 2013-1 Class A-2 Noteholder and upon all future Series 2013-1 Class A-2 Noteholders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note.

The term "Co-Issuer" as used in this Note includes any successor to the Co-Issuers under the Indenture.

The Series 2013-1 Class A-2 Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations set forth therein.

This Note and the Indenture shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Co-Issuers, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place and rate, and in the coin or currency herein prescribed.

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ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee:

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

(name and address of assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints                                        , attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated:                                              By:                                            1

Signature Guaranteed:

1	NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note, without alteration, enlargement or any change whatsoever.

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SCHEDULE OF EXCHANGES IN RESTRICTED GLOBAL SERIES 2013-1

CLASS A-2 NOTE

The initial principal balance of this Restricted Global Series 2013-1 Class A-2 Note is $[____________].  The following exchanges of an interest in this Restricted

Global Series 2013-1 Class A-2 Note for an interest in a corresponding Regulation S Global Series 2013-1 Class A-2 Note or an Unrestricted Global Series 2013-1 Class A-2 Note have been made:

Date	Amount of Increase (or Decrease) in the Principal Amount of this Restricted Global Note	Remaining Principal Amount of this Restricted Global Note following the Increase or Decrease	Signature of Authorized Officer of Trustee or Registrar

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EXHIBIT A-2

THE ISSUANCE AND SALE OF THIS REGULATION S GLOBAL SERIES 2013-1 CLASS A-2 NOTE (THIS “NOTE”) HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR WITH ANY SECURITIES REGULATORY AUTHORITY OF ANY STATE OR OTHER RELEVANT JURISDICTION, AND NONE OF SONIC CAPITAL LLC, SONIC INDUSTRIES LLC, AMERICA’S DRIVE-IN BRAND PROPERTIES LLC, AMERICA’S DRIVE-IN RESTAURANTS LLC, SRI REAL ESTATE HOLDING LLC OR SRI REAL ESTATE PROPERTIES LLC (THE “CO-ISSUERS”) HAS BEEN REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE “INVESTMENT COMPANY ACT”).  THIS NOTE OR ANY INTEREST HEREIN MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (A) TO SONIC CAPITAL LLC OR AN AFFILIATE THEREOF, (B) IN THE UNITED STATES TO AN INITIAL PURCHASER OR A SUBSEQUENT TRANSFEREE WHO IS NOT A COMPETITOR AND IS BOTH A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT (“RULE 144A”) AND A “QUALIFIED PURCHASER” (WITHIN THE MEANING OF THE INVESTMENT COMPANY ACT), ACTING FOR ITS OWN ACCOUNT OR THE ACCOUNT OF ANOTHER PERSON, WHO IS NOT A COMPETITOR AND IS BOTH A QUALIFIED INSTITUTIONAL BUYER AND A QUALIFIED PURCHASER, WITH RESPECT TO WHICH SUCH INITIAL PURCHASER OR SUBSEQUENT TRANSFEREE EXERCISES SOLE INVESTMENT DISCRETION OR (C) OUTSIDE THE UNITED STATES TO AN INITIAL PURCHASER OR A SUBSEQUENT TRANSFEREE WHO IS NOT A COMPETITOR AND IS A QUALIFIED PURCHASER AND NEITHER A U.S. PERSON (AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT (“REGULATION S”)) NOR A U.S. RESIDENT (WITHIN THE MEANING OF THE INVESTMENT COMPANY ACT), ACTING FOR ITS OWN ACCOUNT OR THE ACCOUNT OF ANOTHER PERSON, WHO IS NOT A COMPETITOR AND IS A QUALIFIED PURCHASER, AND NEITHER A U.S. PERSON (AS DEFINED IN REGULATION S) NOR A U.S. RESIDENT (WITHIN THE MEANING OF THE INVESTMENT COMPANY ACT), WITH RESPECT TO WHICH SUCH INITIAL PURCHASER OR SUBSEQUENT TRANSFEREE EXERCISES SOLE INVESTMENT DISCRETION, IN OFFSHORE TRANSACTIONS IN RELIANCE ON REGULATION S, AND, IN EACH CASE, IN COMPLIANCE WITH THE CERTIFICATIONS AND OTHER REQUIREMENTS SPECIFIED IN THE INDENTURE REFERRED TO HEREIN AND ANY APPLICABLE SECURITIES LAWS OF ANY STATE OR THE UNITED STATES AND ANY OTHER RELEVANT JURISDICTION.

BY ITS ACQUISITION OR ACCEPTANCE HEREOF, THE HOLDER (IF NOT AN AFFILIATE OF THE MASTER ISSUER) REPRESENTS THAT (A) IT IS NOT A COMPETITOR AND IS (X) A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A AND A “QUALIFIED PURCHASER” (WITHIN THE MEANING OF THE INVESTMENT COMPANY ACT) OR (Y) A “QUALIFIED PURCHASER” (WITHIN THE MEANING OF THE INVESTMENT COMPANY ACT) AND NEITHER A U.S. RESIDENT NOR A U.S. PERSON AND IS ACQUIRING THIS NOTE IN AN OFFSHORE TRANSACTION, AS APPLICABLE, (B) IT IS ACTING FOR ITS OWN ACCOUNT OR FOR

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THE ACCOUNT OF ANOTHER PERSON WHICH IS NOT A COMPETITOR AND IS EITHER (X) A QUALIFIED INSTITUTIONAL BUYER AND A QUALIFIED PURCHASER OR (Y) A QUALIFIED PURCHASER AND NEITHER A U.S. RESIDENT NOR A U.S. PERSON, AS APPLICABLE, AND IN EACH CASE WITH RESPECT TO WHICH IT EXERCISES SOLE INVESTMENT DISCRETION, (C) IT AND EACH ACCOUNT FOR WHICH IT IS PURCHASING WILL HOLD AND TRANSFER AT LEAST THE MINIMUM DENOMINATION OF NOTES, (D) IT UNDERSTANDS THAT THE CO-ISSUERS MAY RECEIVE A LIST OF PARTICIPANTS HOLDING POSITIONS IN THEIR NOTES FROM ONE OR MORE BOOK-ENTRY DEPOSITORIES, (E) IT WILL PROVIDE NOTICE OF THE TRANSFER RESTRICTIONS TO ANY SUBSEQUENT TRANSFEREES, (F) IT IS NOT A BROKER-DEALER OF THE TYPE DESCRIBED IN PARAGRAPH (a)(1)(ii) OF RULE 144A WHICH OWNS AND INVESTS ON A DISCRETIONARY BASIS LESS THAN $25,000,000 IN SECURITIES OF ISSUERS THAT ARE NOT AFFILIATED TO IT, (G) IT IS NOT A PARTICIPANT-DIRECTED EMPLOYEE PLAN, SUCH AS A 401(k) PLAN, OR ANY OTHER TYPE OF PLAN REFERRED TO IN PARAGRAPH (a)(1)(i)(D) OR (a)(1)(i)(E) OF RULE 144A, OR A TRUST FUND REFERRED TO IN PARAGRAPH (a)(1)(i)(F) OF RULE 144A THAT HOLDS THE ASSETS OF SUCH A PLAN, (H) IT IS NOT FORMED FOR THE PURPOSE OF INVESTING IN THE CO-ISSUERS (EXCEPT WHERE EACH BENEFICIAL OWNER IS (X) BOTH A QUALIFIED PURCHASER AND A QUALIFIED INSTITUTIONAL BUYER OR (Y) A QUALIFIED PURCHASER AND NEITHER A U.S. RESIDENT NOR A U.S. PERSON, AS APPLICABLE), AND (I) IF IT IS A SECTION 3(c)(1) OR SECTION 3(c)(7) INVESTMENT COMPANY, OR A SECTION 7(d) FOREIGN INVESTMENT COMPANY RELYING ON SECTION 3(c)(1) OR SECTION 3(c)(7) OF THE INVESTMENT COMPANY ACT WITH RESPECT TO ITS U.S. HOLDERS, AND WAS FORMED ON OR BEFORE APRIL 30, 1996, IT HAS RECEIVED THE NECESSARY CONSENT FROM ITS BENEFICIAL OWNERS AS REQUIRED BY THE INVESTMENT COMPANY ACT.

UNTIL 40 DAYS AFTER THE ORIGINAL ISSUE DATE OF THE NOTES (THE “RESTRICTED PERIOD”) IN CONNECTION WITH THE OFFERING OF THE NOTES IN THE UNITED STATES FROM OUTSIDE OF THE UNITED STATES, THE SALE, PLEDGE OR TRANSFER OF THIS NOTE IS SUBJECT TO CERTAIN CONDITIONS AND RESTRICTIONS.  THE HOLDER HEREOF, BY PURCHASING OR OTHERWISE ACQUIRING THIS NOTE, ACKNOWLEDGES THAT SUCH HOLDER IS A QUALIFIED PURCHASER OR AN AFFILIATE OF THE MASTER ISSUER, AND THAT THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT AND AGREES FOR THE BENEFIT OF THE CO-ISSUERS THAT THIS NOTE MAY BE TRANSFERRED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY TO A QUALIFIED PURCHASER AND IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER APPLICABLE LAWS OF THE STATES, TERRITORIES AND POSSESSIONS OF THE UNITED STATES GOVERNING THE OFFER AND SALE OF SECURITIES, AND PRIOR TO THE EXPIRATION OF THE RESTRICTED PERIOD, ONLY (I) IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH REGULATION S UNDER THE SECURITIES ACT OR (II) PURSUANT TO AND IN ACCORDANCE WITH RULE 144A UNDER THE SECURITIES ACT.

EACH INITIAL PURCHASER AND EACH SUBSEQUENT TRANSFEREE (IF NOT AN AFFILIATE OF THE MASTER ISSUER) TAKING DELIVERY OF THIS NOTE OR

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AN INTEREST IN THIS NOTE WILL BE DEEMED TO HAVE MADE THE APPLICABLE REPRESENTATIONS AND AGREEMENTS REFERRED TO IN THE INDENTURE.  EACH INITIAL PURCHASER AND EACH SUBSEQUENT TRANSFEREE TAKING DELIVERY OF THIS NOTE OR AN INTEREST IN THIS NOTE IN THE FORM OF AN INTEREST IN A RESTRICTED NOTE OR AN UNRESTRICTED NOTE WILL BE REQUIRED TO DELIVER A TRANSFER CERTIFICATE IN THE FORM REQUIRED BY THE INDENTURE AND WILL BE REQUIRED TO MAKE THE APPLICABLE REPRESENTATIONS AND AGREEMENTS REFERRED TO IN THE INDENTURE.

ANY TRANSFER OF THIS NOTE IN VIOLATION OF THE FOREGOING WILL BE OF NO FORCE AND EFFECT AND WILL BE NULL AND VOID AB INITIO AND WILL NOT OPERATE TO TRANSFER ANY RIGHTS TO THE INITIAL PURCHASER OR SUBSEQUENT TRANSFEREE, NOTWITHSTANDING ANY INSTRUCTIONS TO THE CONTRARY TO THE CO-ISSUERS, THE TRUSTEE OR ANY INTERMEDIARY.

IF THIS NOTE WAS ACQUIRED IN THE UNITED STATES, AND THE HOLDER IS DETERMINED TO BE A COMPETITOR OR NOT TO HAVE BEEN BOTH A QUALIFIED INSTITUTIONAL BUYER AND A QUALIFIED PURCHASER AT THE TIME OF ACQUISITION OF THIS NOTE, THE CO-ISSUERS HAVE THE RIGHT TO REQUIRE SUCH HOLDER TO SELL THIS NOTE TO A PURCHASER WHO IS NOT A COMPETITOR AND IS BOTH A QUALIFIED INSTITUTIONAL BUYER AND A QUALIFIED PURCHASER.  THE CO-ISSUERS ALSO HAVE THE RIGHT TO REFUSE TO HONOR A TRANSFER TO A PERSON WHO IS NOT BOTH A QUALIFIED INSTITUTIONAL BUYER AND A QUALIFIED PURCHASER OR WHO IS A COMPETITOR.

IF THIS NOTE WAS ACQUIRED OUTSIDE THE UNITED STATES, AND THE HOLDER IS DETERMINED TO BE A COMPETITOR OR NOT TO HAVE BEEN A QUALIFIED PURCHASER AND NEITHER A “U.S. PERSON” NOR A “U.S. RESIDENT” AT THE TIME OF ACQUISITION OF THIS NOTE, THE CO-ISSUERS HAVE THE RIGHT TO REQUIRE SUCH HOLDER TO SELL THIS NOTE TO A PURCHASER WHO IS NOT A COMPETITOR AND IS A QUALIFIED PURCHASER AND NEITHER A “U.S. PERSON” NOR A “U.S. RESIDENT.”  THE CO-ISSUERS ALSO HAVE THE RIGHT TO REFUSE TO HONOR A TRANSFER TO A PERSON WHO IS NOT A QUALIFIED PURCHASER AND NEITHER A “U.S. PERSON” NOR A “U.S. RESIDENT” OR WHO IS A COMPETITOR.

THIS NOTE IS A GLOBAL NOTE WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITORY TRUST COMPANY (“DTC”), A NEW YORK CORPORATION, 55 WATER STREET, NEW YORK, NEW YORK 10004, OR A NOMINEE THEREOF.  THIS NOTE MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS NOTE IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN DTC OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.  UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF DTC TO THE CO-ISSUERS OR THE REGISTRAR, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER

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NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL BECAUSE THE REGISTERED OWNER, CEDE & CO., HAS AN INTEREST HEREIN.

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THE PRINCIPAL OF THIS NOTE IS PAYABLE AS SET FORTH HEREIN.  ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.  ANY PERSON ACQUIRING THIS NOTE MAY ASCERTAIN ITS CURRENT PRINCIPAL AMOUNT BY INQUIRY OF THE TRUSTEE.

FORM OF REGULATION S GLOBAL SERIES 2013-1 CLASS A-2 NOTE

No. R-	up to $[___________]

SEE REVERSE FOR CERTAIN CONDITIONS

CUSIP Number: [              ]
ISIN Number: [              ]
Common Code: [              ]

SONIC CAPITAL LLC,
SONIC INDUSTRIES LLC,
AMERICA'S DRIVE-IN BRAND PROPERTIES LLC,
AMERICA'S DRIVE-IN RESTAURANTS LLC,
SRI REAL ESTATE HOLDING LLC
SRI REAL ESTATE PROPERTIES LLC

3.75% FIXED RATE SERIES 2013-1 SENIOR NOTES, CLASS A-2

SONIC CAPITAL LLC, a limited liability company formed under the laws of the State of Delaware, SONIC INDUSTRIES LLC, a limited liability company formed under the laws of the State of Delaware, AMERICA'S DRIVE-IN BRAND PROPERTIES LLC, a limited liability company formed under the laws of the State of Kansas, AMERICA'S DRIVE-IN RESTAURANTS LLC, a limited liability company formed under the laws of the State of Delaware, SRI REAL ESTATE HOLDING LLC, a limited liability company formed under the laws of the State of Delaware, and SRI REAL ESTATE PROPERTIES LLC, a limited liability company formed under the laws of the State of Delaware (herein referred to, collectively, as the "Co-Issuers"), for value received, hereby promise to pay to CEDE & CO. or registered assigns, up to the principal sum of [____________________] DOLLARS ($[_____________]) as provided below and in the Indenture referred to herein.  Payments of principal shall be payable in the amounts and at the times set forth in the Indenture described herein; provided, however, that the entire unpaid principal amount of this Note shall be due on July 20, 2043 (the "Series 2013-1 Legal Final Maturity Date").  The Co-Issuers will pay interest on this Restricted Global Series 2013-1 Class A-2 Note (this "Note") at the Series 2013-1 Class A-2 Note Rate for each Interest Period in accordance with the terms of the Indenture.  Such interest will be payable in arrears on each Payment Date, which will be on the 20th day (or, if such 20th day is not a Business Day,

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the next succeeding Business Day) of each calendar month, commencing August 20, 2013 (each, a "Payment Date").  Such interest will accrue for each Payment Date with respect to (i) initially, the period from and including July [18], 2013 to but excluding the first Payment Date and (ii) thereafter, the period from and including a Payment Date to but excluding the following Payment Date (each, an "Interest Period").  Interest with respect to the Notes (and interest on any defaulted payments of interest or principal) will be computed on the basis of a 360-day year consisting of twelve 30-day months.  In addition, under the circumstances set forth in the Indenture, the Co-Issuers shall also pay contingent interest on this Note at the Series 2013-1 Class A-2 Monthly Post-ARD Contingent Interest Rate, as applicable, and such contingent interest shall be computed and shall be payable in the amounts and at the times set forth in the Indenture.

The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.  All payments made by the Co-Issuers with respect to this Note shall be applied as provided in the Indenture.

This Note is subject to mandatory and optional prepayment as set forth in the Indenture.

Interests in this Note are exchangeable or transferable in whole or in part for interests in a Restricted Global Note or an Unrestricted Global Note; provided that such transfer or exchange complies with the applicable provisions of the Indenture relating to the transfer of the Notes.  Interests in this Note in certain circumstances may also be exchangeable or transferable in whole but not in part for duly executed and issued registered Definitive Notes; provided that such transfer or exchange complies with Section 4.2(c) of the Series 2013-1 Supplement.

Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.  Although a summary of certain provisions of the Indenture is set forth below and on the reverse hereof and made a part hereof, this Note does not purport to summarize the Indenture and reference is made to the Indenture for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and obligations of the Co-Issuers and the Trustee.  A copy of the Indenture may be requested from the Trustee by writing to the Trustee at: Citibank, N.A., 388 Greenwich Street, 14th Floor, New York, NY 10013, Attention: Global Transaction Services — Sonic Series 2013-1.  To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to them in the Indenture.

Subject to the next following paragraph, the Co-Issuers hereby certify and declare that all acts, conditions and things required to be done and performed and to have happened prior to the creation of this Note and to constitute it as the valid obligation of the Co-Issuers enforceable in accordance with its terms, have been done and performed and have happened in due compliance with all applicable laws and in accordance with the terms of the Indenture.

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Unless the certificate of authentication hereon has been executed by the Trustee whose name appears below by manual signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

[Remainder of page intentionally left blank]

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IN WITNESS WHEREOF, each of the Co-Issuers has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer.

Date:
SONIC CAPITAL LLC, as Co-Issuer

By:
Name:
Title:

SONIC INDUSTRIES LLC, as Co-Issuer

By:
Name:
Title:

AMERICA'S DRIVE-IN BRAND PROPERTIES LLC, as Co-Issuer

By:
Name:
Title:

AMERICA'S DRIVE-IN RESTAURANTS LLC, as Co-Issuer

By:
Name:
Title:

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SRI REAL ESTATE HOLDING LLC, as Co-Issuer

By:
Name:
Title:

SRI REAL ESTATE PROPERTIES LLC, as Co-Issuer

By:
Name:
Title:

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CERTIFICATE OF AUTHENTICATION

This is one of the Series 2013-1 Class A-2 Notes issued under the within-mentioned Indenture.

CITIBANK, N.A., as Trustee

By:
Authorized Signatory

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[REVERSE OF NOTE]

This Note is one of a duly authorized issue of Series 2013-1 Class A-2 Notes of the Co-Issuers designated as their 3.75% Fixed Rate Series 2013-1 Senior Notes, Class A-2 (herein called the "Series 2013-1 Class A-2 Notes"), all issued under (i) the Base Indenture, dated as of May 20, 2011 (such Base Indenture, as amended, supplemented or modified, is herein called the "Base Indenture"), among the Co-Issuers and Citibank, N.A., as trustee (the "Trustee", which term includes any successor Trustee under the Base Indenture), and (ii) a Series 2013-1 Supplement to the Base Indenture, dated as of July [18], 2013 (the "Series 2013-1 Supplement"), among the Co-Issuers and the Trustee.  The Base Indenture and the Series 2013-1 Supplement are referred to herein as the "Indenture".  The Series 2013-1 Class A-2 Notes are subject to all terms of the Indenture.  All terms used in this Note that are defined in the Indenture, as supplemented, modified or amended, shall have the meanings assigned to them in or pursuant to the Indenture, as so supplemented, modified or amended.

The Series 2013-1 Class A-2 Notes are and will be secured by the Collateral pledged as security therefor as provided in the Indenture.

The Notes will be issued in minimum denominations of $100,000 and integral multiples of $1,000 in excess thereof.

As provided for in the Indenture, the Series 2013-1 Class A-2 Notes may be prepaid, in whole or in part, at the option of the Co-Issuers.  In addition, the Series 2013-1 Class A-2 Notes are subject to mandatory prepayment as provided for in the Indenture.  In certain circumstances, the Co-Issuers will be obligated to pay the Series 2013-1 Class A-2 Make-Whole Prepayment Premium in connection with a mandatory or optional prepayment of the Series 2013-1 Class A-2 Notes as described in the Indenture.  As described above, the entire unpaid principal amount of this Note shall be due and payable on the Series 2013-1 Legal Final Maturity Date.  All payments of principal of the Series 2013-1 Class A-2 Notes will be made pro rata to the Series 2013-1 Class A-2 Noteholders entitled thereto.

Principal of and interest on this Note which is payable on a Payment Date or on any date on which payments are permitted to be made as provided for in the Indenture shall be paid to the Person in whose name this Note (or one or more predecessor Notes) is registered at the close of business on the applicable Record Date or Prepayment Record Date, as the case may be.

Interest and contingent interest, if any, will each accrue on the Series 2013-1 Class A-2 Notes at the rates set forth in the Indenture.  The interest and contingent interest, if any, will be computed on the basis set forth in the Indenture.  The amount of interest payable on the Series 2013-1 Class A-2 Notes on each Payment Date will be calculated as set forth in the Indenture.

Payments of principal and interest on this Note are subordinated to the payment of certain other amounts in accordance with the Priority of Payments.

If an Event of Default shall occur and be continuing, this Note may become or be declared due and payable in the manner and with the effect provided in the Indenture.

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Amounts payable in respect of this Note shall be made by wire transfer of immediately available funds to the account designated by DTC or its nominee.

As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Note may be registered on the Note Register upon surrender of this Note for registration of transfer at the office or agency designated by the Co-Issuers pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Trustee duly executed by, the Series 2013-1 Class A-2 Noteholder hereof or his attorney duly authorized in writing, with such signature guaranteed by an "eligible guarantor institution" meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended, and accompanied by such other documents as the Trustee and the Registrar may require and as may be required by the Series 2013-1 Supplement, and thereupon one or more new Series 2013-1 Class A-2 Notes of authorized denominations in the same aggregate principal amount will be issued to the designated transferee or transferees.  No service charge will be charged for any registration of transfer or exchange of this Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

Each Series 2013-1 Class A-2 Noteholder, by acceptance of a Series 2013-1 Class A-2 Note, covenants and agrees that by accepting the benefits of the Indenture that prior to the date that is one year and one day after the payment in full of the latest maturing note issued under the Indenture, such Series 2013-1 Class A-2 Noteholder will not institute against, or join with any other Person in instituting against, any Securitization Entity any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings, under any federal or state bankruptcy or similar law; provided, however, that nothing herein shall constitute a waiver of any right to indemnification, reimbursement or other payment from the Securitization Entities pursuant to the Indenture or any other Related Document.

It is the intent of the Co-Issuers and each Series 2013-1 Class A-2 Noteholder that, for federal, state and local income and franchise tax purposes only, the Series 2013-1 Class A-2 Notes will evidence indebtedness of the Co-Issuers secured by the Collateral.  Each Series 2013-1 Class A-2 Noteholder, by the acceptance of this Note, agrees to treat this Note (or beneficial interests herein) for purposes of federal, state and local income or franchise taxes and any other tax imposed on or measured by income, as indebtedness of the Co-Issuers or, if any Co-Issuer is treated as a division of another entity, such other entity.

The Indenture permits certain amendments to be made thereto without the consent of the Control Party, the Controlling Class Representative or any Series 2013-1 Class A-2 Noteholders, provided that certain conditions precedent are satisfied.  The Indenture also permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Co-Issuers and the rights of the Series 2013-1 Class A-2 Noteholders under the Indenture at any time by the Co-Issuers with the consent of the Control Party (acting at the direction of the Controlling Class Representative) and without the consent of any Series 2013-1 Class A-2 Noteholders.  The Indenture also contains provisions permitting the

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Control Party (acting at the direction of the Controlling Class Representative) to waive compliance by the Co-Issuers with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences without the consent of any Series 2013-1 Class A-2 Noteholders.  Any such consent or waiver of this Note (or any one or more predecessor Notes) shall be conclusive and binding upon such Series 2013-1 Class A-2 Noteholder and upon all future Series 2013-1 Class A-2 Noteholders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note.

The term "Co-Issuer" as used in this Note includes any successor to the Co-Issuers under the Indenture.

The Series 2013-1 Class A-2 Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations set forth therein.

This Note and the Indenture shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Co-Issuers, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place and rate, and in the coin or currency herein prescribed.

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ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee:

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

(name and address of assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints                                        , attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated:                                                     By:                                            1

Signature Guaranteed:

1	NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note, without alteration, enlargement or any change whatsoever.

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SCHEDULE OF EXCHANGES IN REGULATION S GLOBAL SERIES 2013-1

CLASS A-2 NOTE

The initial principal balance of this Regulation S Global Series 2013-1 Class A-2 Note is $[____________].  The following exchanges of an interest in this Regulation S Global Series 2013-1 Class A-2 Note for an interest in a corresponding Restricted Global Series 2013-1 Class A-2 Note or an Unrestricted Global Series 2013-1 Class A-2 Note have been made:

Date	Amount of Increase (or Decrease) in the Principal Amount of this Regulation S Global Note	Remaining Principal Amount of this Regulation S Global Note following the Increase or Decrease	Signature of Authorized Officer of Trustee or Registrar

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EXHIBIT A-3

THE ISSUANCE AND SALE OF THIS UNRESTRICTED GLOBAL SERIES 2013-1 CLASS A-2 NOTE (THIS “NOTE”) HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR WITH ANY SECURITIES REGULATORY AUTHORITY OF ANY STATE OR OTHER RELEVANT JURISDICTION, AND NONE OF SONIC CAPITAL LLC, SONIC INDUSTRIES LLC, AMERICA’S DRIVE-IN BRAND PROPERTIES LLC, AMERICA’S DRIVE-IN RESTAURANTS LLC, SRI REAL ESTATE HOLDING LLC OR SRI REAL ESTATE PROPERTIES LLC (THE “CO-ISSUERS”) HAS BEEN REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE “INVESTMENT COMPANY ACT”).  THIS NOTE OR ANY INTEREST HEREIN MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (A) TO SONIC CAPITAL LLC OR AN AFFILIATE THEREOF, (B) IN THE UNITED STATES TO AN INITIAL PURCHASER OR A SUBSEQUENT TRANSFEREE WHO IS NOT A COMPETITOR AND IS BOTH A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT (“RULE 144A”) AND A “QUALIFIED PURCHASER” (WITHIN THE MEANING OF THE INVESTMENT COMPANY ACT), ACTING FOR ITS OWN ACCOUNT OR THE ACCOUNT OF ANOTHER PERSON, WHO IS NOT A COMPETITOR AND IS BOTH A QUALIFIED INSTITUTIONAL BUYER AND A QUALIFIED PURCHASER, WITH RESPECT TO WHICH SUCH INITIAL PURCHASER OR SUBSEQUENT TRANSFEREE EXERCISES SOLE INVESTMENT DISCRETION OR (C) OUTSIDE THE UNITED STATES TO AN INITIAL PURCHASER OR A SUBSEQUENT TRANSFEREE WHO IS NOT A COMPETITOR AND IS A QUALIFIED PURCHASER AND NEITHER A U.S. PERSON (AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT (“REGULATION S”)) NOR A U.S. RESIDENT (WITHIN THE MEANING OF THE INVESTMENT COMPANY ACT), ACTING FOR ITS OWN ACCOUNT OR THE ACCOUNT OF ANOTHER PERSON, WHO IS A NOT A COMPETITOR AND IS A QUALIFIED PURCHASER, AND NEITHER A U.S. PERSON (AS DEFINED IN REGULATION S) NOR A U.S. RESIDENT (WITHIN THE MEANING OF THE INVESTMENT COMPANY ACT), WITH RESPECT TO WHICH SUCH INITIAL PURCHASER OR SUBSEQUENT TRANSFEREE EXERCISES SOLE INVESTMENT DISCRETION, IN OFFSHORE TRANSACTIONS IN RELIANCE ON REGULATION S, AND, IN EACH CASE, IN COMPLIANCE WITH THE CERTIFICATIONS AND OTHER REQUIREMENTS SPECIFIED IN THE INDENTURE REFERRED TO HEREIN AND ANY APPLICABLE SECURITIES LAWS OF ANY STATE OR THE UNITED STATES AND ANY OTHER RELEVANT JURISDICTION.

BY ITS ACQUISITION OR ACCEPTANCE HEREOF, THE HOLDER (IF NOT AN AFFILIATE OF THE MASTER ISSUER) REPRESENTS THAT (A) IT IS NOT A COMPETITOR AND IS (X) A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A AND A “QUALIFIED PURCHASER” (WITHIN THE MEANING OF THE INVESTMENT COMPANY ACT) OR (Y) A “QUALIFIED PURCHASER” (WITHIN THE MEANING OF THE INVESTMENT COMPANY ACT) AND NEITHER A U.S. RESIDENT NOR A U.S. PERSON AND IS ACQUIRING THIS NOTE IN AN OFFSHORE TRANSACTION, AS APPLICABLE, (B) IT IS ACTING FOR ITS OWN ACCOUNT OR FOR

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THE ACCOUNT OF ANOTHER PERSON WHICH IS NOT A COMPETITOR AND IS EITHER (X) A QUALIFIED INSTITUTIONAL BUYER AND A QUALIFIED PURCHASER OR (Y) A QUALIFIED PURCHASER AND NEITHER A U.S. RESIDENT NOR A U.S. PERSON, AS APPLICABLE, AND IN EACH CASE WITH RESPECT TO WHICH IT EXERCISES SOLE INVESTMENT DISCRETION, (C) IT AND EACH ACCOUNT FOR WHICH IT IS PURCHASING WILL HOLD AND TRANSFER AT LEAST THE MINIMUM DENOMINATION OF NOTES, (D) IT UNDERSTANDS THAT THE CO-ISSUERS MAY RECEIVE A LIST OF PARTICIPANTS HOLDING POSITIONS IN THEIR NOTES FROM ONE OR MORE BOOK-ENTRY DEPOSITORIES, (E) IT WILL PROVIDE NOTICE OF THE TRANSFER RESTRICTIONS TO ANY SUBSEQUENT TRANSFEREES, (F) IT IS NOT A BROKER-DEALER OF THE TYPE DESCRIBED IN PARAGRAPH (a)(1)(ii) OF RULE 144A WHICH OWNS AND INVESTS ON A DISCRETIONARY BASIS LESS THAN $25,000,000 IN SECURITIES OF ISSUERS THAT ARE NOT AFFILIATED TO IT, (G) IT IS NOT A PARTICIPANT-DIRECTED EMPLOYEE PLAN, SUCH AS A 401(k) PLAN, OR ANY OTHER TYPE OF PLAN REFERRED TO IN PARAGRAPH (a)(1)(i)(D) OR (a)(1)(i)(E) OF RULE 144A, OR A TRUST FUND REFERRED TO IN PARAGRAPH (a)(1)(i)(F) OF RULE 144A THAT HOLDS THE ASSETS OF SUCH A PLAN, (H) IT IS NOT FORMED FOR THE PURPOSE OF INVESTING IN THE CO-ISSUERS (EXCEPT WHERE EACH BENEFICIAL OWNER IS (X) BOTH A QUALIFIED PURCHASER AND A QUALIFIED INSTITUTIONAL BUYER OR (Y) A QUALIFIED PURCHASER AND NEITHER A U.S. RESIDENT NOR A U.S. PERSON, AS APPLICABLE), AND (I) IF IT IS A SECTION 3(c)(1) OR SECTION 3(c)(7) INVESTMENT COMPANY, OR A SECTION 7(d) FOREIGN INVESTMENT COMPANY RELYING ON SECTION 3(c)(1) OR SECTION 3(c)(7) OF THE INVESTMENT COMPANY ACT WITH RESPECT TO ITS U.S. HOLDERS, AND WAS FORMED ON OR BEFORE APRIL 30, 1996, IT HAS RECEIVED THE NECESSARY CONSENT FROM ITS BENEFICIAL OWNERS AS REQUIRED BY THE INVESTMENT COMPANY ACT.

EACH INITIAL PURCHASER AND EACH SUBSEQUENT TRANSFEREE (IF NOT AN AFFILIATE OF THE MASTER ISSUER) TAKING DELIVERY OF THIS NOTE OR AN INTEREST IN THIS NOTE WILL BE DEEMED TO HAVE MADE THE APPLICABLE REPRESENTATIONS AND AGREEMENTS REFERRED TO IN THE INDENTURE.  EACH INITIAL PURCHASER AND EACH SUBSEQUENT TRANSFEREE TAKING DELIVERY OF THIS NOTE OR AN INTEREST IN THIS NOTE IN THE FORM OF AN INTEREST IN A REGULATION S GLOBAL NOTE OR A RESTRICTED NOTE WILL BE REQUIRED TO DELIVER A TRANSFER CERTIFICATE IN THE FORM REQUIRED BY THE INDENTURE AND WILL BE REQUIRED TO MAKE THE APPLICABLE REPRESENTATIONS AND AGREEMENTS REFERRED TO IN THE INDENTURE.

ANY TRANSFER OF THIS NOTE IN VIOLATION OF THE FOREGOING WILL BE OF NO FORCE AND EFFECT AND WILL BE NULL AND VOID AB INITIO AND WILL NOT OPERATE TO TRANSFER ANY RIGHTS TO THE INITIAL PURCHASER OR SUBSEQUENT TRANSFEREE, NOTWITHSTANDING ANY INSTRUCTIONS TO THE CONTRARY TO THE CO-ISSUERS, THE TRUSTEE OR ANY INTERMEDIARY.

IF THIS NOTE WAS ACQUIRED IN THE UNITED STATES, AND THE HOLDER IS DETERMINED TO BE A COMPETITOR OR NOT TO HAVE BEEN BOTH A

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QUALIFIED INSTITUTIONAL BUYER AND A QUALIFIED PURCHASER AT THE TIME OF ACQUISITION OF THIS NOTE, THE CO-ISSUERS HAVE THE RIGHT TO REQUIRE SUCH HOLDER TO SELL THIS NOTE TO A PURCHASER WHO IS NOT A COMPETITOR AND IS BOTH A QUALIFIED INSTITUTIONAL BUYER AND A QUALIFIED PURCHASER.  THE CO-ISSUERS ALSO HAVE THE RIGHT TO REFUSE TO HONOR A TRANSFER TO A PERSON WHO IS NOT BOTH A QUALIFIED INSTITUTIONAL BUYER AND A QUALIFIED PURCHASER OR WHO IS A COMPETITOR.

IF THIS NOTE WAS ACQUIRED OUTSIDE THE UNITED STATES, AND THE HOLDER IS DETERMINED TO BE A COMPETITOR OR NOT TO HAVE BEEN A QUALIFIED PURCHASER AND NEITHER A “U.S. PERSON” NOR A “U.S. RESIDENT” AT THE TIME OF ACQUISITION OF THIS NOTE, THE CO-ISSUERS HAVE THE RIGHT TO REQUIRE SUCH HOLDER TO SELL THIS NOTE TO A PURCHASER WHO IS NOT A COMPETITOR AND IS A QUALIFIED PURCHASER AND NEITHER A “U.S. PERSON” NOR A “U.S. RESIDENT.”  THE CO-ISSUERS ALSO HAVE THE RIGHT TO REFUSE TO HONOR A TRANSFER TO A PERSON WHO IS NOT A QUALIFIED PURCHASER AND NEITHER A “U.S. PERSON” NOR A “U.S. RESIDENT” OR WHO IS A COMPETITOR.

THIS NOTE IS A GLOBAL NOTE WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITORY TRUST COMPANY (“DTC”), A NEW YORK CORPORATION, 55 WATER STREET, NEW YORK, NEW YORK 10004, OR A NOMINEE THEREOF.  THIS NOTE MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS NOTE IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN DTC OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.  UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF DTC TO THE CO-ISSUERS OR THE REGISTRAR, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL BECAUSE THE REGISTERED OWNER, CEDE & CO., HAS AN INTEREST HEREIN.

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THE PRINCIPAL OF THIS NOTE IS PAYABLE AS SET FORTH HEREIN.  ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.  ANY PERSON ACQUIRING THIS NOTE MAY ASCERTAIN ITS CURRENT PRINCIPAL AMOUNT BY INQUIRY OF THE TRUSTEE.

FORM OF UNRESTRICTED GLOBAL SERIES 2013-1 CLASS A-2 NOTE

No. R-	up to $[___________]

SEE REVERSE FOR CERTAIN CONDITIONS

CUSIP Number: [                ]
ISIN Number: [                ]
Common Code: [                ]

SONIC CAPITAL LLC,
SONIC INDUSTRIES LLC,
AMERICA'S DRIVE-IN BRAND PROPERTIES LLC,
AMERICA'S DRIVE-IN RESTAURANTS LLC,
SRI REAL ESTATE HOLDING LLC and
SRI REAL ESTATE PROPERTIES LLC
3.75% FIXED RATE SERIES 2013-1 SENIOR NOTES, CLASS A-2

SONIC CAPITAL LLC, a limited liability company formed under the laws of the State of Delaware, SONIC INDUSTRIES LLC, a limited liability company formed under the laws of the State of Delaware, AMERICA'S DRIVE-IN BRAND PROPERTIES LLC, a limited liability company formed under the laws of the State of Kansas, AMERICA'S DRIVE-IN RESTAURANTS LLC, a limited liability company formed under the laws of the State of Delaware, SRI REAL ESTATE HOLDING LLC, a limited liability company formed under the laws of the State of Delaware, and SRI REAL ESTATE PROPERTIES LLC, a limited liability company formed under the laws of the State of Delaware (herein referred to, collectively, as the "Co-Issuers"), for value received, hereby promise to pay to CEDE & CO. or registered assigns, up to the principal sum of [________________________] DOLLARS ($[____________]) as provided below and in the Indenture referred to herein.

Payments of principal shall be payable in the amounts and at the times set forth in the Indenture described herein; provided, however, that the entire unpaid principal amount of this Note shall be due on July 20, 2043 (the "Series 2013-1 Legal Final Maturity Date").  The Co-Issuers will pay interest on this Unrestricted Global Series 2013-1 Class A-2 Note (this "Note") at the Series

A-3-4

2013-1 Class A-2 Note Rate for each Interest Period in accordance with the terms of the Indenture.  Such interest will be payable in arrears on each Payment Date, which will be on the 20th day (or, if such 20th day is not a Business Day, the next succeeding Business Day) of each calendar month, commencing August 20, 2013 (each, a "Payment Date").  Such interest will accrue for each Payment Date with respect to (i) initially, the period from and including July [18], 2013 to but excluding the first Payment Date and (ii) thereafter, the period from and including a Payment Date to but excluding the following Payment Date (each, an "Interest Period").  Interest with respect to the Notes (and interest on any defaulted payments of interest or principal) will be computed on the basis of a 360-day year consisting of twelve 30-day months.  In addition, under the circumstances set forth in the Indenture, the Co-Issuers shall also pay contingent interest on this Note at the Series 2013-1 Class A-2 Monthly Post-ARD Contingent Rate, and such contingent interest shall be computed and shall be payable in the amounts and at the times set forth in the Indenture.

The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.  All payments made by the Co-Issuers with respect to this Note shall be applied as provided in the Indenture.

This Note is subject to mandatory and optional prepayment as set forth in the Indenture.

Interests in this Note are exchangeable or transferable in whole or in part for interests in a Restricted Global Note or a Regulation S Global Note; provided that such transfer or exchange complies with the applicable provisions of the Indenture relating to the transfer of the Notes.  Interests in this Note in certain circumstances may also be exchangeable or transferable in whole but not in part for duly executed and issued registered Definitive Notes; provided that such transfer or exchange complies with Section 4.2(c) of the Series 2013-1 Supplement.

Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.  Although a summary of certain provisions of the Indenture is set forth below and on the reverse hereof and made a part hereof, this Note does not purport to summarize the Indenture and reference is made to the Indenture for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and obligations of the Co-Issuers and the Trustee.  A copy of the Indenture may be requested from the Trustee by writing to the Trustee at: Citibank, N.A., 388 Greenwich Street, 14th Floor, New York, NY 10013, Attention: Global Transaction Services — Sonic Series 2013-1.  To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to them in the Indenture.

Subject to the next following paragraph, the Co-Issuers hereby certify and declare that all acts, conditions and things required to be done and performed and to have happened prior to the creation of this Note and to constitute it as the valid obligation of the Co-Issuers enforceable in accordance with its terms, have been done and performed and have happened in due compliance with all applicable laws and in accordance with the terms of the Indenture.

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Unless the certificate of authentication hereon has been executed by the Trustee whose name appears below by manual signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

[Remainder of page intentionally left blank]

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IN WITNESS WHEREOF, each of the Co-Issuers has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer.

Date:

SONIC CAPITAL LLC, as Co-Issuer

By:
Name:
Title:

SONIC INDUSTRIES LLC, as Co-Issuer

By:
Name:
Title:

AMERICA'S DRIVE-IN BRAND PROPERTIES LLC, as Co-Issuer

By:
Name:
Title:

AMERICA'S DRIVE-IN RESTAURANTS LLC, as Co-Issuer

By:
Name:
Title:

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SRI REAL ESTATE HOLDING LLC, as Co-Issuer

By:
Name:
Title:

SRI REAL ESTATE PROPERTIES LLC, as Co-Issuer

By:
Name:
Title:

A-3-8

CERTIFICATE OF AUTHENTICATION

This is one of the Series 2013-1 Class A-2 Notes issued under the within-mentioned Indenture.

CITIBANK, N.A., as Trustee

By:
Authorized Signatory

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[REVERSE OF NOTE]

This Note is one of a duly authorized issue of Series 2013-1 Class A-2 Notes of the Co-Issuers designated as their 3.75% Fixed Rate Series 2013-1 Senior Notes, Class A-2 (herein called the "Series 2013-1 Class A-2 Notes"), all issued under (i) the Base Indenture, dated as of May 20, 2011 (such Base Indenture, as amended, supplemented or modified, is herein called the "Base Indenture"), among the Co-Issuers and Citibank, N.A., as trustee (the "Trustee", which term includes any successor Trustee under the Base Indenture), and (ii) a Series 2013-1 Supplement to the Base Indenture, dated as of July [18], 2013 (the "Series 2013-1 Supplement"), among the Co-Issuers and the Trustee.  The Base Indenture and the Series 2013-1 Supplement are referred to herein as the "Indenture".  The Series 2013-1 Class A-2 Notes are subject to all terms of the Indenture.  All terms used in this Note that are defined in the Indenture, as supplemented, modified or amended, shall have the meanings assigned to them in or pursuant to the Indenture, as so supplemented, modified or amended.

The Series 2013-1 Class A-2 Notes are and will be secured by the Collateral pledged as security therefor as provided in the Indenture.

The Notes will be issued in minimum denominations of $100,000 and integral multiples of $1,000 in excess thereof.

As provided for in the Indenture, the Series 2013-1 Class A-2 Notes may be prepaid, in whole or in part, at the option of the Co-Issuers.  In addition, the Series 2013-1 Class A-2 Notes are subject to mandatory prepayment as provided for in the Indenture.  In certain circumstances, the Co-Issuers will be obligated to pay the Series 2013-1 Class A-2 Make-Whole Prepayment Premium in connection with a mandatory or optional prepayment of the Series 2013-1 Class A-2 Notes as described in the Indenture.  As described above, the entire unpaid principal amount of this Note shall be due and payable on the Series 2013-1 Legal Final Maturity Date.  All payments of principal of the Series 2013-1 Class A-2 Notes will be made pro rata to the Series 2013-1 Class A-2 Noteholders entitled thereto.

Principal of and interest on this Note which is payable on a Payment Date or on any date on which payments are permitted to be made as provided for in the Indenture shall be paid to the Person in whose name this Note (or one or more predecessor Notes) is registered at the close of business on the applicable Record Date or Prepayment Record Date, as the case may be.

Interest and contingent interest, if any, will each accrue on the Series 2013-1 Class A-2 Notes at the rates set forth in the Indenture.  The interest and contingent interest, if any, will be computed on the basis set forth in the Indenture.  The amount of interest payable on the Series 2013-1 Class A-2 Notes on each Payment Date will be calculated as set forth in the Indenture.

Payments of principal and interest on this Note are subordinated to the payment of certain other amounts in accordance with the Priority of Payments.

If an Event of Default shall occur and be continuing, this Note may become or be declared due and payable in the manner and with the effect provided in the Indenture.

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Amounts payable in respect of this Note shall be made by wire transfer of immediately available funds to the account designated by DTC or its nominee.

As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Note may be registered on the Note Register upon surrender of this Note for registration of transfer at the office or agency designated by the Co-Issuers pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Trustee duly executed by, the Series 2013-1 Class A-2 Noteholder hereof or his attorney duly authorized in writing, with such signature guaranteed by an "eligible guarantor institution" meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended, and accompanied by such other documents as the Trustee and the Registrar may require and as may be required by the Series 2013-1 Supplement, and thereupon one or more new Series 2013-1 Class A-2 Notes of authorized denominations in the same aggregate principal amount will be issued to the designated transferee or transferees.  No service charge will be charged for any registration of transfer or exchange of this Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

Each Series 2013-1 Class A-2 Noteholder, by acceptance of a Series 2013-1 Class A-2 Note, covenants and agrees that by accepting the benefits of the Indenture that prior to the date that is one year and one day after the payment in full of the latest maturing note issued under the Indenture, such Series 2013-1 Class A-2 Noteholder will not institute against, or join with any other Person in instituting against, any Securitization Entity any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings, under any federal or state bankruptcy or similar law; provided, however, that nothing herein shall constitute a waiver of any right to indemnification, reimbursement or other payment from the Securitization Entities pursuant to the Indenture or any other Related Document.

It is the intent of the Co-Issuers and each Series 2013-1 Class A-2 Noteholder that, for federal, state and local income and franchise tax purposes only, the Series 2013-1 Class A-2 Notes will evidence indebtedness of the Co-Issuers secured by the Collateral.  Each Series 2013-1 Class A-2 Noteholder, by the acceptance of this Note, agrees to treat this Note (or beneficial interests herein) for purposes of federal, state and local income or franchise taxes and any other tax imposed on or measured by income, as indebtedness of the Co-Issuers or, if any Co-Issuer is treated as a division of another entity, such other entity.

The Indenture permits certain amendments to be made thereto without the consent of the Control Party, the Controlling Class Representative or any Series 2013-1 Class A-2 Noteholders, provided that certain conditions precedent are satisfied.  The Indenture also permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Co-Issuers and the rights of the Series 2013-1 Class A-2 Noteholders under the Indenture at any time by the Co-Issuers with the consent of the Control Party (acting at the direction of the Controlling Class Representative) and without the consent of any Series 2013-1 Class A-2 Noteholders.  The Indenture also contains provisions permitting the

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Control Party (acting at the direction of the Controlling Class Representative) to waive compliance by the Co-Issuers with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences without the consent of any Series 2013-1 Class A-2 Noteholders.  Any such consent or waiver of this Note (or any one or more predecessor Notes) shall be conclusive and binding upon such Series 2013-1 Class A-2 Noteholder and upon all future Series 2013-1 Class A-2 Noteholders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note.

The term "Co-Issuer" as used in this Note includes any successor to the Co-Issuers under the Indenture.

The Series 2013-1 Class A-2 Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations set forth therein.

This Note and the Indenture shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Co-Issuers, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place and rate, and in the coin or currency herein prescribed.

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ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee:

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

(name and address of assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints                                        , attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated:                                                              By:                                            1

Signature Guaranteed:

1	NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note, without alteration, enlargement or any change whatsoever.

A-3-13

SCHEDULE OF EXCHANGES IN UNRESTRICTED GLOBAL SERIES 2013-1

CLASS A-2 NOTE

The initial principal balance of this Unrestricted Global Series 2013-1 Class A-2 Note is $[____________].  The following exchanges of an interest in this Unrestricted Global Series 2013-1 Class A-2 Note for an interest in a corresponding Restricted Global Series 2013-1 Class A-2 Note or a Regulation S Global Series 2013-1 Class A-2 Note have been made:

Date	Amount of Increase (or Decrease) in the Principal Amount of this Unrestricted Global Note	Remaining Principal Amount of this Unrestricted Global Note following the Increase or Decrease	Signature of Authorized Officer of Trustee or Registrar

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EXHIBIT B-1

FORM OF TRANSFER CERTIFICATE FOR TRANSFERS
OF INTERESTS IN RESTRICTED GLOBAL NOTES TO
INTERESTS IN REGULATION S GLOBAL NOTES

Citibank, N.A.,
  as Trustee
111 Wall Street, 15th Floor
New York, New York 10005
Attention: Window

Re:	SONIC CAPITAL LLC, SONIC INDUSTRIES LLC, AMERICA'S DRIVE-IN BRAND PROPERTIES LLC, AMERICA'S DRIVE-IN RESTAURANTS LLC, SRI REAL ESTATE HOLDING LLC, SRI REAL ESTATE PROPERTIES LLC
$155,000,000 3.75% Fixed Rate Series 2013-1 Senior Notes, Class A-2 (the "Notes")

Reference is hereby made to (i) the Base Indenture, dated as of May 20, 2011 (as amended, modified or supplemented from time to time, the "Base Indenture"), among Sonic Capital LLC, Sonic Industries LLC, America's Drive-In Brand Properties LLC, America's Drive-In Restaurants LLC, SRI Real Estate Holding LLC and SRI Real Estate Properties LLC, as co-issuers (the "Co-Issuers") and Citibank, N.A., as trustee (the "Trustee") and (ii) the Series 2013-1 Supplement to the Base Indenture, dated as of July [18], 2013 (the "Supplement" and, together with the Base Indenture, the "Indenture").  Capitalized terms used but not defined herein shall have the meanings assigned to them pursuant to the Indenture.

This certificate relates to U.S. $                     aggregate principal amount of Notes which are held in the form of an interest in a Restricted Global Note with DTC (CUSIP (CINS) No.                     ) in the name of                      [name of transferor] (the "Transferor"), who wishes to effect the transfer of such Notes in exchange for an equivalent beneficial interest in a Regulation S Global Note in the name of                      [name of transferee] (the "Transferee").

In connection with such request, and in respect of such Notes, the Transferee does hereby certify that either (A) the Transferee is an Affiliate of the Master Issuer or (B) such Notes are being transferred (i) in accordance with the transfer restrictions set forth in the Indenture and the Offering Memorandum dated July [11], 2013, relating to the Notes, (ii) pursuant to an exemption from registration under the Securities Act of 1933, as amended (the "Securities Act"), and in accordance with any applicable securities laws of any state of the United States or any other jurisdiction and (iii) to a Person who is not a Competitor.

In addition, the Transferee hereby represents, warrants and covenants for the benefit of the Co-Issuers, the Registrar and the Trustee that either the Transferee is an Affiliate of the Master Issuer, or:

1.      the Transferee is a Qualified Purchaser within the meaning of Section 2(a)(51) of the Investment Company Act;

B-1-1

2.      the offer of the Notes was not made to a Person in the United States;

3.      at the time the buy order was originated, the Transferee was outside the United States;

4.      no directed selling efforts have been made in contravention of the requirements of Rule 903(a) or 904(a) of Regulation S, as applicable;

5.      the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act, and the Transferee is aware that the sale to it is being made in reliance on an exemption from the registration requirements of the 1933 Act provided by Regulation S and in reliance on Section 3(c)(7) of the Investment Company Act;

6.      the Transferee is neither a U.S. person (as defined in Regulation S) nor a U.S. resident (within the meaning of the Investment Company Act);

7.      if the sale is made during a restricted period and the provisions of Rule 903(b)(2) or (3) or Rule 904(b)(1) of Regulation S are applicable thereto, the Transferee confirms that such sale has been made in accordance with the applicable provisions of Rule 903(b)(2) or (3) or Rule 904(b)(1), as the case may be;

8.      the Transferee is acquiring the Notes for its own account or the account of another person, who is a Qualified Purchaser and is neither a U.S. Person nor a U.S. Resident, with respect to which it exercises sole investment discretion;

9.      the Transferee is not purchasing such Offered Notes with a view to the resale, distribution or other disposition thereof in the United States or to a U.S. Person or a U.S. Resident;

10.    the Transferee is not a broker-dealer of the type described in paragraph (a)(1)(ii) of Rule 144A that owns and invests on a discretionary basis less than $25,000,000 in securities of unaffiliated issuers;

11.    the Transferee is not formed for the purpose of investing in the Notes, except where each beneficial owner is a Qualified Purchaser and neither a U.S. Person nor a U.S. Resident;

12.    the Transferee will, and each account for which it is purchasing will, hold and transfer at least the minimum denomination of Notes;

13.    the Transferee understands that the Manager, the Co-Issuers and the Servicer may receive a list of participants holding positions in the Notes from one or more book-entry depositories;

14.    the Transferee understands that the Manager, the Co-Issuers, the Servicer and the Controlling Class Representative may receive a list of Note Owners that have requested access to the password-protected website of the Trustee or that have voluntarily registered as a Note Owner with the Trustee;

B-1-2

15.    the Transferee will provide to each person to whom it transfers Notes notices of any restrictions on transfer of such Notes;

16.    the Transferee is not a participant-directed employee plan, such as a 401(k) plan, or any other type of plan referred to in paragraph (a)(1)(i)(D) or (a)(1)(i)(E) of Rule 144 A, or a trust fund referred to in paragraph (a)(1)(i)(F) of Rule 144 A that holds the assets of such a plan;

17.    if the Transferee is a Section 3(c)(1) or Section 3(c)(7) investment company, or a Section 7(d) foreign investment company relying on Section 3(c)(1) or Section 3(c)(7) of the Investment Company Act with respect to its U.S. holders, and was formed on or before April 30,1996, it has received the necessary consent from its beneficial owners as required by the 1940 Act;

18.    it is not a Competitor;

19.    either (i) it is not a Plan and is not acting on behalf of a Plan or using the assets of any Plan to purchase or hold the Notes or any interest therein or (ii) its purchase and holding of the Notes or any interest therein does not constitute and will not result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code or a violation of any applicable Similar Law; and

20.    it is:

___ (check if applicable) a "United States person" within the meaning of Section 7701(a)(30) of the Internal Revenue Code of 1986, as amended (the "Code") and a properly completed and signed Internal Revenue Service ("IRS") Form W-9 (or applicable successor form) is attached hereto; or

___ (check if applicable) not a "United States person" within the meaning of Section 7701(a)(30) of the Code and a properly completed and signed IRS Form W-8 (or applicable successor form) is attached hereto.

The representations made pursuant to clause 7 above shall be deemed to be made on each day from the date the Transferee acquires any interest in any Note through and including the date on which such Transferee disposes of its interest in the applicable Note.  The Transferee agrees to provide prompt written notice to each of the Co-Issuers, the Registrar and the Trustee of any change of the status of the Transferee that would cause it to breach the representations made in clause 7 above.  The Transferee further agrees to indemnify and hold harmless the Co-Issuers, the Trustee, the Registrar and the Initial Purchasers and their respective affiliates from any cost, damage or loss incurred by them as a result of the inaccuracy or breach of the foregoing representations, warranties and agreements in this clause and clause 7 above.  Any purported transfer of the Notes (or interest therein) that does not comply with the requirements of this clause and clause 7 above shall be null and void ab initio.

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The Transferee understands that the Co-Issuers, the Trustee, the Registrar and their respective counsel will rely upon the accuracy and truth of the foregoing representations, and are irrevocably authorized to produce this certificate or a copy thereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby, and the Transferee hereby consents to such reliance and authorization.

[Name of Transferee]

By:
Name:
Title:

Dated:  __________ __, ____

Taxpayer Identification Number:	Address for Notices:
Wire Instructions for Payments:
Bank:
Address:
Bank ABA #:	Tel:
Account No.:	Fax:
FAO:	Attn.:
Attention:

Registered Name (if Nominee):

cc:	Sonic Capital LLC
Sonic Industries LLC
America's Drive-In Brand Properties LLC
America's Drive-In Restaurants LLC
SRI Real Estate Holding LLC
SRI Real Estate Properties LLC
300 Johnny Bench Drive
Oklahoma City, OK 73104
Attn: General Counsel

B-1-4

EXHIBIT B-2

FORM OF TRANSFER CERTIFICATE FOR TRANSFERS
OF RESTRICTED GLOBAL NOTES TO UNRESTRICTED GLOBAL NOTES

Citibank, N.A.,
  as Trustee
111 Wall Street, 15th Floor
New York, New York 10005
Attention: Window

Re:	SONIC CAPITAL LLC, SONIC INDUSTRIES LLC, AMERICA'S DRIVE-IN BRAND PROPERTIES LLC, AMERICA'S DRIVE-IN RESTAURANTS LLC, SRI REAL ESTATE HOLDING LLC
SRI REAL ESTATE PROPERTIES LLC $155,000,000 3.75% Fixed Rate Series 2013-1 Senior Notes, Class A-2 (the "Notes")

Reference is hereby made to (i) the Base Indenture, dated as of May 20, 2011 (as amended, modified or supplemented from time to time, the "Base Indenture"), among Sonic Capital LLC, Sonic Industries LLC, America's Drive-In Brand Properties LLC, America's Drive-In Restaurants LLC, SRI Real Estate Holding LLC and SRI Real Estate Properties LLC, as co-issuers (the "Co-Issuers") and Citibank, N.A., as trustee (the "Trustee") and (ii) the Series 2013-1 Supplement to the Base Indenture, dated as of July [18], 2013 (the "Supplement" and, together with the Base Indenture, the "Indenture").  Capitalized terms used but not defined herein shall have the meanings assigned to them pursuant to the Indenture.

This certificate relates to U.S. $                     aggregate principal amount of Notes which are held in the form of an interest in a Restricted Global Note with DTC (CUSIP (CINS) No.                     ) in the name of                      [name of transferor] (the "Transferor"), who wishes to effect the transfer of such Notes in exchange for Unrestricted Global Notes in an equivalent aggregate principal amount in the name of                      [name of transferee] (the "Transferee").

In connection with such request, and in respect of such Notes, the Transferee does hereby certify that either (A) the Transferee is an Affiliate of the Master Issuer or (B) such Notes are being transferred (i) in accordance with the transfer restrictions set forth in the Indenture and the Offering Memorandum dated July [11], 2013, relating to the Notes, (ii) pursuant to an exemption from registration under the Securities Act of 1933, as amended (the "Securities Act"), and in accordance with any applicable securities laws of any state of the United States or any other jurisdiction and (iii) to a Person that is not a Competitor.

In addition, the Transferee hereby represents, warrants and covenants for the benefit of the Co-Issuers, the Trustee, the Registrar and their respective counsel that either the Transferee is an Affiliate of the Master Issuer, or:

B-2-1

(1)        Investor Status; Investment Intent.  The Transferee is not a Competitor and is both a Qualified Institutional Buyer and a Qualified Purchaser, acquiring the Notes for its own account or for the account of another person who is both a Qualified Institutional Buyer and a Qualified Purchaser with respect to which the Transferee exercises sole investment discretion, either (i) as certified by the Transferor or the Transferee, in a transfer being made pursuant to Rule 144 under the Securities Act for investment purposes and not with a view to the distribution thereof or (ii) pursuant to a transaction that would otherwise not require registration under the Securities Act (in which case the Transferor or Transferee has provided an opinion of counsel to the Trustee, the Registrar and the Co-Issuers that such transfer may be made pursuant to an exemption from registration under the Securities Act).

(2)        Purchaser Sophistication; Non-Reliance; Suitability; Access to Information.  The Transferee (a) has such knowledge and experience in financial and business matters that the Transferee is capable of evaluating the merits and risks (including for tax, legal, regulatory, accounting and other financial purposes) of its prospective investment in the Notes and is financially able to bear such risk, (b) in making such investment is not relying on the advice or recommendations of any Initial Purchaser, the Co-Issuers or any of their respective affiliates (or any representative of any of the foregoing), and none of such persons or their respective affiliates is acting as a fiduciary or financial or investment adviser for the Transferee, (c) has determined that an investment in the Notes is suitable and appropriate for it, (d) has received, and has had an adequate opportunity to review the contents of, the Offering Memorandum, (e) has had access to such financial and other information concerning the Co-Issuers and the Notes as it has deemed necessary to make its own independent decision to purchase the Notes, including the opportunity, at a reasonable time prior to its purchase of the Notes, to ask questions and receive answers concerning the Co-Issuers and the terms and conditions of the offering of the Notes, (f) is not purchasing such Notes with a view to the resale, distribution or other disposition thereof in the United States or to a U.S. Person or a U.S. Resident, (g) is not a broker-dealer of the type described in paragraph (a)(1)(ii) of Rule 144A that owns and invests on a discretionary basis less than $25,000,000 in securities of unaffiliated issuers, (h) is not formed for the purpose of investing in the Notes, except where each beneficial owner is a Qualified Purchaser and neither a U.S. Person nor a U.S. Resident, (i) will, and each account for which it is purchasing will, hold and transfer at least the minimum denomination of Notes, (j) understands that the Co-Issuers may receive a list of participants holding positions in the Notes from one or more book-entry depositories (k) will provide to each person to whom it transfers Notes notices of any restrictions on transfer of such Notes, (1) is not a participant-directed employee plan, such as a 401(k) plan, or any other type of plan referred to in paragraph (a)(1)(i)(D) or (a)(1)(i)(E) of Rule 144A, or a trust fund referred to in paragraph (a)(1)(i)(F) of Rule 144A that holds the assets of such a plan, and (m) is not a Competitor.

(3)        Offering Memorandum.  The Transferee acknowledges that the Offering Memorandum is personal to such Transferee and does not constitute an offer to any other person or to the public generally to acquire the Notes other than pursuant to Section 4(2) under the Securities Act.  Distribution of the Offering Memorandum, or disclosure of any of its contents to any person other than the Transferee and those persons, if any, retained to advise the Transferee with respect thereto and other persons meeting the requirements of Section 4(2) is unauthorized and any disclosure of any of its contents, without the prior written consent of the Co-Issuers, is prohibited.

B-2-2

(4)        Limited Liquidity.  The Transferee understands that there is no market for the Notes and that no assurance can be given as to the liquidity of or trading market for the Notes and that it is unlikely that a trading market for the Notes will develop.  It further understands that, although the Initial Purchasers may from time to time make a market in the Notes, the Initial Purchasers are under no obligation to do so and, following the commencement of any market-making, may discontinue the same at any time.  Accordingly, the Transferee must be prepared to hold the Notes for an indefinite period of time or until the Final Maturity Date.

(5)        Investment Company Act.  The Transferee agrees that no sale, pledge or other transfer of a Note (or any interest therein) may be made in the United States unless such sale, pledge or other transfer is made to a transferee who is both a Qualified Purchaser and a Qualified Institutional Buyer.  The Transferee further agrees that no sale, pledge or other transfer of a Note (or any interest therein) may be made if such transfer would have the effect of requiring any of the Co-Issuers or the pool of assets owned by the Co-Issuers to register as an investment company under the Investment Company Act.

(6)        Required Sale by U.S. Persons or U.S. Residents that are not Qualified Purchasers.  The Transferee understands that the Indenture permits the Co-Issuers to require any holder of the Notes who is neither a U.S. person (as defined in Regulation S) nor a U.S. resident (as defined for purposes of the Investment Company Act) who is determined not to have been a Qualified Purchaser to sell such holder's Notes to a Qualified Purchaser that is neither a U.S. person (as defined in Regulation S) nor a U.S. resident (as defined for purposes of the Investment Company Act).

(7)        ERISA.  The Transferee represents and warrants either (i) it is not a Plan and is not acting on behalf of any Plan or using the assets of any Plan to purchase or hold the Notes or any interest therein or (ii) its purchase and holding of such Notes or any interest therein does not constitute and will not result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code or a violation of any applicable Similar Law.

The representations made pursuant to the preceding paragraph shall be deemed to be made on each day from the date the Transferee acquires any interest in any Note through and including the date on which such Transferee disposes of its interest in the applicable Note.  The Transferee agrees to provide prompt written notice to each of the Co-Issuers, the Registrar and the Trustee of any change of the status of the Transferee that would cause it to breach the representations made in the preceding paragraphs.  The Transferee further agrees to indemnify and hold harmless the Co-Issuers, the Trustee, the Registrar and the Initial Purchasers and their respective affiliates from any cost, damage or loss incurred by them as a result of the inaccuracy or breach of the foregoing representations, warranties and agreements in this paragraph and the preceding paragraph.  Any purported transfer of the applicable Notes (or interests therein) that does not comply with the requirements of this paragraph and the preceding paragraph shall be null and void ab initio.

(8)        Certain Transfers Void.  The Transferee agrees that (a) any sale, pledge or other transfer of a Note (or any interest therein) made in violation of the transfer restrictions contained in the Offering Memorandum relating to the Notes and in the Indenture, or made based upon any false or inaccurate representation made by the Transferee or a transferee to the Co-

B-2-3

Issuers, will be void and of no force or effect and (b) none of the Co-Issuers, the Trustee or the Registrar under the Indenture has any obligation to recognize any sale, pledge or other transfer of a Note (or any interest therein) made in violation of any such transfer restriction or made based upon any such false or inaccurate representation.

(9)        Reliance on Representations, etc.  The Transferee acknowledges that the Co-Issuers, the Initial Purchasers, the Trustee, the Registrar and others will rely upon the truth and accuracy of the foregoing acknowledgments, representations and agreements and agrees that, if any of the acknowledgments, representations or warranties made or deemed to have been made by it in connection with its purchase of the Notes are no longer accurate, the Transferee will promptly notify the Co-Issuers, the Trustee, the Registrar and the Initial Purchasers.

(10)      Legend.  The Notes will bear a legend substantially to the following effect unless the Co-Issuers determines otherwise in compliance with applicable law:

THE ISSUANCE AND SALE OF THIS SERIES 2013-1 CLASS A-2 NOTE HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR WITH ANY SECURITIES REGULATORY AUTHORITY OF ANY STATE OR OTHER RELEVANT JURISDICTION, AND NONE OF SONIC CAPITAL LLC, SONIC INDUSTRIES LLC, AMERICA’S DRIVE-IN BRAND PROPERTIES LLC, AMERICA’S DRIVE-IN RESTAURANTS LLC, SRI REAL ESTATE HOLDING LLC OR SRI REAL ESTATE PROPERTIES LLC (THE “CO-ISSUERS”) HAS BEEN REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE “INVESTMENT COMPANY ACT”).  THIS NOTE OR ANY INTEREST HEREIN MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (A) TO SONIC CAPITAL LLC OR AN AFFILIATE THEREOF, (B) IN THE UNITED STATES TO AN INITIAL PURCHASER OR A SUBSEQUENT TRANSFEREE WHO IS NOT A COMPETITOR AND IS BOTH A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT (“RULE 144A”) AND A “QUALIFIED PURCHASER” (WITHIN THE MEANING OF THE INVESTMENT COMPANY ACT), ACTING FOR ITS OWN ACCOUNT OR THE ACCOUNT OF ANOTHER PERSON, WHO IS NOT A COMPETITOR AND IS BOTH A QUALIFIED INSTITUTIONAL BUYER AND A QUALIFIED PURCHASER, WITH RESPECT TO WHICH SUCH INITIAL PURCHASER OR SUBSEQUENT TRANSFEREE EXERCISES SOLE INVESTMENT DISCRETION OR (C) OUTSIDE THE UNITED STATES TO AN INITIAL PURCHASER OR A SUBSEQUENT TRANSFEREE WHO IS NOT A COMPETITOR AND IS A QUALIFIED PURCHASER AND NEITHER A U.S. PERSON (AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT (“REGULATION S”)) NOR A U.S. RESIDENT (WITHIN THE MEANING OF THE INVESTMENT COMPANY ACT), ACTING FOR ITS OWN ACCOUNT OR THE ACCOUNT OF ANOTHER PERSON, WHO IS A NOT A COMPETITOR AND IS A QUALIFIED PURCHASER, AND NEITHER A U.S. PERSON (AS DEFINED IN REGULATION S) NOR A U.S.

B-2-4

RESIDENT (WITHIN THE MEANING OF THE INVESTMENT COMPANY ACT), WITH RESPECT TO WHICH SUCH INITIAL PURCHASER OR SUBSEQUENT TRANSFEREE EXERCISES SOLE INVESTMENT DISCRETION, IN OFFSHORE TRANSACTIONS IN RELIANCE ON REGULATION S, AND, IN EACH CASE, IN COMPLIANCE WITH THE CERTIFICATIONS AND OTHER REQUIREMENTS SPECIFIED IN THE INDENTURE REFERRED TO HEREIN AND ANY APPLICABLE SECURITIES LAWS OF ANY STATE OR THE UNITED STATES AND ANY OTHER RELEVANT JURISDICTION.

BY ITS ACQUISITION OR ACCEPTANCE HEREOF, THE HOLDER (IF NOT AN AFFILIATE OF THE MASTER ISSUER) REPRESENTS THAT (A) IT IS NOT A COMPETITOR AND IS (X) A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A AND A “QUALIFIED PURCHASER” (WITHIN THE MEANING OF THE INVESTMENT COMPANY ACT) OR (Y) A “QUALIFIED PURCHASER” (WITHIN THE MEANING OF THE INVESTMENT COMPANY ACT) AND NEITHER A U.S. RESIDENT NOR A U.S. PERSON AND IS ACQUIRING THIS NOTE IN AN OFFSHORE TRANSACTION, AS APPLICABLE, (B) IT IS ACTING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF ANOTHER PERSON WHICH IS NOT A COMPETITOR AND IS EITHER (X) A QUALIFIED INSTITUTIONAL BUYER AND A QUALIFIED PURCHASER OR (Y) A QUALIFIED PURCHASER AND NEITHER A U.S. RESIDENT NOR A U.S. PERSON, AS APPLICABLE, AND IN EACH CASE WITH RESPECT TO WHICH IT EXERCISES SOLE INVESTMENT DISCRETION, (C) IT AND EACH ACCOUNT FOR WHICH IT IS PURCHASING WILL HOLD AND TRANSFER AT LEAST THE MINIMUM DENOMINATION OF NOTES, (D) IT UNDERSTANDS THAT THE CO-ISSUERS MAY RECEIVE A LIST OF PARTICIPANTS HOLDING POSITIONS IN THEIR NOTES FROM ONE OR MORE BOOK-ENTRY DEPOSITORIES, (E) IT WILL PROVIDE NOTICE OF THE TRANSFER RESTRICTIONS TO ANY SUBSEQUENT TRANSFEREES, (F) IT IS NOT A BROKER-DEALER OF THE TYPE DESCRIBED IN PARAGRAPH (a)(1)(ii) OF RULE 144A WHICH OWNS AND INVESTS ON A DISCRETIONARY BASIS LESS THAN $25,000,000 IN SECURITIES OF ISSUERS THAT ARE NOT AFFILIATED TO IT, (G) IT IS NOT A PARTICIPANT-DIRECTED EMPLOYEE PLAN, SUCH AS A 401(k) PLAN, OR ANY OTHER TYPE OF PLAN REFERRED TO IN PARAGRAPH (a)(1)(i)(D) OR (a)(1)(i)(E) OF RULE 144A, OR A TRUST FUND REFERRED TO IN PARAGRAPH (a)(1)(i)(F) OF RULE 144A THAT HOLDS THE ASSETS OF SUCH A PLAN, (H) IT IS NOT FORMED FOR THE PURPOSE OF INVESTING IN THE CO-ISSUERS (EXCEPT WHERE EACH BENEFICIAL OWNER IS (X) BOTH A QUALIFIED PURCHASER AND A QUALIFIED INSTITUTIONAL BUYER OR (Y) A QUALIFIED PURCHASER AND NEITHER A U.S. RESIDENT NOR A U.S. PERSON, AS APPLICABLE), AND (I) IF IT IS A SECTION 3(c)(1) OR SECTION 3(c)(7) INVESTMENT COMPANY, OR A SECTION 7(d) FOREIGN INVESTMENT COMPANY RELYING ON SECTION 3(c)(1) OR SECTION 3(c)(7) OF THE

B-2-5

INVESTMENT COMPANY ACT WITH RESPECT TO ITS U.S. HOLDERS, AND WAS FORMED ON OR BEFORE APRIL 30, 1996, IT HAS RECEIVED THE NECESSARY CONSENT FROM ITS BENEFICIAL OWNERS AS REQUIRED BY THE INVESTMENT COMPANY ACT.

EACH INITIAL PURCHASER AND EACH SUBSEQUENT TRANSFEREE (IF NOT AN AFFILIATE OF THE MASTER ISSUER) TAKING DELIVERY OF THIS NOTE OR AN INTEREST IN THIS NOTE WILL BE DEEMED TO HAVE MADE THE APPLICABLE REPRESENTATIONS AND AGREEMENTS REFERRED TO IN THE INDENTURE.  EACH INITIAL PURCHASER AND EACH SUBSEQUENT TRANSFEREE TAKING DELIVERY OF THIS NOTE OR AN INTEREST IN THIS NOTE IN THE FORM OF AN INTEREST IN A [REGULATION S GLOBAL NOTE] [RESTRICTED NOTE] OR [AN UNRESTRICTED NOTE] WILL BE REQUIRED TO DELIVER A TRANSFER CERTIFICATE IN THE FORM REQUIRED BY THE INDENTURE AND WILL BE REQUIRED TO MAKE THE APPLICABLE REPRESENTATIONS AND AGREEMENTS REFERRED TO IN THE INDENTURE.

ANY TRANSFER OF THIS NOTE IN VIOLATION OF THE FOREGOING WILL BE OF NO FORCE AND EFFECT AND WILL BE NULL AND VOID AB INITIO AND WILL NOT OPERATE TO TRANSFER ANY RIGHTS TO THE INITIAL PURCHASER OR SUBSEQUENT TRANSFEREE, NOTWITHSTANDING ANY INSTRUCTIONS TO THE CONTRARY TO THE CO-ISSUERS, THE TRUSTEE OR ANY INTERMEDIARY.

IF THIS NOTE WAS ACQUIRED IN THE UNITED STATES, AND THE HOLDER IS DETERMINED TO BE A COMPETITOR OR NOT TO HAVE BEEN BOTH A QUALIFIED INSTITUTIONAL BUYER AND A QUALIFIED PURCHASER AT THE TIME OF ACQUISITION OF THIS NOTE, THE CO-ISSUERS HAVE THE RIGHT TO REQUIRE SUCH HOLDER TO SELL THIS NOTE TO A PURCHASER WHO IS NOT A COMPETITOR AND IS BOTH A QUALIFIED INSTITUTIONAL BUYER AND A QUALIFIED PURCHASER.  THE CO-ISSUERS ALSO HAVE THE RIGHT TO REFUSE TO HONOR A TRANSFER TO A PERSON WHO IS NOT BOTH A QUALIFIED INSTITUTIONAL BUYER AND A QUALIFIED PURCHASER OR WHO IS A COMPETITOR.

IF THIS NOTE WAS ACQUIRED OUTSIDE THE UNITED STATES, AND THE HOLDER IS DETERMINED TO BE A COMPETITOR OR NOT TO HAVE BEEN A QUALIFIED PURCHASER AND NEITHER A “U.S. PERSON” NOR A “U.S. RESIDENT” AT THE TIME OF ACQUISITION OF THIS NOTE, THE CO-ISSUERS HAVE THE RIGHT TO REQUIRE SUCH HOLDER TO SELL THIS NOTE TO A PURCHASER WHO IS NOT A COMPETITOR AND IS A QUALIFIED PURCHASER AND NEITHER A “U.S. PERSON” NOR A “U.S. RESIDENT.”  THE CO-ISSUERS ALSO HAVE THE RIGHT TO REFUSE TO HONOR A TRANSFER TO A PERSON WHO IS

B-2-6

NOT A QUALIFIED PURCHASER AND NEITHER A “U.S. PERSON” NOR A “U.S. RESIDENT” OR WHO IS A COMPETITOR.

THIS NOTE IS A GLOBAL NOTE WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITORY TRUST COMPANY (“DTC”), A NEW YORK CORPORATION, 55 WATER STREET, NEW YORK, NEW YORK 10004, OR A NOMINEE THEREOF.  THIS NOTE MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS NOTE IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN DTC OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.  UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF DTC TO THE CO-ISSUERS OR THE REGISTRAR, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL BECAUSE THE REGISTERED OWNER, CEDE & CO., HAS AN INTEREST HEREIN.

(11)      Due Authorization; Capability.  If the Transferee is not a natural person, the Transferee has the power and authority to enter into each agreement required to be executed and delivered by or on behalf of the Transferee in connection with its purchase of Notes, which will include a note subscription agreement, and to perform its obligations thereunder and consummate the transactions contemplated thereby, and the person signing any such documents on behalf of the Transferee has been duly authorized to execute and deliver such documents and each other document required to be executed and delivered by the Transferee in connection with its purchase of Notes.  If the Transferee is an individual, the Transferee has all requisite legal capacity to acquire and hold the Notes and to execute, deliver and comply with the terms of each of the documents required to be executed and delivered by the Transferee in connection with this subscription for Notes.  Such execution, delivery and compliance by the Transferee does not conflict with, or constitute a default under, any instruments governing the Transferee, any applicable law, regulation or order, or any material agreement to which the Transferee is a party or by which the Transferee is bound.

(12)      Permanent Address.  If the Transferee's permanent address is located in the United States, the Transferee was offered the Notes in the state of such Transferee's permanent address and intends that the securities law of that state govern the Transferee's subscription for the Notes.

(13)      Treaty Exemption.  The Transferee, if not a "United States person" (as defined in Section 7701(a)(30) of the Code), either (a) is not a bank (within the meaning of Section 881(c)(3)(A) of the Code) or an affiliate of a bank, (b) is a person (or a wholly owned affiliate of a person) that is eligible for benefits under an income tax treaty with the United States

B-2-7

that eliminates U.S. federal income taxation of U.S. source interest not attributable to a permanent establishment in the United States, or (c) is not related to the Co-Issuers within the meaning of Section 1.881-3 of the Treasury Regulations.

(14)      Certain Tax Matters.  The Transferee hereby certifies that it is:

___ (check if applicable) a "United States person" within the meaning of Section 7701(a)(30) of the Internal Revenue Code of 1986, as amended (the "Code") and a properly completed and signed Internal Revenue Service ("IRS") Form W-9 (or applicable successor form) is attached hereto; or

___ (check if applicable) not a "United States person" within the meaning of Section 7701(a)(30) of the Code and a properly completed and signed IRS Form W-8 (or applicable successor form) is attached hereto.

B-2-8

The Transferee understands that the Co-Issuers, the Trustee, the Registrar and their respective counsel will rely upon the accuracy and truth of the foregoing representations, and the Transferee hereby consents to such reliance.

[Name of Transferee]

By:
Name:
Title:

Dated:  ________________

Taxpayer Identification Number:	Address for Notices:
Wire Instructions for Payments:
Bank:
Address:
Bank ABA #:	Tel:
Account No.:	Fax:
FAO:	Attn.:
Attention:

Registered Name (if Nominee):

cc:	Sonic Capital LLC
Sonic Industries LLC
America's Drive-In Brand Properties LLC
America's Drive-In Restaurants LLC
SRI Real Estate Holding LLC
SRI Real Estate Properties LLC
300 Johnny Bench Drive
Oklahoma City, OK 73104
Attn: General Counsel

B-2-9

EXHIBIT B-3

FORM OF TRANSFER CERTIFICATE FOR TRANSFERS
OF INTERESTS IN REGULATION S GLOBAL NOTES OR UNRESTRICTED
GLOBAL NOTES TO PERSONS TAKING DELIVERY IN THE FORM OF
AN INTEREST IN A RESTRICTED GLOBAL NOTE

Citibank, N.A.,
  as Trustee
111 Wall Street, 15th Floor
New York, New York 10005
Attention: Window

Re:
SONIC CAPITAL LLC, SONIC INDUSTRIES LLC, AMERICA'S DRIVE-IN BRAND PROPERTIES LLC, AMERICA'S DRIVE-IN RESTAURANTS LLC, SRI REAL ESTATE HOLDING LLC, SRI REAL ESTATE PROPERTIES LLC $155,000,000 3.75% Fixed Rate Series 2013-1 Senior Notes, Class A-2 (the "Notes")

Reference is hereby made to (i) the Base Indenture, dated as of May 20, 2011 (as amended, modified or supplemented from time to time, the "Base Indenture"), among Sonic Capital LLC, Sonic Industries LLC, America's Drive-In Brand Properties LLC, America's Drive-In Restaurants LLC, SRI Real Estate Holding LLC and SRI Real Estate Properties LLC, as co-issuers (the "Co-Issuers") and Citibank, N.A., as trustee (the "Trustee") and as securities intermediary and (ii) the Series 2013-1 Supplement to the Base Indenture, dated as of July [18], 2013 (the "Supplement" and, together with the Base Indenture, the "Indenture").  Capitalized terms used but not defined herein shall have the meanings assigned to them pursuant to the Indenture.

This certificate relates to U.S. $                     aggregate principal amount of Notes which are held in the form of an interest in a Regulation S Global Note with DTC (CUSIP (CINS) No.                     ) in the name of                      [name of transferor] (the "Transferor"), who wishes to effect the transfer of such Notes in exchange for an equivalent beneficial interest in a Restricted Global Note in the name of                      [name of transferee] (the "Transferee").

In connection with such request, and in respect of such Notes, the Transferee does hereby certify that either (A) the Transferee is an Affiliate of the Master Issuer or (B) such Notes are being transferred in accordance with (i) the applicable transfer restrictions set forth in the Indenture and in the Offering Memorandum dated July [11], 2013, relating to the Notes and (ii) Rule 144A under the Securities Act of 1933, as amended, (the "Securities Act") and any applicable securities laws of any state of the United States or any other jurisdiction, and that the Transferee is purchasing the Notes for its own account or one or more accounts with respect to which the Transferee exercises sole investment discretion, and the Transferee and any such account represent, warrant and agree that either it is an Affiliate of the Master Issuer or as follows:

B-3-1

1.     It is (a) a Qualified Institutional Buyer and a Qualified Purchaser, (b) aware that the sale to it is being made in reliance on Rule 144A and in reliance on Section 3(c)(7) of the Investment Company Act and (c) acquiring such Notes for its own account or for the account of another person who is a Qualified Institutional Buyer and a Qualified Purchaser with respect to which it exercises sole investment discretion.

2.     It is not a broker-dealer of the type described in paragraph (a)(1)(ii) of Rule 144A that owns and invests on a discretionary basis less than $25,000,000 in securities of unaffiliated issuers.

3.     It is not formed for the purpose of investing in the Notes, except where each beneficial owner is a Qualified Institutional Buyer and a Qualifies Purchaser (for Notes acquired in the United States) or a Qualified Purchaser and neither a U.S. person (as defined in Regulation S) nor a U.S. resident (as defined for purposes of the Investment Company Act) (for Notes acquired outside the United States).

4.     It will, and each account for which it is purchasing will, hold and transfer at least the minimum denomination of Notes.

5.     It understands that the Manager, the Co-Issuers and the Servicer may receive a list of participants holding positions in the Notes from one or more book-entry depositories.

6.     It understands that that the Manager, the Co-Issuers, the Servicer and the Controlling Class Representative may receive a list of Note Owners that have requested access to the password-protected website of the Trustee or that have voluntarily registered as a Note Owner with the Trustee.

7.     It will provide to each person to whom it transfers Notes notices of any restrictions on transfer of such Notes.

8.     It is not a participant-directed employee plan, such as a 401(k) plan, or any other type of plan referred to in paragraph (a)(1)(i)(D) or (a)(1)(i)(E) of Rule 144A, or a trust fund referred to in paragraph (a)(1)(i)(F) of Rule 144A that holds the assets of such a plan.

9.     If it is a Section 3(c)(1) or Section 3(c)(7) investment company, or a Section 7(d) foreign investment company relying on Section 3(c)(1) or Section 3(c)(7) of the Investment Company Act with respect to its U.S. holders, and was formed on or before April 30, 1996, it has received the necessary consent from its beneficial owners as required by the Investment Company Act.

10.   It is not a Competitor.

The Transferee hereby certifies that it is:

____ (check if applicable) a "United States person" within the meaning of Section 7701(a)(30) of the Internal Revenue Code of 1986, as amended (the "Code") and a properly completed and signed Internal Revenue Service ("IRS") Form W-9 (or applicable form) is attached hereto; or

B-3-2

____ (check if applicable) not a "United States person" within the meaning of Section 7701(a)(30) of the Code and a properly signed IRS Form W-8 (or applicable successor form) is attached hereto.

The Transferee represents and warrants either (i) it is not a Plan and is not acting on behalf of any Plan or using the assets of any Plan to purchase or hold the Notes or any interest therein or (ii) its purchase and holding of such Notes or any interest therein does not constitute and will not result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code or a violation of any applicable Similar Law.

The representations made pursuant to the preceding paragraph shall be deemed to be made on each day from the date the Transferee acquires any interest in any Note through and including the date on which such Transferee disposes of its interest in the applicable Note.  The Transferee agrees to provide prompt written notice to each of the Co-Issuers, the Registrar and the Trustee of any change of the status of the Transferee that would cause it to breach the representations made in the preceding paragraph.  The Transferee further agrees to indemnify and hold harmless the Co-Issuers, the Registrar, the Trustee and the Initial Purchasers and their respective affiliates from any cost, damage or loss incurred by them as a result of the inaccuracy or breach of the foregoing representations, warranties and agreements.  Any purported transfer of the applicable Notes (or interests therein) that does not comply with the requirements of this paragraph and the preceding paragraph shall be null and void ab initio.

B-3-3

The Transferee understands that the Co-Issuers, the Trustee, the Registrar and their respective counsel will rely upon the accuracy and truth of the foregoing representations, and are irrevocably authorized to produce this certificate or a copy hereof to any interested party in any administrative or legal proceedings or official inquiry with respect to any matter covered hereby, and the Transferee hereby consents and agrees to such reliance and authorization.

[Name of Transferee]

By:
Name:
Title:

Dated:  ________________

Taxpayer Identification Number:	Address for Notices:
Wire Instructions for Payments:
Bank:
Address:
Bank ABA #:	Tel:
Account No.:	Fax:
FAO:	Attn.:
Attention:

Registered Name (if Nominee):

cc:	Sonic Capital LLC
Sonic Industries LLC
SRI Real Estate Holding LLC
SRI Real Estate Properties LLC
America's Drive-In Brand Properties LLC
America's Drive-In Restaurants LLC
300 Johnny Bench Drive
Oklahoma City, OK 73104
Attn: General Counsel

B-3-4

EXHIBIT C

[CLEARING AGENCY]

IMPORTANT
B#:	[number]

DATE:	[date]

TO:	ALL PARTICIPANTS

FROM:	[name], [title], Underwriting Department

ATTENTION:	[Managing Partner/Officer; Cashier, Operations, Data Processing and Underwriting Managers]

SUBJECT:
Section 3(c)(7) restrictions for SONIC CAPITAL LLC,
SONIC INDUSTRIES LLC,
AMERICA'S DRIVE-IN BRAND PROPERTIES LLC,
AMERICA'S DRIVE-IN RESTAURANTS LLC,
SRI REAL ESTATE HOLDING LLC
SRI REAL ESTATE PROPERTIES LLC, each as Co-Issuer 3.75% Fixed Rate Series 2013-1 Senior Notes, Class A-2

(A) [CUSIP Numbers] [ISIN/Common Code]:	[CUSIP Numbers for 3.75% Fixed Rate Series 2013-1 Senior Notes, Class A-2 — 144A, Reg.S] [ISIN/Common Code for 3.75% Fixed Rate Senior Notes, Class A-2]
(B) Security Description:
SONIC CAPITAL LLC, SONIC INDUSTRIES LLC, AMERICA'S DRIVE-IN BRAND PROPERTIES LLC, AMERICA'S DRIVE-IN RESTAURANTS LLC, SRI REAL ESTATE HOLDING LLC and SRI REAL ESTATE PROPERTIES LLC, each as Co-Issuer 3.75% Fixed Rate Series 2013-1 Senior Notes, Class A-2

(C) Offer Amount:	$155,000,000
(D) Managing Underwriter:	Guggenheim Securities, LLC
(E) Paying Agent:	[name of paying agent]
(F) Closing Date:	July [18], 2013

Special Instructions:

See Attached Important Instructions from the Co-Issuers.

[CO-ISSUERS LETTERHEAD]

3.75% Fixed Rate Series 2013-1 Senior Notes, Class A-2

[             ] [              ]

The Co-Issuers and Initial Purchasers are putting Participants on notice that they are required to follow these purchase and transfer restrictions with regard to the above-referenced security.

In order to qualify for the exemption provided by Section 3(c)(7) under the Investment Company Act of 1940, as amended (the "Investment Company Act"), and the exemption provided by Rule 144A under the Securities Act of 1933, as amended (the "Securities Act"), offers, sales and resales of the 3.75% Fixed Rate Series 2013-1 Senior Notes, Class A-2 (the "Securities") may only be made in minimum denominations of  (x) within the United States to "qualified institutional buyers" ("QIBs") within the meaning of Rule 144A that are also "qualified purchasers" ("QPs") within the meaning of Section 2(a)(51)(A) of the Investment Company Act and Rule 2a51-1 promulgated thereunder and are not Competitors and (y) outside of the United States to QPs who are not Competitors and are neither U.S. persons (as defined in Regulation S) nor U.S. residents (as defined for purposes of the Investment Company Act).  Each purchaser of Securities (1) represents to and agrees with the Co-Issuers and the Initial Purchasers that (i) (a) with respect to Notes that were purchased in the United States, the purchaser is a QIB who is a QP (a "QIB/QP") and (b) with respect to Notes that were purchased outside the United States, the purchaser is a QP who is neither a U.S. person (as defined in Regulation S) nor a U.S. resident (as defined for purposes of the Investment Company Act); (ii) the purchaser is not a broker-dealer who owns and invests on a discretionary basis less than $25,000,000 in securities of unaffiliated issuers; (iii) the purchaser is not a participant-directed employee plan, such as a 401(k) plan; (iv) the QIB/QP is acting for its own account, or the account of another QIB/QP; (v) the purchaser is not formed for the purpose of investing in the Co-Issuers; (vi) the purchaser, and each account for which it is purchasing, will hold and transfer at least the minimum denomination of Securities; (vii) the purchaser understands that the Co-Issuers may receive a list of participants holding positions in its securities from one or more book-entry depositaries; (viii) the purchaser will provide notice of the transfer restrictions to any subsequent transferees; and (ix) the purchaser is not a Competitor and (2) acknowledges that the Co-Issuers have not been registered under Investment Company Act and the Securities have not been registered under the Securities Act and represents to and agrees with the Co-Issuers and the Initial Purchasers that, for so long as securities are outstanding, it will not offer, resell, pledge or otherwise transfer the Securities except to a QIB that is also a QP in a transaction meeting the requirements of Rule 144A.  Each purchaser further understands that the Securities will bear a legend with respect to such transfer restrictions.  See "Transfer Restrictions" in the Offering Memorandum.

The charter, bylaws, organizational documents or securities issuance documents of the Co-Issuers provide that the Co-Issuers will have the right to (i) require any holder of Securities who is determined not to be both a QIB and a QP to sell the Securities to a QIB that is also a QP or (ii) redeem any Securities held by such a holder on specified terms.  In addition, the Co-Issuers have the right to refuse to register or otherwise honor a transfer of Securities to a proposed transferee that is not both a QIB and a QP.

The restrictions on transfer required by the Co-Issuers (outlined above) will be reflected [under the notation "3c7" in DTC's User Manuals and DTC's Reference Directory] [Annex 3(c)(7) of Euroclear's New Issues Acceptance Guide] [Chapter 7 ("Custody Business Operations — New Issues"), Section 7.3 ("General Procedure for the admission and distribution of new issues of syndicated international instruments") in Clearstream Banking's Directory].

Any questions or comments regarding this subject may be directed to General Counsel (405) 225 - 5238.

EXHIBIT D

FORM OF MONTHLY NOTEHOLDERS’ STATEMENT

D-1

EXHIBIT E

FORM OF QUARTERLY NOTEHOLDERS’ STATEMENT

E-1